Registration No. 333-111688

811-07837

As Filed with the Securities and Exchange Commission on April 29, 2019

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 27	☑

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 58	☑

DELAWARE LIFE VARIABLE ACCOUNT G

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on April 30, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Large Case VUL

Delaware Life Variable Account G

A Flexible Premium Corporate Variable Universal Life Insurance Policy

Prospectus

April 30, 2019

This prospectus describes the corporate variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

BlackRock Global Allocation V.I. Fund (Class I)

Fidelity® VIP Balanced Portfolio (Initial Class)6

MFS® Total Return Series (Initial Class)

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

Lazard Retirement Emerging Markets Equity Portfolio (Investor Class)

MFS® Emerging Markets Equity Portfolio (Initial Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

Fidelity® VIP High Income Portfolio (Initial Class)7

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

PIMCO Real Return Portfolio (Administrative Class)

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)8

MFS® Corporate Bond Portfolio (Initial Class)

MFS® Government Securities Portfolio (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

International/Global Equity

AB International Value Portfolio (Class A)

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

Columbia Variable Portfolio - Overseas Core Fund (Class 2)

Fidelity® VIP Overseas Portfolio (Initial Class)7

First Eagle Overseas Variable Fund4

MFS® Global Growth Portfolio (Initial Class)

MFS® International Growth Portfolio (Initial Class)

MFS® International Value Portfolio (Initial Class)

MFS® Research International Portfolio (Initial Class)

Oppenheimer Global Fund/VA (Non-Service Shares)

Templeton Foreign VIP Fund (Class 1)

Templeton Growth VIP Fund (Class 1)

Mid Cap Equity

Alger Mid Cap Growth Portfolio (Class I-2)

AB Small/Mid Cap Value Portfolio (Class A)

Delaware VIP Smid Cap Core Series (Standard Class)

Dreyfus Investment Portfolios MidCap Stock Portfolio (Initial Shares)

Fidelity® VIP Mid Cap Portfolio (Initial Class)6

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)3

Janus Henderson Mid Cap Value Portfolio (Institutional Shares)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio (Class I Shares)10

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2020 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2030 Portfolio (Initial Class)1,8

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

DWS CROCI® U.S. VIP (Class A)

Dreyfus Stock Index Fund, Inc. (Initial Shares)

Dreyfus Variable Investment Fund Appreciation Portfolio (Initial Shares)

Fidelity® VIP Contrafund® Portfolio (Initial Class)9

Fidelity® VIP Equity-Income Portfolio (Initial Class)7

Fidelity® VIP Growth Portfolio (Initial Class)7

Fidelity® VIP Growth & Income Portfolio (Initial Class)6

Invesco V.I. Comstock Fund (Series I Shares)

Invesco V.I. Growth and Income Fund (Series I Shares)

Invesco V.I. Value Opportunities Fund (Series I Shares)3

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

Franklin Mutual Shares VIP Fund (Class 1)

Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

CTIVPSM - Loomis Sayles Growth Fund (Class 1)12

Real Estate Equity

Delaware VIP REIT Series (Standard Class)

Franklin Global Real Estate VIP Fund (Class 1)2

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Alger Small Cap Growth Portfolio (Class I-2)

BlackRock Advantage U.S. Total Market V.I. Fund (Class I)

Delaware VIP Small Cap Value Series (Standard Class)

DWS Small Cap Index VIP (Class A)3

DWS Small Mid Cap Value VIP (Class A)

Franklin Small-Mid Cap Growth VIP Fund (Class 1)3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)2

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares)

Royce Capital Fund - Small-Cap Portfolio (Investment Class)

Wanger USA4

Specialty/Sector Equity

Dreyfus Investment Portfolios Technology Growth Portfolio (Initial Shares)

MFS® Utilities Series (Initial Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

Fidelity® VIP Government Money Market Portfolio (Service Class)5,8

MFS® U.S. Government Money Market Portfolio (Initial Class)5

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Effective July 1, 2008, this investment option is not open to new premium and transfers.

[3]	Effective November 15, 2010, this investment option is not open to new premium and transfers.

[4]	This Fund does not have different share classes.

[5]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Portfolio is in Variable Insurance Products III.

[7]	This Portfolio is in Variable Insurance Products Fund.

[8]	This Portfolios is in Variable Insurance Products Fund V.

[9]	This Portfolio is in Variable Insurance Products Fund II.

[10]	Formerly known as Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (888) 594-2654. Your election to receive reports in paper form will apply to all Funds available under your Policy.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

•	You choose the amount and timing of subsequent premium payments, within certain limits.

•	We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

2

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years. The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

3

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.5%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium[2] Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium) 1.00% 0.40%
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[3]

Maximum Charge:

Minimum Charge for 2017 CSO[4]:

Minimum Charge for 2001 CSO[4]:

Minimum Charge for 1980 CSO[4]:

Representative Owner Charge for 2001 and 2017 CSO[4]:

Representative Owner Charge for 1980 CSO[4]:

(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.04 $0.07 $0.14 $0.23

4

Charge	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Charge[5]

Maximum Charge:

Current Charge for 2017 CSO:

Current Charge for 2001 CSO for Policies with Investment Start Dates on and after February 1, 2011:

Current Charge for 2001 CSO for Policies with Investment Start Dates before February 1, 2011:

Current Charge for 1980 CSO:

	Daily	(on the assets allocated to the investment options in the Variable Accounts) 0.90% 0.38% 0.38% 0.45% 0.50%

Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge for 2017 CSO[4]:

Minimum Cost of Insurance Charge for 2001 CSO[4]:

Minimum Cost of Insurance Charge for 1980 CSO[4]:

Representative Owner Cost of Insurance Charge for 2001 and 2017 CSO[4]:

Representative Owner Cost of Insurance Charge for 1980 CSO[4]:

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.04 $0.07 $0.14 $0.23
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

5

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2018. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.27%	1.92%

[1]	The elements making up the Premium Expense Load are discussed on page 22. The Load is deduced from premium received and will not exceed 12.5% in Policy Years 1-7 and 3.25% thereafter.

[2]

The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24. The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 1-7 and will not exceed 1.0%.

[3]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

6

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained from our website, www.delawarelife.com, or by calling 888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30 Waltham, MA 02451.

7

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Portfolios. BlackRock Advisors, LLC advises the BlackRock Funds. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio Funds with Loomis, Sayles & Company LP subadvising the CTIVPSM Portfolio - Loomis Sayles Growth Fund and Threadneedle International Ltd subadvising the Columbia Variable Portfolio - Overseas Core Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Delaware Management Company advises the Delaware Series. DWS Investment Management Americas Inc. advises the DWS VIPs with Northern Trust Investments, Inc. subadvising the Deutsche Small Cap Index VIP. The Dreyfus Corporation advises the Dreyfus Portfolios and Dreyfus Stock Index Fund, Inc. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvising the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Fund. FMR Co., Inc advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Small-Mid Cap Growth VIP Fund. Franklin Templeton Institutional, LLC advises the Franklin Global Real Estate VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Fred Alger Management, Inc. advises the Alger Portfolios. Invesco Advisers, Inc. advises the Invesco Funds. Janus Capital Management LLC advises the Janus Henderson Mid Cap Value Portfolio with Perkins Investment Management LLC subadvising the Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Royce & Associates, LP advises the Royce Capital Fund – Small-Cap Portfolio. T. Rowe Price Associates, Inc. advises the T. Rowe Price Portfolios. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

8

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed

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Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

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•	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity® VIP Government Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

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You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Insured’s Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value,

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies), or

•	the termination of the Policy.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 121 (100 if 1980 CSO applies) and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 121 (100 if 1980 CSO applies) at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death. Through the Insured’s Attained Age 121 (100 if 1980 CSO applies), the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death. After the Insured’s Attained Age 121 (100 if 1980 CSO applies), any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 121 (100 if 1980 CSO applies), which may result in adverse tax consequences. You should consult your tax adviser prior to continuing the Policy beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies).

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

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APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order

Changing the Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

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ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

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•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•

the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•

a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

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Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies), which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•

Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•

Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(84 - M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	The Enhancement Benefit is zero after the end of the Enhancement Period.

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The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

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The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges

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involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to

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the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

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We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets. For 2017 CSO Policies, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter. For 2001 CSO Policies with Investment Start Dates on and after February 1, 2011, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter. For 2001 CSO Policies with Investment Start Dates before February 1, 2011, the current Daily Risk Percentage will be no greater than 0.45% of assets for Policy Years 1-10, 0.20% for Policy Years 11-20 and 0.10% thereafter. For 1980 CSO Policies, the current Daily Risk Percentage will be no greater than 0.50% of assets for Policy Years 1-10 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

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Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month. Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-

(1)

is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)

is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 for 2017 CSO, $0.04 for 2001 CSO and $0.07 for 1980 CSO. The representative owner charge is $0.14 for 2017 and 2001 CSO and $0.23 for 1980 CSO. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008 but on or before December 31, 2019, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

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Deferred Expense Load on Policy Year 1 Premium

A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium. This Load is deducted from assets allocated to the Investment Options. The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed. It is comprised of the same elements as the Premium Expense Load. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. The load is guaranteed not to exceed 1.0%. Currently, the load will be no greater than 0.40%.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008 but on or before December 31, 2019, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

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OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

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Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the greater of (a) or (b) where: (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

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Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is-

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based

27

on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”) 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation

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as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2016, 2017, and 2018, $886,651, $963,764, and $832,898, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the

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income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

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For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.

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If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

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The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional.

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Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

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Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,180,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

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Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit Values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A - GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider: An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit: The death benefit under the APB Rider.

APB Rider Face Amount: The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk: The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium: An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

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General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured: The person on whose life the Policy is issued.

Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium: The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium: The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy: The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

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Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: Delaware Life Insurance Company (Attn: Corporate Markets), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or such other address as we may specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount: The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

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APPENDIX B - PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-111688

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

April 30, 2019

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Large Case VUL prospectus, dated April 30, 2019. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

The immediate corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account G as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.

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Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2016, 2017, and 2018 were approximately $2,032,116, $1,804,229, and $1,558,097, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

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Increase in Face Amount. You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2018 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2018

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4 -10

Statements of Operations	11-54

Statements of Changes in Net Assets	55-120

Notes to the Financial Statements	121-153

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account G:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account G indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Delaware Life Variable Account G as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Global Thematic Growth Portfolio (Class B) (1)	Invesco V.I. Mid Cap Core Equity Fund I (1)

AB VPS Growth and Income Portfolio (Class B) (1)	Invesco V.I. Mid Cap Growth Fund Series I (1)

AB VPS International Growth Portfolio (Class B) (1)	Invesco V.I. Small Cap Equity Fund I (1)

AB VPS International Value Portfolio (Class A) (1)	Janus Henderson VIT Mid Cap Value Portfolio Institutional Class (1)

AB VPS Small Cap Growth Portfolio (Class B) (1)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1) (1)

AB VPS Small/Mid Cap Value Portfolio (Class A) (1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) (1)

Alger Mid Cap Growth Portfolio I-2 (1)	JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) (1)

Alger Small Cap Growth Portfolio I-2 (1)	Lazard Retirement Emerging Markets Equity Portfolio Investor Class (1)

American Funds Insurance Series Blue Chip Income Growth Fund Class 2 (1)	Lord Abbett Series Fund- International Opportunities Portfolio VC (1)

American Funds Insurance Series Bond Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)

American Funds Insurance Series Global Growth Fund Class 2 (1)	MFS VIT I Growth Series Initial Class (1)

American Funds Insurance Series Global Growth Income Fund Class 2 (1)	MFS VIT I Growth Series Service Class (1)

American Funds Insurance Series Global Small Capitalization Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)

American Funds Insurance Series Growth Fund Class 2 (1)	MFS VIT I Mid Cap Growth Series Service Class (1)

American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I New Discovery Series Service Class (1)

American Funds Insurance Series High Income Bond Fund Class 2 (1)	MFS VIT I Research Series Initial Class (1)

American Funds Insurance Series International Fund Class 2 (1)	MFS VIT I Total Return Bond Series Initial Class (1)

BlackRock Advantage U.S. Total Market V.I. Fund (Class I) (1)	MFS VIT I Utilities Series Initial Class (1)

Blackrock Global Allocation V.I. Fund (Class I) (1)	MFS VIT I Utilities Series Service Class (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 (1)	MFS VIT I Value Series Initial Class (1)

CTIVP - Loomis Sayles Growth Fund Class 1 (1)	MFS VIT I Value Series Service Class (1)

Delaware VIP REIT Series (Standard Class) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)

Delaware VIP Small Cap Value Series (Standard Class) (1)	MFS VIT II Blended Research Core Equity Portfolio S Class (1)

Delaware VIP Smid Cap Core Series Standard Class (1)	MFS VIT II Core Equity Portfolio S Class (1)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT II Corporate Bond Portfolio I Class (1)

Dreyfus IP Technology Growth Portfolio (Initial Shares) (1)	MFS VIT II Corporate Bond Portfolio S Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Dreyfus Stock Index Fund, Inc. (Initial Shares) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class (1)

Dreyfus VIF Appreciation Portfolio (Initial Shares) (1)	MFS VIT II Global Growth Portfolio I Class (1)

Dreyfus VIF Developing Leaders Portfolio (Initial Shares) (1)	MFS VIT II Global Research Portfolio S Class (1)

Dreyfus VIF Growth and Income Portfolio (Initial Shares) (1)	MFS VIT II Government Securities Portfolio I Class (1)

Dreyfus VIF Quality Bond Portfolio (Initial Shares) (1)	MFS VIT II Government Securities Portfolio S Class (1)

DWS CROCI U.S. VIP Class A (1)	MFS VIT II High Yield Portfolio I Class (1)

DWS Small Cap Index VIP Class A (1)	MFS VIT II High Yield Portfolio Service Class (1)

DWS Small Cap Index VIP Class B (1)	MFS VIT II International Growth Portfolio I Class (1)

DWS Small Mid Cap Value VIP Class A (1)	MFS VIT II International Growth Portfolio S Class (1)

Fidelity VIP Balanced I Class (1)	MFS VIT II International Value Portfolio I Class (1)

Fidelity VIP Contrafund Portfolio (Initial Class) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)

Fidelity VIP Equity-Income Portfolio (Initial Class) (1)	MFS VIT II Research International Portfolio I Class (1)

Fidelity VIP Freedom 2015 Portfolio (Initial Class) (1)	MFS VIT II Strategic Income Portfolio S Class (1)

Fidelity VIP Freedom 2020 Portfolio (Initial Class) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class (1)

Fidelity VIP Freedom 2030 Portfolio (Initial Class) (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)

Fidelity VIP Government Money Market Portfolio (Service Class) (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)

Fidelity VIP Growth & Income Portfolio (Initial Class) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)

Fidelity VIP Growth Portfolio (Initial Class) (1)	MFS VIT Total Return Series Initial Class (1)

Fidelity VIP Growth Portfolio (Service Class 2) (1)	MFS VIT Total Return Series Service Class (1)

Fidelity VIP High Income Portfolio (Initial Class) (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class I (1)

Fidelity VIP Index 500 Portfolio (Initial Class) (1)	Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 (1)

Fidelity VIP Investment Grade Bond Portfolio (Initial Class) (1)	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 (1)

Fidelity VIP Mid Cap Portfolio (Initial Class) (1)	Neuberger Berman AMT Mid-Cap Growth Portfolio Class I (1)

Fidelity VIP Overseas Portfolio (Initial Class) (1)	Neuberger Berman AMT Short Duration Bond Portfolio Class I (1)

Fidelity VIP Overseas Portfolio (Service Class 2) (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)

First Eagle Overseas Variable Fund (1)	Oppenheimer Global Fund/VA (Non-Service Shares) (1)

Franklin Templeton Foreign VIP Fund Class 1 (1)	Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) (1)

Franklin Templeton Foreign VIP Fund Class 2 (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)

Franklin Templeton Growth VIP Fund Class 1 (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)

Franklin Templeton Growth VIP Fund Class 2 (1)	PIMCO VIT Real Return Portfolio Admin Class (1)

Franklin Templeton Mutual Shares VIP Fund Class 1 (1)	PIMCO VIT Total Return Portfolio Admin Class (1)

Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 (1)	Royce Capital Fund - Small-Cap Portfolio Investment Class (1)

Franklin Templeton VIP Global Real Estate Fund (Class 1) (1)	Rydex VT Nasdaq-100 Fund (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	Rydex VT Nova Fund (1)

Invesco V.I. American Franchise Fund Series I (1)	T. Rowe Price Blue Chip Growth Portfolio (1)

Invesco V.I. Comstock Fund Series I (1)	T. Rowe Price Equity Income Portfolio (1)

Invesco V.I. Core Equity Fund I (1)	T. Rowe Price New America Growth Portfolio (1)

Invesco V.I. Growth and Income Fund Series I (1)	Wanger USA (1)

Invesco V.I. International Growth Fund I (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

(1)	Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the years ended December 31, 2018 and 2017.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Delaware Life Variable Account G based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Delaware Life Variable Account G in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, MA April 25, 2019

We have served as the auditor of one or more of the subaccounts in Delaware Life Variable Account G since 2013.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1	$14	$19	$19	$19
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	30,876	946,310	844,142	844,142	844,142
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	78,049	1,361,856	1,460,293	1,460,293	1,460,293
AB VPS International Value Portfolio (Class A) Sub-Account (IVP)	69,883	1,037,698	865,151	865,151	865,151
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	10,380	125,811	156,006	156,006	156,006
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	12,306	243,932	208,343	208,343	208,343
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	17,944	386,902	350,813	350,813	350,813
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	6,196	135,867	145,174	145,174	145,174
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	94,524	1,279,647	1,156,969	1,156,969	1,156,969
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	60,025	621,993	620,656	620,656	620,656
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	18,793	560,799	479,231	479,231	479,231
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	6,720	96,969	87,290	87,290	87,290
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	12,493	279,377	264,361	264,361	264,361
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	6,609	505,092	459,191	459,191	459,191
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	19,852	959,963	891,376	891,376	891,376
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	13,569	140,033	124,702	124,702	124,702
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	993,475	19,397,356	17,485,166	17,485,166	17,485,166
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	65,449	1,104,517	994,177	994,177	994,177
BlackRock Advantage U.S. Total Market V.I. Fund (Class I) Sub-Account (MSV)	21,085	523,920	445,114	445,114	445,114
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) ¹	9	283	263	263	263
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) ¹	6	92	81	81	81
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	216,544	3,131,006	2,566,044	2,566,044	2,566,044
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	162,975	6,201,532	5,339,076	5,339,076	5,339,076
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37)	46,894	1,174,901	887,240	887,240	887,240
DWS CROCI U.S. VIP Class A Sub-Account (001) ¹	41	611	550	550	550
DWS Small Cap Index VIP Class A Sub-Account (SSI) ¹	41,963	679,960	628,181	628,181	628,181
DWS Small Cap Index VIP Class B Sub-Account (D55) ¹	103,399	1,618,981	1,547,889	1,547,889	1,547,889
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) ¹	87,374	1,377,570	1,066,843	1,066,843	1,066,843
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	41,595	824,476	698,794	698,794	698,794
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	25,308	476,658	570,942	570,942	570,942
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	1,690,682	85,967,929	82,809,628	82,809,628	82,809,628
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	83,972	3,619,887	3,009,564	3,009,564	3,009,564
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account (DSC)	2,703	109,621	111,368	111,368	111,368
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	1,165	33,633	32,660	32,660	32,660
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	1,310	15,581	14,853	14,853	14,853
Fidelity VIP Balanced I Class Sub-Account (FVI)	12,456	216,626	209,011	209,011	209,011
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	211,282	6,853,955	6,788,482	6,788,482	6,788,482
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	14,423	516,490	451,569	451,569	451,569
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)	387,390	8,546,857	7,891,129	7,891,129	7,891,129
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	19,233	257,231	235,790	235,790	235,790
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	52,092	673,082	655,313	655,313	655,313
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	151,296	2,119,366	1,963,827	1,963,827	1,963,827
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	9,176	188,130	177,829	177,829	177,829
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	735	50,085	46,362	46,362	46,362
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	56,158	3,469,380	3,476,720	3,476,720	3,476,720
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	85,891	472,404	426,876	426,876	426,876
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	28,182	6,124,513	7,114,877	7,114,877	7,114,877
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	3,163,509	40,237,273	39,037,700	39,037,700	39,037,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	168,758	$5,674,550	$5,094,795	$5,094,795	$5,094,795
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	19,822,839	19,822,839	19,822,839	19,822,839	19,822,839
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	10,135	198,221	193,885	193,885	193,885
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	33,840	579,902	641,274	641,274	641,274
First Eagle Overseas Variable Fund Sub-Account (FE3)	46,587	1,247,176	1,060,789	1,060,789	1,060,789
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	90,683	1,241,598	1,179,792	1,179,792	1,179,792
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	39,744	562,832	506,334	506,334	506,334
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	400,529	5,163,373	4,982,583	4,982,583	4,982,583
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	34	479	412	412	412
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	62	1,257	1,096	1,096	1,096
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	199	3,818	3,397	3,397	3,397
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	7,921	129,401	122,061	122,061	122,061
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	5,583	92,756	83,908	83,908	83,908
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	67,478	2,865,973	3,856,346	3,856,346	3,856,346
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	45,835	831,442	738,868	738,868	738,868
Invesco V.I. Core Equity Fund I Sub-Account (A39)	3,471	114,171	107,384	107,384	107,384
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	101,369	2,061,143	1,774,963	1,774,963	1,774,963
Invesco V.I. International Growth Fund I Sub-Account (A21)	18,105	637,585	597,092	597,092	597,092
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	22,748	290,848	249,548	249,548	249,548
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	15,265	71,938	72,814	72,814	72,814
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	1,401	25,937	22,315	22,315	22,315
Janus Henderson VIT Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	9,159	151,816	128,965	128,965	128,965
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	1,236,814	13,724,564	13,184,439	13,184,439	13,184,439
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	35,518	647,855	749,438	749,438	749,438
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	10,069	224,566	268,129	268,129	268,129
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	367,359	7,588,422	6,825,530	6,825,530	6,825,530
Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27)	2,737	22,391	17,544	17,544	17,544
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	75,160,719	75,160,722	75,160,719	75,160,719	75,160,719
MFS VIT Total Return Series Initial Class Sub-Account (M07)	326,102	7,536,671	7,102,506	7,102,506	7,102,506
MFS VIT Total Return Series Service Class Sub-Account (M35)	249,154	5,617,496	5,326,916	5,326,916	5,326,916
MFS VIT I Growth Series Initial Class Sub-Account (M31)	17,736	598,887	833,775	833,775	833,775
MFS VIT I Growth Series Service Class Sub-Account (M80)	25,814	1,022,641	1,168,346	1,168,346	1,168,346
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	246,908	1,945,892	2,032,056	2,032,056	2,032,056
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	58,205	428,068	447,011	447,011	447,011
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	78,498	1,418,978	1,248,908	1,248,908	1,248,908
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	493,302	6,449,985	6,240,264	6,240,264	6,240,264
MFS VIT I Research Series Initial Class Sub-Account (M33)	2,891	80,599	72,070	72,070	72,070
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	16,668	442,763	489,711	489,711	489,711
MFS VIT I Utilities Series Service Class Sub-Account (M40)	438	12,478	12,654	12,654	12,654
MFS VIT I Value Series Initial Class Sub-Account (M83)	581,094	11,105,378	10,052,932	10,052,932	10,052,932
MFS VIT I Value Series Service Class Sub-Account (M08)	64,357	1,225,174	1,091,497	1,091,497	1,091,497
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	312	12,151	14,115	14,115	14,115
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	10,543	428,229	473,055	473,055	473,055
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	623,021	7,345,709	6,734,858	6,734,858	6,734,858
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	16,492	191,443	175,810	175,810	175,810
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	50,371	1,014,138	1,079,946	1,079,946	1,079,946
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	114,082	1,627,499	1,682,706	1,682,706	1,682,706
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	17,605	398,039	417,592	417,592	417,592
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	35,365	688,752	950,962	950,962	950,962
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	843,919	10,896,124	10,160,788	10,160,788	10,160,788
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	5,305	67,759	63,450	63,450	63,450

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	598,678	$3,426,364	$3,161,022	$3,161,022	$3,161,022
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	24,092	134,537	125,760	125,760	125,760
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	131,921	1,700,143	1,685,956	1,685,956	1,685,956
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	149,534	1,835,602	1,891,602	1,891,602	1,891,602
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	419,939	10,137,641	10,506,871	10,506,871	10,506,871
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	1,323	21,973	23,282	23,282	23,282
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	30,556	403,345	531,064	531,064	531,064
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	74,321	1,107,694	1,045,696	1,045,696	1,045,696
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	4,459	42,971	40,978	40,978	40,978
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	243,173	3,235,692	2,735,699	2,735,699	2,735,699
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	724,245	9,516,993	9,487,609	9,487,609	9,487,609
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	1,648,181	16,921,338	16,646,631	16,646,631	16,646,631
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	434,466	3,646,362	3,223,734	3,223,734	3,223,734
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class I Sub-Account (VMG)	8,119	95,042	86,949	86,949	86,949
Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP)	721	10,961	10,508	10,508	10,508
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	700	17,983	16,868	16,868	16,868
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	20,453	1,089,941	991,985	991,985	991,985
Oppenheimer Global Fund/VA (Non-Service Shares) Sub-Account (OGS)	45,170	1,820,245	1,716,453	1,716,453	1,716,453
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	50,258	1,216,593	1,023,260	1,023,260	1,023,260
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	61,106	434,765	367,859	367,859	367,859
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	75,942	981,871	912,060	912,060	912,060
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	968,581	11,981,792	11,477,686	11,477,686	11,477,686
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	2,523,186	27,320,706	26,442,987	26,442,987	26,442,987
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	125,470	1,065,994	987,446	987,446	987,446
Rydex VT Nova Fund Sub-Account (R02)	215	14,759	20,373	20,373	20,373
Rydex VT Nasdaq-100 Fund Sub-Account (R03)	241	10,271	8,825	8,825	8,825
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	491,161	12,650,952	15,122,847	15,122,847	15,122,847
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	102,056	2,881,585	2,384,032	2,384,032	2,384,032
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	885	22,318	22,730	22,730	22,730
Wanger USA Sub-Account (W42)	1,972	50,539	40,812	40,812	40,812

[1]	This Sub-Account had a name change in 2018. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Net Assets
A70 [2]	—	$19
A71	27,925	844,142
AM2	49,085	1,460,293
IVP	90,966	865,151
A19	3,247	156,006
ASM	10,407	208,343
A54	14,509	350,813
A51	6,963	145,174
308	40,241	1,156,969
301	41,212	620,656
304	16,230	479,231
307	3,257	87,290
306	9,968	264,361
303	12,432	459,191
302	27,905	891,376
305	5,713	124,702
300	841,291	17,485,166
BLG	54,444	994,177
MSV	15,599	445,114
C89	19	263
C58	8	81
DRS	86,539	2,566,044
DSV	167,172	5,339,076
D37	23,222	887,240
001	38	550
SSI	22,649	628,181
D55	41,387	1,547,889
S61	41,481	1,066,843
D18	27,053	698,794
DTG	14,424	570,942
DSI	3,218,397	82,809,628
DCA	100,248	3,009,564
DSC	4,591	111,368
DGI	1,197	32,660
DQB	659	14,853
FVI	7,770	209,011
FCN	118,995	6,788,482
F24	11,210	451,569
FEI	322,425	7,891,129

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Net Assets
FF1	12,947	$235,790
FF2	35,965	655,313
FF3	103,648	1,963,827
FVG	6,780	177,829
FGP	1,093	46,362
F99	105,090	3,476,720
FHI	18,714	426,876
FIP	164,678	7,114,877
FIG	1,478,783	39,037,700
FMC	221,280	5,094,795
FM8	1,634,859	19,822,839
FOF	10,004	193,885
F91	26,866	641,274
FE3	54,921	1,060,789
TFS	62,634	1,179,792
T20	19,683	506,334
TSF	174,816	4,982,583
F56	16	412
FSS	48	1,096
FSC	123	3,397
FRE	8,836	122,061
G31	2,620	83,908
V15	197,486	3,856,346
VCP	28,567	738,868
A39	3,701	107,384
IB1	65,750	1,774,963
A21	20,387	597,092
A22	10,661	249,548
I84	4,244	72,814
I76	1,280	22,315
MVP	5,720	128,965
JM7	907,050	13,184,439
J43	21,984	749,438
J32	7,668	268,129
LRI	388,870	6,825,530
L27	743	17,544
MD8	5,525,022	75,160,719

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Net Assets
M07	527,288	$7,102,506
M35	400,774	5,326,916
M31	36,693	833,775
M80	52,240	1,168,346
MF1	94,156	2,032,056
M41	20,704	447,011
M42	93,144	1,248,908
M06	554,823	6,240,264
M33	3,777	72,070
M44	43,510	489,711
M40	1,137	12,654
M83	555,316	10,052,932
M08	85,553	1,091,497
MB6	497	14,115
MB7	15,529	473,055
MC0	370,914	6,734,858
MA0	8,806	175,810
MC1	50,580	1,079,946
MC3	117,085	1,682,706
MC6	9,001	417,592
MC9	38,158	950,962
M96	405,857	10,160,788
MD2	3,614	63,450
MA6	254,585	3,161,022
MA3	4,360	125,760
M97	88,671	1,685,956
MD5	66,254	1,891,602
M98	583,585	10,506,871
MIS	902	23,282
MB3	16,781	531,064
ME2	51,792	1,045,696
MA7	2,081	40,978

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

	Units	Net Assets
MB8	94,317	$2,735,699
MF6	192,104	9,487,609
MF2	1,373,799	16,646,631
MG3	157,259	3,223,734
VMG	2,312	86,949
NPP	318	10,508
NMC	429	16,868
O01	40,454	991,985
OGS	59,388	1,716,453
OSC	31,780	1,023,260
P10	58,486	367,859
PK8	48,215	912,060
P06	599,175	11,477,686
P07	1,253,306	26,442,987
SCP	49,171	987,446
R02	886	20,373
R03	309	8,825
TBC	487,554	15,122,847
REI	72,735	2,384,032
RNA	649	22,730
W42	1,630	40,812

[2]	Unit amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	A70 Sub-Account	A71 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$—	$7,215	$6,226

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	(497)	90,732
Realized gain distributions	—	109,679	—

Net realized gains (losses)	—	109,182	90,732

Net change in unrealized appreciation/ (depreciation)	(2)	(170,983)	(363,860)

Net realized and change in unrealized gains (losses)	(2)	(61,801)	(273,128)

Net increase (decrease) in net assets from operations	$(2)	$(54,586)	$(266,902)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	IVP Sub-Account	A19 Sub-Account	ASM Sub-Account
Income:
Dividend income	$17,298	$—	$1,144

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	27,895	29,768	1,007
Realized gain distributions	—	13,182	19,084

Net realized gains (losses)	27,895	42,950	20,091

Net change in unrealized appreciation/ (depreciation)	(350,483)	(31,134)	(56,189)

Net realized and change in unrealized gains (losses)	(322,588)	11,816	(36,098)

Net increase (decrease) in net assets from operations	$(305,290)	$11,816	$(34,954)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A54 Sub-Account	A51 Sub-Account	308 Sub-Account
Income:
Dividend income	$—	$—	$23,898

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,310	11,232	1,278
Realized gain distributions	55,112	6,370	83,149

Net realized gains (losses)	80,422	17,602	84,427

Net change in unrealized appreciation/ (depreciation)	(101,382)	(10,742)	(225,461)

Net realized and change in unrealized gains (losses)	(20,960)	6,860	(141,034)

Net increase (decrease) in net assets from operations	$(20,960)	$6,860	$(117,136)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	301 Sub-Account	304 Sub-Account	307 Sub-Account
Income:
Dividend income	$13,436	$3,758	$1,567

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,839)	46,917	3,424
Realized gain distributions	260	45,771	7,754

Net realized gains (losses)	(11,579)	92,688	11,178

Net change in unrealized appreciation/ (depreciation)	7,619	(141,521)	(21,943)

Net realized and change in unrealized gains (losses)	(3,960)	(48,833)	(10,765)

Net increase (decrease) in net assets from operations	$9,476	$(45,075)	$(9,198)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	306 Sub-Account	303 Sub-Account	302 Sub-Account
Income:
Dividend income	$254	$2,327	$13,114

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,893	40,877	69,331
Realized gain distributions	14,157	61,044	46,696

Net realized gains (losses)	18,050	101,921	116,027

Net change in unrealized appreciation/ (depreciation)	(49,765)	(93,701)	(143,311)

Net realized and change in unrealized gains (losses)	(31,715)	8,220	(27,284)

Net increase (decrease) in net assets from operations	$(31,461)	$10,547	$(14,170)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	305 Sub-Account	300 Sub-Account	BLG Sub-Account
Income:
Dividend income	$9,612	$338,332	$10,413

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(21,827)	(1,255)	(2,610)
Realized gain distributions	—	946,189	40,629

Net realized gains (losses)	(21,827)	944,934	38,019

Net change in unrealized appreciation/ (depreciation)	11,643	(3,927,023)	(126,158)

Net realized and change in unrealized gains (losses)	(10,184)	(2,982,089)	(88,139)

Net increase (decrease) in net assets from operations	$(572)	$(2,643,757)	$(77,726)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MSV Sub-Account	C89 Sub-Account	C58 Sub-Account
Income:
Dividend income	$6,460	$—	$1,426

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(77)	3	5,370
Realized gain distributions	47,211	—	—

Net realized gains (losses)	47,134	3	5,370

Net change in unrealized appreciation/ (depreciation)	(83,933)	(21)	(9,559)

Net realized and change in unrealized gains (losses)	(36,799)	(18)	(4,189)

Net increase (decrease) in net assets from operations	$(30,339)	$(18)	$(2,763)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	DRS Sub-Account	DSV Sub-Account	D37 Sub-Account
Income:
Dividend income	$55,175	$57,373	$1,504

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(46,844)	52,434	(18,832)
Realized gain distributions	79,236	487,916	256,304

Net realized gains (losses)	32,392	540,350	237,472

Net change in unrealized appreciation/ (depreciation)	(266,078)	(1,677,588)	(363,697)

Net realized and change in unrealized gains (losses)	(233,686)	(1,137,238)	(126,225)

Net increase (decrease) in net assets from operations	$(178,511)	$(1,079,865)	$(124,721)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	001 Sub-Account	SSI Sub-Account	D55 Sub-Account
Income:
Dividend income	$2,418	$6,936	$15,924

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,881	3,128	196,631
Realized gain distributions	6,922	49,231	155,101

Net realized gains (losses)	13,803	52,359	351,732

Net change in unrealized appreciation/ (depreciation)	(12,295)	(136,283)	(558,871)

Net realized and change in unrealized gains (losses)	1,508	(83,924)	(207,139)

Net increase (decrease) in net assets from operations	$3,926	$(76,988)	$(191,215)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	S61 Sub-Account	D18 Sub-Account	DTG Sub-Account
Income:
Dividend income	$14,237	$4,234	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,705)	3,973	4,661
Realized gain distributions	183,885	86,811	31,526

Net realized gains (losses)	176,180	90,784	36,187

Net change in unrealized appreciation/ (depreciation)	(409,715)	(224,092)	(47,391)

Net realized and change in unrealized gains (losses)	(233,535)	(133,308)	(11,204)

Net increase (decrease) in net assets from operations	$(219,298)	$(129,074)	$(11,204)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	DSI Sub-Account	DCA Sub-Account	DSC Sub-Account
Income:
Dividend income	$1,607,079	$41,564	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,546,426	(708)	10,065
Realized gain distributions	2,236,859	410,041	25,876

Net realized gains (losses)	13,783,285	409,333	35,941

Net change in unrealized appreciation/ (depreciation)	(18,386,877)	(671,651)	(61,878)

Net realized and change in unrealized gains (losses)	(4,603,592)	(262,318)	(25,937)

Net increase (decrease) in net assets from operations	$(2,996,513)	$(220,754)	$(25,937)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	DGI Sub-Account	DQB Sub-Account	FVI Sub-Account
Income:
Dividend income	$291	$396	$3,618

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,853	(17)	21,361
Realized gain distributions	3,168	—	16,096

Net realized gains (losses)	7,021	(17)	37,457

Net change in unrealized appreciation/ (depreciation)	(8,678)	(739)	(45,090)

Net realized and change in unrealized gains (losses)	(1,657)	(756)	(7,633)

Net increase (decrease) in net assets from operations	$(1,366)	$(360)	$(4,015)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FCN Sub-Account	F24 Sub-Account	FEI Sub-Account
Income:
Dividend income	$54,054	$2,740	$197,871

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	84,603	42,628	(20,664)
Realized gain distributions	650,609	77,488	399,606

Net realized gains (losses)	735,212	120,116	378,942

Net change in unrealized appreciation/ (depreciation)	(1,237,527)	(166,025)	(1,284,901)

Net realized and change in unrealized gains (losses)	(502,315)	(45,909)	(905,959)

Net increase (decrease) in net assets from operations	$(448,261)	$(43,169)	$(708,088)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FF1 Sub-Account	FF2 Sub-Account	FF3 Sub-Account
Income:
Dividend income	$4,127	$10,778	$29,353

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,380	46,279	37,548
Realized gain distributions	16,219	33,029	51,583

Net realized gains (losses)	26,599	79,308	89,131

Net change in unrealized appreciation/ (depreciation)	(41,289)	(131,971)	(285,067)

Net realized and change in unrealized gains (losses)	(14,690)	(52,663)	(195,936)

Net increase (decrease) in net assets from operations	$(10,563)	$(41,885)	$(166,583)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FVG Sub-Account	FGP Sub-Account	F99 Sub-Account
Income:
Dividend income	$685	$132	$1,646

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,709	(980)	300,401
Realized gain distributions	11,138	8,192	568,887

Net realized gains (losses)	19,847	7,212	869,288

Net change in unrealized appreciation/ (depreciation)	(35,100)	(7,943)	(868,858)

Net realized and change in unrealized gains (losses)	(15,253)	(731)	430

Net increase (decrease) in net assets from operations	$(14,568)	$(599)	$2,076

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FHI Sub-Account	FIP Sub-Account	FIG Sub-Account
Income:
Dividend income	$24,678	$142,074	$982,932

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,994)	422,227	(118,594)
Realized gain distributions	—	40,492	233,689

Net realized gains (losses)	(4,994)	462,719	115,095

Net change in unrealized appreciation/ (depreciation)	(33,836)	(847,143)	(1,281,156)

Net realized and change in unrealized gains (losses)	(38,830)	(384,424)	(1,166,061)

Net increase (decrease) in net assets from operations	$(14,152)	$(242,350)	$(183,129)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FMC	FM8	FOF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$42,435	$294,781	$3,522

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	146,344	—	446
Realized gain distributions	552,696	—	—

Net realized gains (losses)	699,040	—	446

Net change in unrealized appreciation/ (depreciation)	(1,685,622)	—	(38,539)

Net realized and change in unrealized gains (losses)	(986,582)	—	(38,093)

Net increase (decrease) in net assets from operations	$(944,147)	$294,781	$(34,571)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F91	FE3	TFS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,896	$25,835	$43,737

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	89,378	(3,522)	(34,728)
Realized gain distributions	—	61,482	—

Net realized gains (losses)	89,378	57,960	(34,728)

Net change in unrealized appreciation/ (depreciation)	(197,648)	(212,958)	(229,442)

Net realized and change in unrealized gains (losses)	(108,270)	(154,998)	(264,170)

Net increase (decrease) in net assets from operations	$(98,374)	$(129,163)	$(220,433)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	T20	TSF	F56
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$12,457	$131,228	$411

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,290	66,083	8,205
Realized gain distributions	—	487,244	1,742

Net realized gains (losses)	1,290	553,327	9,947

Net change in unrealized appreciation/ (depreciation)	(102,611)	(1,537,794)	(13,422)

Net realized and change in unrealized gains (losses)	(101,321)	(984,467)	(3,475)

Net increase (decrease) in net assets from operations	$(88,864)	$(853,239)	$(3,064)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FSS	FSC	FRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$28	$—	$3,801

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(15)	(27)	(1,131)
Realized gain distributions	40.00	331.00	—

Net realized gains (losses)	25	304	(1,131)

Net change in unrealized appreciation/ (depreciation)	(165)	(506)	(11,652)

Net realized and change in unrealized gains (losses)	(140)	(202)	(12,783)

Net increase (decrease) in net assets from operations	$(112)	$(202)	$(8,982)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	G31	V15	VCP
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,183	$—	$14,845

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,260	127,823	21,449
Realized gain distributions	13,860	275,511	84,365

Net realized gains (losses)	20,120	403,334	105,814

Net change in unrealized appreciation/ (depreciation)	(26,374)	(516,475)	(217,638)

Net realized and change in unrealized gains (losses)	(6,254)	(113,141)	(111,824)

Net increase (decrease) in net assets from operations	$(5,071)	$(113,141)	$(96,979)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A39 Sub-Account	IB1 Sub-Account	A21 Sub-Account
Income:
Dividend income	$1,081	$40,719	$31,933

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,218	38,642	62,024
Realized gain distributions	7,739	185,588	10,814

Net realized gains (losses)	8,957	224,230	72,838

Net change in unrealized appreciation/ (depreciation)	(21,240)	(527,504)	(269,763)

Net realized and change in unrealized gains (losses)	(12,283)	(303,274)	(196,925)

Net increase (decrease) in net assets from operations	$(11,202)	$(262,555)	$(164,992)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A22 Sub-Account	I84 Sub-Account	I76 Sub-Account
Income:
Dividend income	$1,413	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,777	671	63
Realized gain distributions	39,090	8,914	440

Net realized gains (losses)	42,867	9,585	503

Net change in unrealized appreciation/ (depreciation)	(76,673)	(13,982)	(4,191)

Net realized and change in unrealized gains (losses)	(33,806)	(4,397)	(3,688)

Net increase (decrease) in net assets from operations	$(32,393)	$(4,397)	$(3,688)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MVP Sub-Account	JM7 Sub-Account	J43 Sub-Account
Income:
Dividend income	$1,630	$315,166	$3,378

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	642	(105,510)	13,379
Realized gain distributions	13,604	21,475	57,961

Net realized gains (losses)	14,246	(84,035)	71,340

Net change in unrealized appreciation/ (depreciation)	(36,493)	(224,134)	(175,419)

Net realized and change in unrealized gains (losses)	(22,247)	(308,169)	(104,079)

Net increase (decrease) in net assets from operations	$(20,617)	$6,997	$(100,701)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	J32 Sub-Account	LRI Sub-Account	L27 Sub-Account
Income:
Dividend income	$2,414	$164,407	$319

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,685	774,309	(1,566)
Realized gain distributions	34,295	—	4,199

Net realized gains (losses)	37,980	774,309	2,633

Net change in unrealized appreciation/ (depreciation)	(57,658)	(2,745,118)	(12,100)

Net realized and change in unrealized gains (losses)	(19,678)	(1,970,809)	(9,467)

Net increase (decrease) in net assets from operations	$(17,264)	$(1,806,402)	$(9,148)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD8 Sub-Account	M07 Sub-Account	M35 Sub-Account
Income:
Dividend income	$911,645	$157,280	$114,355

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	(3,219)	54,126
Realized gain distributions	—	320,475	263,322

Net realized gains (losses)	—	317,256	317,448

Net change in unrealized appreciation/ (depreciation)	—	(921,501)	(773,812)

Net realized and change in unrealized gains (losses)	—	(604,245)	(456,364)

Net increase (decrease) in net assets from operations	$911,645	$(446,965)	$(342,009)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M31 Sub-Account	M80 Sub-Account	MF1 Sub-Account
Income:
Dividend income	$827	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,734	18,667	139,985
Realized gain distributions	61,334	89,355	360,500

Net realized gains (losses)	74,068	108,022	500,485

Net change in unrealized appreciation/ (depreciation)	(50,641)	(82,388)	(437,302)

Net realized and change in unrealized gains (losses)	23,427	25,634	63,183

Net increase (decrease) in net assets from operations	$24,254	$25,634	$63,183

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M41 Sub-Account	M42 Sub-Account	M06 Sub-Account
Income:
Dividend income	$—	$—	$207,410

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,288	(252)	(50,939)
Realized gain distributions	83,264	200,515	—

Net realized gains (losses)	91,552	200,263	(50,939)

Net change in unrealized appreciation/ (depreciation)	(85,250)	(219,231)	(167,483)

Net realized and change in unrealized gains (losses)	6,302	(18,968)	(218,422)

Net increase (decrease) in net assets from operations	$6,302	$(18,968)	$(11,012)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M33 Sub-Account	M44 Sub-Account	M40 Sub-Account
Income:
Dividend income	$564	$5,491	$111

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6)	(1,115)	(40)
Realized gain distributions	9,315	1,906	51

Net realized gains (losses)	9,309	791	11

Net change in unrealized appreciation/ (depreciation)	(12,981)	(854)	(21)

Net realized and change in unrealized gains (losses)	(3,672)	(63)	(10)

Net increase (decrease) in net assets from operations	$(3,108)	$5,428	$101

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M83 Sub-Account	M08 Sub-Account	MB6 Sub-Account
Income:
Dividend income	$180,726	$16,151	$225

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(28,393)	(47)	825
Realized gain distributions	786,812	84,102	1,401

Net realized gains (losses)	758,419	84,055	2,226

Net change in unrealized appreciation/ (depreciation)	(2,079,682)	(227,429)	(3,617)

Net realized and change in unrealized gains (losses)	(1,321,263)	(143,374)	(1,391)

Net increase (decrease) in net assets from operations	$(1,140,537)	$(127,223)	$(1,166)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB7 Sub-Account	MC0 Sub-Account	MA0 Sub-Account
Income:
Dividend income	$6,802	$261,777	$6,694

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	34,077	(7,804)	(1,234)
Realized gain distributions	51,385	27,501	757

Net realized gains (losses)	85,462	19,697	(477)

Net change in unrealized appreciation/ (depreciation)	(129,337)	(487,265)	(12,720)

Net realized and change in unrealized gains (losses)	(43,875)	(467,568)	(13,197)

Net increase (decrease) in net assets from operations	$(37,073)	$(205,791)	$(6,503)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC1 Sub-Account	MC3 Sub-Account	MC6 Sub-Account
Income:
Dividend income	$2,349	$7,211	$2,310

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,961	65,939	2,363
Realized gain distributions	57,009	—	26,476

Net realized gains (losses)	74,970	65,939	28,839

Net change in unrealized appreciation/ (depreciation)	(147,657)	(363,323)	(53,869)

Net realized and change in unrealized gains (losses)	(72,687)	(297,384)	(25,030)

Net increase (decrease) in net assets from operations	$(70,338)	$(290,173)	$(22,720)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC9 Sub-Account	M96 Sub-Account	MD2 Sub-Account
Income:
Dividend income	$7,856	$336,667	$1,901

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,205	(56,739)	(974)
Realized gain distributions	64,720	—	—

Net realized gains (losses)	88,925	(56,739)	(974)

Net change in unrealized appreciation/ (depreciation)	(191,227)	(239,807)	(898)

Net realized and change in unrealized gains (losses)	(102,302)	(296,546)	(1,872)

Net increase (decrease) in net assets from operations	$(94,446)	$40,121	$29

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA6 Sub-Account	MA3 Sub-Account	M97 Sub-Account
Income:
Dividend income	$200,217	$7,099	$20,612

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(37,886)	(1,089)	30,807
Realized gain distributions	—	—	177,350

Net realized gains (losses)	(37,886)	(1,089)	208,157

Net change in unrealized appreciation/ (depreciation)	(273,255)	(10,264)	(391,050)

Net realized and change in unrealized gains (losses)	(311,141)	(11,353)	(182,893)

Net increase (decrease) in net assets from operations	$(110,924)	$(4,254)	$(162,281)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD5 Sub-Account	M98 Sub-Account	MIS Sub-Account
Income:
Dividend income	$17,052	$130,489	$143

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(958)	175,124	6,476
Realized gain distributions	187,527	131,399	1,459

Net realized gains (losses)	186,569	306,523	7,935

Net change in unrealized appreciation/ (depreciation)	(398,411)	(1,538,075)	(7,551)

Net realized and change in unrealized gains (losses)	(211,842)	(1,231,552)	384

Net increase (decrease) in net assets from operations	$(194,790)	$(1,101,063)	$527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB3 Sub-Account	ME2 Sub-Account	MA7 Sub-Account
Income:
Dividend income	$1,946	$17,617	$1,566

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,182	7,909	(156)
Realized gain distributions	34,382	29,807	—

Net realized gains (losses)	47,564	37,716	(156)

Net change in unrealized appreciation/ (depreciation)	(44,851)	(227,362)	(2,334)

Net realized and change in unrealized gains (losses)	2,713	(189,646)	(2,490)

Net increase (decrease) in net assets from operations	$4,659	$(172,029)	$(924)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB8 Sub-Account	MF6 Sub-Account	MF2 Sub-Account
Income:
Dividend income	$23,431	$424,937	$324,116

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(31,507)	(143,413)	(9,182)
Realized gain distributions	330,160	160,999	—

Net realized gains (losses)	298,653	17,586	(9,182)

Net change in unrealized appreciation/ (depreciation)	(497,474)	(784,917)	(108,496)

Net realized and change in unrealized gains (losses)	(198,821)	(767,331)	(117,678)

Net increase (decrease) in net assets from operations	$(175,390)	$(342,394)	$206,438

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG3 Sub-Account	VMG Sub-Account	NPP Sub-Account
Income:
Dividend income	$32,811	$—	$132

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,082)	442	51
Realized gain distributions	235,981	10,077	1,176

Net realized gains (losses)	228,899	10,519	1,227

Net change in unrealized appreciation/ (depreciation)	(668,830)	(13,976)	(1,460)

Net realized and change in unrealized gains (losses)	(439,931)	(3,457)	(233)

Net increase (decrease) in net assets from operations	$(407,120)	$(3,457)	$(101)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	NMC Sub-Account	NLM Sub-Account[3]	O01 Sub-Account
Income:
Dividend income	$—	$—	$3,322

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11	(50)	9,330
Realized gain distributions	1,407	—	78,130

Net realized gains (losses)	1,418	(50)	87,460

Net change in unrealized appreciation/ (depreciation)	(2,617)	35	(144,080)

Net realized and change in unrealized gains (losses)	(1,199)	(15)	(56,620)

Net increase (decrease) in net assets from operations	$(1,199)	$(15)	$(53,298)

[3]

Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM) is active but had zero balance at December 31, 2018. Therefore it is not reported in the statements of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	OGS Sub-Account	OSC Sub-Account	P10 Sub-Account
Income:
Dividend income	$19,761	$3,581	$8,314

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,236	2,629	(5,862)
Realized gain distributions	139,707	147,480	—

Net realized gains (losses)	155,943	150,109	(5,862)

Net change in unrealized appreciation/ (depreciation)	(439,334)	(271,694)	(62,677)

Net realized and change in unrealized gains (losses)	(283,391)	(121,585)	(68,539)

Net increase (decrease) in net assets from operations	$(263,630)	$(118,004)	$(60,225)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PK8 Sub-Account	P06 Sub-Account	P07 Sub-Account
Income:
Dividend income	$39,054	$291,239	$664,991

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,229	(60,684)	(92,587)
Realized gain distributions	—	—	317,348

Net realized gains (losses)	1,229	(60,684)	224,761

Net change in unrealized appreciation/ (depreciation)	(86,616)	(495,360)	(1,025,107)

Net realized and change in unrealized gains (losses)	(85,387)	(556,044)	(800,346)

Net increase (decrease) in net assets from operations	$(46,333)	$(264,805)	$(135,355)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	SCP Sub-Account	R02 Sub-Account	R03 Sub-Account
Income:
Dividend income	$8,580	$43	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	27,506	—	(6)
Realized gain distributions	14,089	1,592	395

Net realized gains (losses)	41,595	1,592	389

Net change in unrealized appreciation/ (depreciation)	(129,746)	(3,980)	(1,446)

Net realized and change in unrealized gains (losses)	(88,151)	(2,388)	(1,057)

Net increase (decrease) in net assets from operations	$(79,571)	$(2,345)	$(1,057)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	TBC Sub-Account	REI Sub-Account	RNA Sub-Account
Income:
Dividend income	$—	$56,796	$40

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,645,641	34,284	270
Realized gain distributions	493,732	239,488	2,508

Net realized gains (losses)	2,139,373	273,772	2,778

Net change in unrealized appreciation/ (depreciation)	(1,711,039)	(564,332)	(2,525)

Net realized and change in unrealized gains (losses)	428,334	(290,560)	253

Net increase (decrease) in net assets from operations	$428,334	$(233,764)	$293

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

W42 Sub-Account
Income:
Dividend income	$45

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	686
Realized gain distributions	11,455

Net realized gains (losses)	12,141

Net change in unrealized appreciation/ (depreciation)	(13,069)

Net realized and change in unrealized gains (losses)	(928)

Net increase (decrease) in net assets from operations	$(883)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A70 Sub-Account		A71 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$7,215	$9,812
Net realized gains (losses)	—	—	109,182	103,501
Net change in unrealized appreciation/ (depreciation)	(2)	6	(170,983)	24,311

Increase (decrease) in net assets from operations	(2)	6	(54,586)	137,624

Contract Owner Transactions:

Purchase payments received	—	—	142,085	235,733
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	27,823	(136,589)
Withdrawals, surrenders and contract charges	—	—	(110,069)	(22,438)
Mortality and expense risk charges	—	—	(3,467)	(2,851)
Cost of insurance charges	—	(1)	(19,760)	(17,286)

Net increase (decrease) from contract owner transactions	—	(1)	36,612	56,569

Total increase (decrease) in net assets	(2)	5	(17,974)	194,193

Net assets at beginning of year	21	16	862,116	667,923

Net assets at end of year	$19	$21	$844,142	$862,116

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AM2 Sub-Account		IVP Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$6,226	$16,469	$17,298	$29,489
Net realized gains (losses)	90,732	24,564	27,895	(17,340)
Net change in unrealized appreciation/ (depreciation)	(363,860)	467,241	(350,483)	249,562

Increase (decrease) in net assets from operations	(266,902)	508,274	(305,290)	261,711

Contract Owner Transactions:

Purchase payments received	1,844	20,320	6,016	6,075
Transfers between Sub-Accounts (including the Fixed Account), net	17,964	51,210	(205,803)	419,930
Withdrawals, surrenders and contract charges	(163,736)	(64,864)	(56,400)	(145,301)
Mortality and expense risk charges	(3,902)	(4,476)	(1,342)	(1,248)
Cost of insurance charges	(32,447)	(43,677)	(17,776)	(15,161)

Net increase (decrease) from contract owner transactions	(180,277)	(41,487)	(275,305)	264,295

Total increase (decrease) in net assets	(447,179)	466,787	(580,595)	526,006

Net assets at beginning of year	1,907,472	1,440,685	1,445,746	919,740

Net assets at end of year	$1,460,293	$1,907,472	$865,151	$1,445,746

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A19 Sub-Account		ASM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$—	$—	$1,144	$839
Net realized gains (losses)	42,950	784	20,091	8,132
Net change in unrealized appreciation/ (depreciation)	(31,134)	55,683	(56,189)	13,325

Increase (decrease) in net assets from operations	11,816	56,467	(34,954)	22,296

Contract Owner Transactions:

Purchase payments received	1,771	1,771	11,792	5,243
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	40,351	47,545
Withdrawals, surrenders and contract charges	(73,759)	—	—	(25,972)
Mortality and expense risk charges	(584)	(483)	(1,081)	(752)
Cost of insurance charges	(5,385)	(4,385)	(6,024)	(3,768)

Net increase (decrease) from contract owner transactions	(77,957)	(3,097)	45,038	22,296

Total increase (decrease) in net assets	(66,141)	53,370	10,084	44,592

Net assets at beginning of year	222,147	168,777	198,259	153,667

Net assets at end of year	$156,006	$222,147	$208,343	$198,259

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A54 Sub-Account		A51 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	80,422	29,663	17,602	27,113
Net change in unrealized appreciation/ (depreciation)	(101,382)	51,430	(10,742)	43,140

Increase (decrease) in net assets from operations	(20,960)	81,093	6,860	70,253

Contract Owner Transactions:

Purchase payments received	113	32	9,814	9,733
Transfers between Sub-Accounts (including the Fixed Account), net	(3,271)	11,260	(31,699)	(317,195)
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	—	—	(688)	(1,054)
Cost of insurance charges	(73)	(32)	(4,101)	(4,878)

Net increase (decrease) from contract owner transactions	(3,231)	11,260	(26,674)	(313,394)

Total increase (decrease) in net assets	(24,191)	92,353	(19,814)	(243,141)

Net assets at beginning of year	375,004	282,651	164,988	408,129

Net assets at end of year	$350,813	$375,004	$145,174	$164,988

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	308 Sub-Account		301 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$23,898	$19,652	$13,436	$3,679
Net realized gains (losses)	84,427	35,360	(11,579)	2,648
Net change in unrealized appreciation/ (depreciation)	(225,461)	97,800	7,619	492

Increase (decrease) in net assets from operations	(117,136)	152,812	9,476	6,819

Contract Owner Transactions:

Purchase payments received	32,632	17,202	1,620	648
Transfers between Sub-Accounts (including the Fixed Account), net	356,467	17,541	553,714	—
Withdrawals, surrenders and contract charges	(156,727)	—	(131,559)	—
Mortality and expense risk charges	(2,249)	(1,672)	(761)	(756)
Cost of insurance charges	(15,005)	(12,393)	(3,387)	(2,125)

Net increase (decrease) from contract owner transactions	215,118	20,678	419,627	(2,233)

Total increase (decrease) in net assets	97,982	173,490	429,103	4,586

Net assets at beginning of year	1,058,987	885,497	191,553	186,967

Net assets at end of year	$1,156,969	$1,058,987	$620,656	$191,553

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	304 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$3,758	$6,342	$1,567	$1,560
Net realized gains (losses)	92,688	43,819	11,178	4,419
Net change in unrealized appreciation/ (depreciation)	(141,521)	124,437	(21,943)	10,581

Increase (decrease) in net assets from operations	(45,075)	174,598	(9,198)	16,560

Contract Owner Transactions:

Purchase payments received	20,054	20,037	8,321	8,733
Transfers between Sub-Accounts (including the Fixed Account), net	(192,573)	16,552	6,234	6,580
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(1,644)	(1,547)	(351)	(276)
Cost of insurance charges	(11,426)	(12,092)	(3,296)	(2,830)

Net increase (decrease) from contract owner transactions	(185,589)	22,950	10,908	12,207

Total increase (decrease) in net assets	(230,664)	197,548	1,710	28,767

Net assets at beginning of year	709,895	512,347	85,580	56,813

Net assets at end of year	$479,231	$709,895	$87,290	$85,580

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	306 Sub-Account		303 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$254	$1,144	$2,327	$2,693
Net realized gains (losses)	18,050	1,177	101,921	84,998
Net change in unrealized appreciation/ (depreciation)	(49,765)	57,901	(93,701)	52,240

Increase (decrease) in net assets from operations	(31,461)	60,222	10,547	139,931

Contract Owner Transactions:

Purchase payments received	17,461	16,977	11,743	7,164
Transfers between Sub-Accounts (including the Fixed Account), net	(7,317)	3,370	(52,182)	(78,590)
Withdrawals, surrenders and contract charges	—	—	(68,467)	(20,030)
Mortality and expense risk charges	(1,172)	(1,004)	(634)	(897)
Cost of insurance charges	(7,079)	(6,681)	(14,344)	(10,590)

Net increase (decrease) from contract owner transactions	1,893	12,662	(123,884)	(102,943)

Total increase (decrease) in net assets	(29,568)	72,884	(113,337)	36,988

Net assets at beginning of year	293,929	221,045	572,528	535,540

Net assets at end of year	$264,361	$293,929	$459,191	$572,528

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	302 Sub-Account		305 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$13,114	$13,096	$9,612	$18,794
Net realized gains (losses)	116,027	100,208	(21,827)	(436)
Net change in unrealized appreciation/ (depreciation)	(143,311)	77,728	11,643	219

Increase (decrease) in net assets from operations	(14,170)	191,032	(572)	18,577

Contract Owner Transactions:

Purchase payments received	1,500	15,818	387	—
Transfers between Sub-Accounts (including the Fixed Account), net	319,080	421,758	—	—
Withdrawals, surrenders and contract charges	(289,523)	(424,202)	(156,806)	—
Mortality and expense risk charges	(3,056)	(4,207)	(930)	(1,151)
Cost of insurance charges	(34,965)	(36,398)	(2,929)	(3,065)

Net increase (decrease) from contract owner transactions	(6,964)	(27,231)	(160,278)	(4,216)

Total increase (decrease) in net assets	(21,134)	163,801	(160,850)	14,361

Net assets at beginning of year	912,510	748,709	285,552	271,191

Net assets at end of year	$891,376	$912,510	$124,702	$285,552

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	300 Sub-Account		BLG Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$338,332	$200,159	$10,413	$5,556
Net realized gains (losses)	944,934	4,428	38,019	3,958
Net change in unrealized appreciation/ (depreciation)	(3,927,023)	4,017,348	(126,158)	42,111

Increase (decrease) in net assets from operations	(2,643,757)	4,221,935	(77,726)	51,625

Contract Owner Transactions:

Purchase payments received	14,205	31,870	66,880	51,715
Transfers between Sub-Accounts (including the Fixed Account), net	3,505,904	683,636	618,368	(5,782)
Withdrawals, surrenders and contract charges	(148,674)	(386,508)	(2,961)	(2,732)
Mortality and expense risk charges	(36,902)	(32,615)	(2,506)	(1,758)
Cost of insurance charges	(522,361)	(200,717)	(45,385)	(8,347)

Net increase (decrease) from contract owner transactions	2,812,172	95,666	634,396	33,096

Total increase (decrease) in net assets	168,415	4,317,601	556,670	84,721

Net assets at beginning of year	17,316,751	12,999,150	437,507	352,786

Net assets at end of year	$17,485,166	$17,316,751	$994,177	$437,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MSV Sub-Account		C89 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$6,460	$4,140	$—	$—
Net realized gains (losses)	47,134	90,954	3	3
Net change in unrealized appreciation/ (depreciation)	(83,933)	(36,107)	(21)	1

Increase (decrease) in net assets from operations	(30,339)	58,987	(18)	4

Contract Owner Transactions:

Purchase payments received	1,648	866	452	74
Transfers between Sub-Accounts (including the Fixed Account), net	—	15	—	11
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(503)	(858)	(2)	—
Cost of insurance charges	(3,647)	(3,071)	(183)	(75)

Net increase (decrease) from contract owner transactions	(2,502)	(3,048)	267	10

Total increase (decrease) in net assets	(32,841)	55,939	249	14

Net assets at beginning of year	477,955	422,016	14	—

Net assets at end of year	$445,114	$477,955	$263	$14

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C58 Sub-Account		DRS Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,426	$873	$55,175	$41,744
Net realized gains (losses)	5,370	79	32,392	320,063
Net change in unrealized appreciation/ (depreciation)	(9,559)	10,743	(266,078)	(319,097)

Increase (decrease) in net assets from operations	(2,763)	11,695	(178,511)	42,710

Contract Owner Transactions:

Purchase payments received	5,809	5,744	69,680	94,524
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	107,747	15,770
Withdrawals, surrenders and contract charges	(57,386)	—	—	(100,240)
Mortality and expense risk charges	(47)	(49)	(7,636)	(8,142)
Cost of insurance charges	(1,032)	(1,005)	(44,546)	(44,123)

Net increase (decrease) from contract owner transactions	(52,656)	4,690	125,245	(42,211)

Total increase (decrease) in net assets	(55,419)	16,385	(53,266)	499

Net assets at beginning of year	55,500	39,115	2,619,310	2,618,811

Net assets at end of year	$81	$55,500	$2,566,044	$2,619,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	DSV Sub-Account		D37 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$57,373	$56,622	$1,504	$2,513
Net realized gains (losses)	540,350	259,056	237,472	49,878
Net change in unrealized appreciation/ (depreciation)	(1,677,588)	401,294	(363,697)	87,605

Increase (decrease) in net assets from operations	(1,079,865)	716,972	(124,721)	139,996

Contract Owner Transactions:

Purchase payments received	65,081	168,674	11,190	17,685
Transfers between Sub-Accounts (including the Fixed Account), net	(362,010)	1,224,461	244,662	16,205
Withdrawals, surrenders and contract charges	(187,246)	(452,164)	(67,735)	(54,706)
Mortality and expense risk charges	(14,875)	(13,555)	(3,761)	(3,310)
Cost of insurance charges	(76,011)	(71,500)	(16,498)	(20,041)

Net increase (decrease) from contract owner transactions	(575,061)	855,916	167,858	(44,167)

Total increase (decrease) in net assets	(1,654,926)	1,572,888	43,137	95,829

Net assets at beginning of year	6,994,002	5,421,114	844,103	748,274

Net assets at end of year	$5,339,076	$6,994,002	$887,240	$844,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	001 Sub-Account		SSI Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,418	$1,233	$6,936	$7,007
Net realized gains (losses)	13,803	381	52,359	32,746
Net change in unrealized appreciation/ (depreciation)	(12,295)	14,820	(136,283)	53,558

Increase (decrease) in net assets from operations	3,926	16,434	(76,988)	93,311

Contract Owner Transactions:

Purchase payments received	9,149	9,193	218	9,268
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,043	763
Withdrawals, surrenders and contract charges	(101,130)	—	(2,990)	(75,742)
Mortality and expense risk charges	(76)	(83)	(817)	(922)
Cost of insurance charges	(1,981)	(2,127)	(11,126)	(10,107)

Net increase (decrease) from contract owner transactions	(94,038)	6,983	(12,672)	(76,740)

Total increase (decrease) in net assets	(90,112)	23,417	(89,660)	16,571

Net assets at beginning of year	90,662	67,245	717,841	701,270

Net assets at end of year	$550	$90,662	$628,181	$717,841

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	D55 Sub-Account		S61 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$15,924	$14,950	$14,237	$7,308
Net realized gains (losses)	351,732	224,621	176,180	24,267
Net change in unrealized appreciation/ (depreciation)	(558,871)	43,110	(409,715)	71,891

Increase (decrease) in net assets from operations	(191,215)	282,681	(219,298)	103,466

Contract Owner Transactions:

Purchase payments received	1,225	3,352	—	117,747
Transfers between Sub-Accounts (including the Fixed Account), net	(388,023)	(181,174)	198,302	40,488
Withdrawals, surrenders and contract charges	(115,064)	(43,273)	—	(17,556)
Mortality and expense risk charges	(5,581)	(5,310)	(4,742)	(4,142)
Cost of insurance charges	(34,300)	(33,249)	(15,209)	(13,809)

Net increase (decrease) from contract owner transactions	(541,743)	(259,654)	178,351	122,728

Total increase (decrease) in net assets	(732,958)	23,027	(40,947)	226,194

Net assets at beginning of year	2,280,847	2,257,820	1,107,790	881,596

Net assets at end of year	$1,547,889	$2,280,847	$1,066,843	$1,107,790

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	D18 Sub-Account		DTG Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$4,234	$8,409	$—	$—
Net realized gains (losses)	90,784	59,152	36,187	23,927
Net change in unrealized appreciation/ (depreciation)	(224,092)	25,512	(47,391)	130,803

Increase (decrease) in net assets from operations	(129,074)	93,073	(11,204)	154,730

Contract Owner Transactions:

Purchase payments received	7,680	5,807	61,827	41,489
Transfers between Sub-Accounts (including the Fixed Account), net	199,158	(214,444)	200	—
Withdrawals, surrenders and contract charges	(12,744)	(35,948)	—	—
Mortality and expense risk charges	(983)	(1,719)	(2,760)	(1,989)
Cost of insurance charges	(11,129)	(11,960)	(8,471)	(6,175)

Net increase (decrease) from contract owner transactions	181,982	(258,264)	50,796	33,325

Total increase (decrease) in net assets	52,908	(165,191)	39,592	188,055

Net assets at beginning of year	645,886	811,077	531,350	343,295

Net assets at end of year	$698,794	$645,886	$570,942	$531,350

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	DSI Sub-Account		DCA Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,607,079	$1,561,837	$41,564	$39,488
Net realized gains (losses)	13,783,285	7,646,432	409,333	370,240
Net change in unrealized appreciation/ (depreciation)	(18,386,877)	8,208,350	(671,651)	295,987

Increase (decrease) in net assets from operations	(2,996,513)	17,416,619	(220,754)	705,715

Contract Owner Transactions:

Purchase payments received	471,479	1,451,619	4,918	5,241
Transfers between Sub-Accounts (including the Fixed Account), net	(8,190,099)	1,582,605	(2,827)	(4,578)
Withdrawals, surrenders and contract charges	(2,043,501)	(1,121,472)	(21,494)	—
Mortality and expense risk charges	(214,086)	(198,925)	(3,328)	(2,945)
Cost of insurance charges	(1,257,445)	(915,192)	(21,227)	(19,697)

Net increase (decrease) from contract owner transactions	(11,233,652)	798,635	(43,958)	(21,979)

Total increase (decrease) in net assets	(14,230,165)	18,215,254	(264,712)	683,736

Net assets at beginning of year	97,039,793	78,824,539	3,274,276	2,590,540

Net assets at end of year	$82,809,628	$97,039,793	$3,009,564	$3,274,276

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	DSC Sub-Account		DGI Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$291	$279
Net realized gains (losses)	35,941	10,014	7,021	3,289
Net change in unrealized appreciation/ (depreciation)	(61,878)	21,844	(8,678)	3,235

Increase (decrease) in net assets from operations	(25,937)	31,858	(1,366)	6,803

Contract Owner Transactions:

Purchase payments received	1,789	2,170	2,792	2,523
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(15,239)	(10,404)	(7,153)	(1,716)
Mortality and expense risk charges	(199)	(285)	(73)	(74)
Cost of insurance charges	(4,464)	(4,333)	(2,220)	(2,208)

Net increase (decrease) from contract owner transactions	(18,113)	(12,852)	(6,654)	(1,475)

Total increase (decrease) in net assets	(44,050)	19,006	(8,020)	5,328

Net assets at beginning of year	155,418	136,412	40,680	35,352

Net assets at end of year	$111,368	$155,418	$32,660	$40,680

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	DQB Sub-Account		FVI Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$396	$297	$3,618	$4,579
Net realized gains (losses)	(17)	(21)	37,457	8,581
Net change in unrealized appreciation/ (depreciation)	(739)	339	(45,090)	31,950

Increase (decrease) in net assets from operations	(360)	615	(4,015)	45,110

Contract Owner Transactions:

Purchase payments received	2,171	1,635	12,288	13,613
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(3,527)	27,387
Withdrawals, surrenders and contract charges	—	—	(128,827)	(239)
Mortality and expense risk charges	(27)	(29)	(1,194)	(1,229)
Cost of insurance charges	(1,245)	(1,846)	(7,716)	(6,866)

Net increase (decrease) from contract owner transactions	899	(240)	(128,976)	32,666

Total increase (decrease) in net assets	539	375	(132,991)	77,776

Net assets at beginning of year	14,314	13,939	342,002	264,226

Net assets at end of year	$14,853	$14,314	$209,011	$342,002

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FCN Sub-Account		F24 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$54,054	$70,460	$2,740	$5,377
Net realized gains (losses)	735,212	416,542	120,116	49,676
Net change in unrealized appreciation/ (depreciation)	(1,237,527)	877,813	(166,025)	79,505

Increase (decrease) in net assets from operations	(448,261)	1,364,815	(43,169)	134,558

Contract Owner Transactions:

Purchase payments received	26,878	41,854	23,603	19,514
Transfers between Sub-Accounts (including the Fixed Account), net	(46,936)	(71,527)	(224,165)	(2,686)
Withdrawals, surrenders and contract charges	(215,658)	(9,511)	—	(34,269)
Mortality and expense risk charges	(10,001)	(9,634)	(2,278)	(1,750)
Cost of insurance charges	(76,126)	(76,220)	(41,323)	(33,486)

Net increase (decrease) from contract owner transactions	(321,843)	(125,038)	(244,163)	(52,677)

Total increase (decrease) in net assets	(770,104)	1,239,777	(287,332)	81,881

Net assets at beginning of year	7,558,586	6,318,809	738,901	657,020

Net assets at end of year	$6,788,482	$7,558,586	$451,569	$738,901

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FEI Sub-Account		FF1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$197,871	$145,330	$4,127	$6,342
Net realized gains (losses)	378,942	170,628	26,599	59,217
Net change in unrealized appreciation/ (depreciation)	(1,284,901)	706,321	(41,289)	15,696

Increase (decrease) in net assets from operations	(708,088)	1,022,279	(10,563)	81,255

Contract Owner Transactions:

Purchase payments received	11,101	9,258	—	597
Transfers between Sub-Accounts (including the Fixed Account), net	(17,648)	(7,492)	(35,362)	(179,086)
Withdrawals, surrenders and contract charges	(226,854)	—	(144,602)	(38,601)
Mortality and expense risk charges	(13,601)	(12,961)	(542)	(1,080)
Cost of insurance charges	(73,075)	(66,443)	(3,327)	(7,473)

Net increase (decrease) from contract owner transactions	(320,077)	(77,638)	(183,833)	(225,643)

Total increase (decrease) in net assets	(1,028,165)	944,641	(194,396)	(144,388)

Net assets at beginning of year	8,919,294	7,974,653	430,186	574,574

Net assets at end of year	$7,891,129	$8,919,294	$235,790	$430,186

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FF2 Sub-Account		FF3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$10,778	$16,483	$29,353	$26,903
Net realized gains (losses)	79,308	56,084	89,131	293,319
Net change in unrealized appreciation/ (depreciation)	(131,971)	145,598	(285,067)	60,049

Increase (decrease) in net assets from operations	(41,885)	218,165	(166,583)	380,271

Contract Owner Transactions:

Purchase payments received	11,492	17,368	13,705	15,125
Transfers between Sub-Accounts (including the Fixed Account), net	(243,568)	(421,614)	224,370	(459,569)
Withdrawals, surrenders and contract charges	(131,973)	(407,230)	(81,598)	(316,800)
Mortality and expense risk charges	(1,871)	(3,866)	(2,857)	(3,462)
Cost of insurance charges	(28,661)	(41,452)	(37,350)	(36,659)

Net increase (decrease) from contract owner transactions	(394,581)	(856,794)	116,270	(801,365)

Total increase (decrease) in net assets	(436,466)	(638,629)	(50,313)	(421,094)

Net assets at beginning of year	1,091,779	1,730,408	2,014,140	2,435,234

Net assets at end of year	$655,313	$1,091,779	$1,963,827	$2,014,140

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FVG Sub-Account		FGP Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$685	$2,342	$132	$67
Net realized gains (losses)	19,847	21,500	7,212	1,936
Net change in unrealized appreciation/ (depreciation)	(35,100)	7,425	(7,943)	3,086

Increase (decrease) in net assets from operations	(14,568)	31,267	(599)	5,089

Contract Owner Transactions:

Purchase payments received	5,109	4,184	2,511	1,853
Transfers between Sub-Accounts (including the Fixed Account), net	(684)	(30,476)	(9,393)	40,677
Withdrawals, surrenders and contract charges	—	(236)	—	—
Mortality and expense risk charges	(278)	(255)	(70)	(56)
Cost of insurance charges	(6,262)	(5,794)	(2,781)	(1,569)

Net increase (decrease) from contract owner transactions	(2,115)	(32,577)	(9,733)	40,905

Total increase (decrease) in net assets	(16,683)	(1,310)	(10,332)	45,994

Net assets at beginning of year	194,512	195,822	56,694	10,700

Net assets at end of year	$177,829	$194,512	$46,362	$56,694

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F99 Sub-Account		FHI Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,646	$2,481	$24,678	$21,274
Net realized gains (losses)	869,288	249,475	(4,994)	(1,789)
Net change in unrealized appreciation/ (depreciation)	(868,858)	694,388	(33,836)	4,989

Increase (decrease) in net assets from operations	2,076	946,344	(14,152)	24,474

Contract Owner Transactions:

Purchase payments received	148,066	238,696	28,870	59,915
Transfers between Sub-Accounts (including the Fixed Account), net	(370,081)	74,053	21,610	13,751
Withdrawals, surrenders and contract charges	—	(365)	(4,308)	(4,063)
Mortality and expense risk charges	(12,626)	(9,400)	(1,812)	(1,549)
Cost of insurance charges	(79,493)	(59,845)	(12,238)	(10,707)

Net increase (decrease) from contract owner transactions	(314,134)	243,139	32,122	57,347

Total increase (decrease) in net assets	(312,058)	1,189,483	17,970	81,821

Net assets at beginning of year	3,788,778	2,599,295	408,906	327,085

Net assets at end of year	$3,476,720	$3,788,778	$426,876	$408,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FIP Sub-Account		FIG Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$142,074	$166,530	$982,932	$944,524
Net realized gains (losses)	462,719	378,156	115,095	111,233
Net change in unrealized appreciation/ (depreciation)	(847,143)	1,281,562	(1,281,156)	545,460

Increase (decrease) in net assets from operations	(242,350)	1,826,248	(183,129)	1,601,217

Contract Owner Transactions:

Purchase payments received	—	431	3,352	285,336
Transfers between Sub-Accounts (including the Fixed Account), net	(500,428)	(1,755,895)	887,348	(6,427,403)
Withdrawals, surrenders and contract charges	(734,806)	(9,862)	(151,600)	(488,436)
Mortality and expense risk charges	(16,266)	(18,417)	(64,849)	(68,878)
Cost of insurance charges	(101,882)	(104,785)	(389,265)	(368,136)

Net increase (decrease) from contract owner transactions	(1,353,382)	(1,888,528)	284,986	(7,067,517)

Total increase (decrease) in net assets	(1,595,732)	(62,280)	101,857	(5,466,300)

Net assets at beginning of year	8,710,609	8,772,889	38,935,843	44,402,143

Net assets at end of year	$7,114,877	$8,710,609	$39,037,700	$38,935,843

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FMC Sub-Account		FM8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$42,435	$46,385	$294,781	$111,721
Net realized gains (losses)	699,040	280,407	—	—
Net change in unrealized appreciation/ (depreciation)	(1,685,622)	973,501	—	—

Increase (decrease) in net assets from operations	(944,147)	1,300,293	294,781	111,721

Contract Owner Transactions:

Purchase payments received	14,193	226,970	86,591	100,810
Transfers between Sub-Accounts (including the Fixed Account), net	(177,762)	(2,294,216)	2,238,179	3,048,544
Withdrawals, surrenders and contract charges	(256,159)	(786,312)	(2,576,531)	(1,098,669)
Mortality and expense risk charges	(11,982)	(14,627)	(46,779)	(50,691)
Cost of insurance charges	(102,119)	(107,034)	(315,779)	(309,763)

Net increase (decrease) from contract owner transactions	(533,829)	(2,975,219)	(614,319)	1,690,231

Total increase (decrease) in net assets	(1,477,976)	(1,674,926)	(319,538)	1,801,952

Net assets at beginning of year	6,572,771	8,247,697	20,142,377	18,340,425

Net assets at end of year	$5,094,795	$6,572,771	$19,822,839	$20,142,377

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FOF Sub-Account		F91 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$3,522	$2,765	$9,896	$9,665
Net realized gains (losses)	446	368	89,378	30,981
Net change in unrealized appreciation/ (depreciation)	(38,539)	46,786	(197,648)	176,578

Increase (decrease) in net assets from operations	(34,571)	49,919	(98,374)	217,224

Contract Owner Transactions:

Purchase payments received	13,396	13,072	5,993	27,713
Transfers between Sub-Accounts (including the Fixed Account), net	11,898	(6,510)	92,119	(32,114)
Withdrawals, surrenders and contract charges	—	—	(198,041)	(90,636)
Mortality and expense risk charges	(840)	(730)	(1,698)	(2,180)
Cost of insurance charges	(5,408)	(5,128)	(19,808)	(32,292)

Net increase (decrease) from contract owner transactions	19,046	704	(121,435)	(129,509)

Total increase (decrease) in net assets	(15,525)	50,623	(219,809)	87,715

Net assets at beginning of year	209,410	158,787	861,083	773,368

Net assets at end of year	$193,885	$209,410	$641,274	$861,083

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FE3 Sub-Account		TFS Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$25,835	$11,655	$43,737	$51,058
Net realized gains (losses)	57,960	44,407	(34,728)	(339,255)
Net change in unrealized appreciation/ (depreciation)	(212,958)	59,331	(229,442)	649,573

Increase (decrease) in net assets from operations	(129,163)	115,393	(220,433)	361,376

Contract Owner Transactions:

Purchase payments received	38,850	178,298	11,006	85,753
Transfers between Sub-Accounts (including the Fixed Account), net	55,708	171,003	(320,736)	(1,810,986)
Withdrawals, surrenders and contract charges	—	—	(2,525)	(135,411)
Mortality and expense risk charges	(4,680)	(3,673)	(2,258)	(3,995)
Cost of insurance charges	(13,121)	(10,415)	(20,794)	(31,290)

Net increase (decrease) from contract owner transactions	76,757	335,213	(335,307)	(1,895,929)

Total increase (decrease) in net assets	(52,406)	450,606	(555,740)	(1,534,553)

Net assets at beginning of year	1,113,195	662,589	1,735,532	3,270,085

Net assets at end of year	$1,060,789	$1,113,195	$1,179,792	$1,735,532

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T20 Sub-Account		TSF Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$12,457	$11,722	$131,228	$103,094
Net realized gains (losses)	1,290	1,344	553,327	33,166
Net change in unrealized appreciation/ (depreciation)	(102,611)	57,280	(1,537,794)	824,458

Increase (decrease) in net assets from operations	(88,864)	70,346	(853,239)	960,718

Contract Owner Transactions:

Purchase payments received	1,623	1,766	2,287	4,119
Transfers between Sub-Accounts (including the Fixed Account), net	114,261	12,513	(59,260)	41,485
Withdrawals, surrenders and contract charges	—	—	(159,325)	—
Mortality and expense risk charges	(1,842)	(1,618)	(8,515)	(8,168)
Cost of insurance charges	(12,262)	(11,198)	(42,521)	(40,156)

Net increase (decrease) from contract owner transactions	101,780	1,463	(267,334)	(2,720)

Total increase (decrease) in net assets	12,916	71,809	(1,120,573)	957,998

Net assets at beginning of year	493,418	421,609	6,103,156	5,145,158

Net assets at end of year	$506,334	$493,418	$4,982,583	$6,103,156

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F56 Sub-Account		FSS Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$411	$747	$28	$11
Net realized gains (losses)	9,947	(313)	25	18
Net change in unrealized appreciation/ (depreciation)	(13,422)	7,226	(165)	(3)

Increase (decrease) in net assets from operations	(3,064)	7,660	(112)	26

Contract Owner Transactions:

Purchase payments received	389	287	1,687	1,574
Transfers between Sub-Accounts (including the Fixed Account), net	5,534	—	—	9
Withdrawals, surrenders and contract charges	(44,110)	(9,723)	—	(233)
Mortality and expense risk charges	(60)	(109)	(5)	(2)
Cost of insurance charges	(1,453)	(1,436)	(1,109)	(1,151)

Net increase (decrease) from contract owner transactions	(39,700)	(10,981)	573	197

Total increase (decrease) in net assets	(42,764)	(3,321)	461	223

Net assets at beginning of year	43,176	46,497	635	412

Net assets at end of year	$412	$43,176	$1,096	$635

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FSC Sub-Account		FRE Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$3,801	$5,426
Net realized gains (losses)	304	222	(1,131)	992
Net change in unrealized appreciation/ (depreciation)	(506)	316	(11,652)	9,430

Increase (decrease) in net assets from operations	(202)	538	(8,982)	15,848

Contract Owner Transactions:

Purchase payments received	745	539	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	5,354	(8,174)
Withdrawals, surrenders and contract charges	—	—	(19,048)	(54)
Mortality and expense risk charges	(15)	(14)	(140)	(155)
Cost of insurance charges	(313)	(261)	(2,571)	(2,903)

Net increase (decrease) from contract owner transactions	417	264	(16,405)	(11,286)

Total increase (decrease) in net assets	215	802	(25,387)	4,562

Net assets at beginning of year	3,182	2,380	147,448	142,886

Net assets at end of year	$3,397	$3,182	$122,061	$147,448

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	G31 Sub-Account		V15 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,183	$1,334	$—	$3,206
Net realized gains (losses)	20,120	16,363	403,334	328,095
Net change in unrealized appreciation/ (depreciation)	(26,374)	2,975	(516,475)	584,099

Increase (decrease) in net assets from operations	(5,071)	20,672	(113,141)	915,400

Contract Owner Transactions:

Purchase payments received	473	5,446	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	—	(699)	(219,139)	—
Mortality and expense risk charges	(255)	(246)	(9,051)	(7,852)
Cost of insurance charges	(14,331)	(11,933)	(39,401)	(31,146)

Net increase (decrease) from contract owner transactions	(14,113)	(7,432)	(267,591)	(38,998)

Total increase (decrease) in net assets	(19,184)	13,240	(380,732)	876,402

Net assets at beginning of year	103,092	89,852	4,237,078	3,360,676

Net assets at end of year	$83,908	$103,092	$3,856,346	$4,237,078

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	VCP Sub-Account		A39 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$14,845	$19,419	$1,081	$1,158
Net realized gains (losses)	105,814	46,345	8,957	7,646
Net change in unrealized appreciation/ (depreciation)	(217,638)	86,675	(21,240)	4,646

Increase (decrease) in net assets from operations	(96,979)	152,439	(11,202)	13,450

Contract Owner Transactions:

Purchase payments received	—	—	5,150	6,022
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(128,686)	(102,366)	—	(954)
Mortality and expense risk charges	(927)	(946)	(290)	(267)
Cost of insurance charges	(7,639)	(6,460)	(3,488)	(3,122)

Net increase (decrease) from contract owner transactions	(137,252)	(109,772)	1,372	1,679

Total increase (decrease) in net assets	(234,231)	42,667	(9,830)	15,129

Net assets at beginning of year	973,099	930,432	117,214	102,085

Net assets at end of year	$738,868	$973,099	$107,384	$117,214

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	IB1 Sub-Account		A21 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$40,719	$28,617	$31,933	$22,238
Net realized gains (losses)	224,230	39,773	72,838	17,775
Net change in unrealized appreciation/ (depreciation)	(527,504)	190,700	(269,763)	290,525

Increase (decrease) in net assets from operations	(262,555)	259,090	(164,992)	330,538

Contract Owner Transactions:

Purchase payments received	88,545	34,506	1,225	1,633
Transfers between Sub-Accounts (including the Fixed Account), net	(70,047)	115,260	(751,859)	(62,653)
Withdrawals, surrenders and contract charges	(47,584)	(71,844)	(115,848)	(68,917)
Mortality and expense risk charges	(5,139)	(5,002)	(3,512)	(4,008)
Cost of insurance charges	(24,964)	(24,140)	(13,526)	(14,235)

Net increase (decrease) from contract owner transactions	(59,189)	48,780	(883,520)	(148,180)

Total increase (decrease) in net assets	(321,744)	307,870	(1,048,512)	182,358

Net assets at beginning of year	2,096,707	1,788,837	1,645,604	1,463,246

Net assets at end of year	$1,774,963	$2,096,707	$597,092	$1,645,604

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A22 Sub-Account		I84 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,413	$1,277	$—	$—
Net realized gains (losses)	42,867	6,732	9,585	4,976
Net change in unrealized appreciation/ (depreciation)	(76,673)	25,035	(13,982)	8,930

Increase (decrease) in net assets from operations	(32,393)	33,044	(4,397)	13,906

Contract Owner Transactions:

Purchase payments received	45,365	49,187	2,450	3,267
Transfers between Sub-Accounts (including the Fixed Account), net	(18,456)	88	—	—
Withdrawals, surrenders and contract charges	(7,822)	(7,200)	—	—
Mortality and expense risk charges	(1,211)	(1,017)	(206)	(175)
Cost of insurance charges	(13,709)	(12,783)	(2,027)	(1,688)

Net increase (decrease) from contract owner transactions	4,167	28,275	217	1,404

Total increase (decrease) in net assets	(28,226)	61,319	(4,180)	15,310

Net assets at beginning of year	277,774	216,455	76,994	61,684

Net assets at end of year	$249,548	$277,774	$72,814	$76,994

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	I76 Sub-Account		MVP Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$1,630	$1,052
Net realized gains (losses)	503	(3,369)	14,246	5,159
Net change in unrealized appreciation/ (depreciation)	(4,191)	4,662	(36,493)	11,146

Increase (decrease) in net assets from operations	(3,688)	1,293	(20,617)	17,357

Contract Owner Transactions:

Purchase payments received	1,609	835	8,577	7,344
Transfers between Sub-Accounts (including the Fixed Account), net	19,740	—	2,863	12,272
Withdrawals, surrenders and contract charges	—	(30,396)	(4,038)	—
Mortality and expense risk charges	(23)	(32)	(526)	(450)
Cost of insurance charges	(528)	(660)	(4,377)	(3,770)

Net increase (decrease) from contract owner transactions	20,798	(30,253)	2,499	15,396

Total increase (decrease) in net assets	17,110	(28,960)	(18,118)	32,753

Net assets at beginning of year	5,205	34,165	147,083	114,330

Net assets at end of year	$22,315	$5,205	$128,965	$147,083

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	JM7 Sub-Account		J43 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$315,166	$311,222	$3,378	$2,632
Net realized gains (losses)	(84,035)	(8,467)	71,340	17,294
Net change in unrealized appreciation/ (depreciation)	(224,134)	125,619	(175,419)	97,138

Increase (decrease) in net assets from operations	6,997	428,374	(100,701)	117,064

Contract Owner Transactions:

Purchase payments received	4,688	4,560	661	558
Transfers between Sub-Accounts (including the Fixed Account), net	500,131	1,755,650	—	—
Withdrawals, surrenders and contract charges	(816,624)	—	—	—
Mortality and expense risk charges	(25,499)	(24,220)	(1,064)	(1,556)
Cost of insurance charges	(190,385)	(161,962)	(24,908)	(22,208)

Net increase (decrease) from contract owner transactions	(527,689)	1,574,028	(25,311)	(23,206)

Total increase (decrease) in net assets	(520,692)	2,002,402	(126,012)	93,858

Net assets at beginning of year	13,705,131	11,702,729	875,450	781,592

Net assets at end of year	$13,184,439	$13,705,131	$749,438	$875,450

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	J32 Sub-Account		LRI Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,414	$2,267	$164,407	$163,667
Net realized gains (losses)	37,980	7,120	774,309	318,746
Net change in unrealized appreciation/ (depreciation)	(57,658)	42,989	(2,745,118)	1,337,630

Increase (decrease) in net assets from operations	(17,264)	52,376	(1,806,402)	1,820,043

Contract Owner Transactions:

Purchase payments received	—	—	65,601	210,177
Transfers between Sub-Accounts (including the Fixed Account), net	4,076	(4,211)	318,491	1,200,800
Withdrawals, surrenders and contract charges	—	—	(354,157)	(257,607)
Mortality and expense risk charges	(297)	(384)	(19,134)	(16,399)
Cost of insurance charges	(1,846)	(1,460)	(71,856)	(61,003)

Net increase (decrease) from contract owner transactions	1,933	(6,055)	(61,055)	1,075,968

Total increase (decrease) in net assets	(15,331)	46,321	(1,867,457)	2,896,011

Net assets at beginning of year	283,460	237,139	8,692,987	5,796,976

Net assets at end of year	$268,129	$283,460	$6,825,530	$8,692,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L27 Sub-Account		MD8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$319	$537	$911,645	$231,728
Net realized gains (losses)	2,633	4,301	—	—
Net change in unrealized appreciation/ (depreciation)	(12,100)	10,887	—	—

Increase (decrease) in net assets from operations	(9,148)	15,725	911,645	231,728

Contract Owner Transactions:

Purchase payments received	1,800	1,419	3,191,058	1,468,300
Transfers between Sub-Accounts (including the Fixed Account), net	3,437	—	(2,060,520)	(1,930,724)
Withdrawals, surrenders and contract charges	(29,109)	(6,254)	(3,265,205)	(1,294,366)
Mortality and expense risk charges	(86)	(109)	(153,762)	(165,652)
Cost of insurance charges	(1,811)	(1,695)	(3,042,875)	(3,145,868)

Net increase (decrease) from contract owner transactions	(25,769)	(6,639)	(5,331,304)	(5,068,310)

Total increase (decrease) in net assets	(34,917)	9,086	(4,419,659)	(4,836,582)

Net assets at beginning of year	52,461	43,375	79,580,378	84,416,960

Net assets at end of year	$17,544	$52,461	$75,160,719	$79,580,378

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M07 Sub-Account		M35 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$157,280	$173,377	$114,355	$132,708
Net realized gains (losses)	317,256	257,276	317,448	189,449
Net change in unrealized appreciation/ (depreciation)	(921,501)	426,614	(773,812)	329,393

Increase (decrease) in net assets from operations	(446,965)	857,267	(342,009)	651,550

Contract Owner Transactions:

Purchase payments received	17,303	11,649	2,062	2,471
Transfers between Sub-Accounts (including the Fixed Account), net	131,360	34,956	(258,280)	1,218,183
Withdrawals, surrenders and contract charges	(148,458)	(307,998)	(174,110)	(59,495)
Mortality and expense risk charges	(9,636)	(9,880)	(7,335)	(7,525)
Cost of insurance charges	(77,086)	(70,376)	(231,739)	(188,309)

Net increase (decrease) from contract owner transactions	(86,517)	(341,649)	(669,402)	965,325

Total increase (decrease) in net assets	(533,482)	515,618	(1,011,411)	1,616,875

Net assets at beginning of year	7,635,988	7,120,370	6,338,327	4,721,452

Net assets at end of year	$7,102,506	$7,635,988	$5,326,916	$6,338,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M31 Sub-Account		M80 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$827	$797	$—	$—
Net realized gains (losses)	74,068	38,756	108,022	167,942
Net change in unrealized appreciation/ (depreciation)	(50,641)	163,947	(82,388)	118,361

Increase (decrease) in net assets from operations	24,254	203,500	25,634	286,303

Contract Owner Transactions:

Purchase payments received	—	—	1,113	1,113
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	39,037	(212,489)
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(1,091)	(1,457)	(3,370)	(2,583)
Cost of insurance charges	(26,210)	(21,270)	(38,852)	(34,455)

Net increase (decrease) from contract owner transactions	(27,301)	(22,727)	(2,072)	(248,414)

Total increase (decrease) in net assets	(3,047)	180,773	23,562	37,889

Net assets at beginning of year	836,822	656,049	1,144,784	1,106,895

Net assets at end of year	$833,775	$836,822	$1,168,346	$1,144,784

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF1 Sub-Account		M41 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$2,615	$—	$—
Net realized gains (losses)	500,485	158,675	91,552	42,430
Net change in unrealized appreciation/ (depreciation)	(437,302)	350,457	(85,250)	58,775

Increase (decrease) in net assets from operations	63,183	511,747	6,302	101,205

Contract Owner Transactions:

Purchase payments received	3,236	3,056	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	13,793	(10,607)	—	(30,259)
Withdrawals, surrenders and contract charges	(364,141)	(89,753)	—	—
Mortality and expense risk charges	(5,743)	(5,209)	(196)	(186)
Cost of insurance charges	(24,982)	(20,294)	(25,407)	(19,605)

Net increase (decrease) from contract owner transactions	(377,837)	(122,807)	(25,603)	(50,050)

Total increase (decrease) in net assets	(314,654)	388,940	(19,301)	51,155

Net assets at beginning of year	2,346,710	1,957,770	466,312	415,157

Net assets at end of year	$2,032,056	$2,346,710	$447,011	$466,312

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M42 Sub-Account		M06 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$207,410	$111,966
Net realized gains (losses)	200,263	(7,799)	(50,939)	(4,907)
Net change in unrealized appreciation/ (depreciation)	(219,231)	288,434	(167,483)	38,040

Increase (decrease) in net assets from operations	(18,968)	280,635	(11,012)	145,099

Contract Owner Transactions:

Purchase payments received	416	495	161,215	191,919
Transfers between Sub-Accounts (including the Fixed Account), net	—	(119,766)	3,721,705	(8,827)
Withdrawals, surrenders and contract charges	—	—	(497,278)	—
Mortality and expense risk charges	(2,474)	(2,018)	(13,176)	(8,759)
Cost of insurance charges	(33,566)	(26,621)	(550,149)	(168,395)

Net increase (decrease) from contract owner transactions	(35,624)	(147,910)	2,822,317	5,938

Total increase (decrease) in net assets	(54,592)	132,725	2,811,305	151,037

Net assets at beginning of year	1,303,500	1,170,775	3,428,959	3,277,922

Net assets at end of year	$1,248,908	$1,303,500	$6,240,264	$3,428,959

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M33 Sub-Account		M44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$564	$1,015	$5,491	$20,289
Net realized gains (losses)	9,309	10,687	791	3,513
Net change in unrealized appreciation/ (depreciation)	(12,981)	6,478	(854)	41,274

Increase (decrease) in net assets from operations	(3,108)	18,180	5,428	65,076

Contract Owner Transactions:

Purchase payments received	603	690	27,954	26,599
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(880)	(18,579)
Withdrawals, surrenders and contract charges	—	(40,456)	(14,900)	(16,249)
Mortality and expense risk charges	(324)	(325)	(2,131)	(2,075)
Cost of insurance charges	(5,197)	(4,251)	(12,534)	(11,259)

Net increase (decrease) from contract owner transactions	(4,918)	(44,342)	(2,491)	(21,563)

Total increase (decrease) in net assets	(8,026)	(26,162)	2,937	43,513

Net assets at beginning of year	80,096	106,258	486,774	443,261

Net assets at end of year	$72,070	$80,096	$489,711	$486,774

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M40 Sub-Account		M83 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$111	$476	$180,726	$238,123
Net realized gains (losses)	11	(5,358)	758,419	610,721
Net change in unrealized appreciation/ (depreciation)	(21)	8,092	(2,079,682)	1,095,716

Increase (decrease) in net assets from operations	101	3,210	(1,140,537)	1,944,560

Contract Owner Transactions:

Purchase payments received	1,113	1,113	3,778	2,487
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(284,250)	(1,014,970)
Withdrawals, surrenders and contract charges	—	(24,425)	(315,460)	(240,255)
Mortality and expense risk charges	(32)	(47)	(27,578)	(27,808)
Cost of insurance charges	(284)	(447)	(111,814)	(103,771)

Net increase (decrease) from contract owner transactions	797	(23,806)	(735,324)	(1,384,317)

Total increase (decrease) in net assets	898	(20,596)	(1,875,861)	560,243

Net assets at beginning of year	11,756	32,352	11,928,793	11,368,550

Net assets at end of year	$12,654	$11,756	$10,052,932	$11,928,793

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$16,151	$20,863	$225	$238
Net realized gains (losses)	84,055	46,191	2,226	785
Net change in unrealized appreciation/ (depreciation)	(227,429)	130,155	(3,617)	1,959

Increase (decrease) in net assets from operations	(127,223)	197,209	(1,166)	2,982

Contract Owner Transactions:

Purchase payments received	2,450	3,267	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(167,832)	—	—
Withdrawals, surrenders and contract charges	—	—	—	—
Mortality and expense risk charges	(1,014)	(1,042)	(33)	(32)
Cost of insurance charges	(60,819)	(54,657)	(1,448)	(1,224)

Net increase (decrease) from contract owner transactions	(59,383)	(220,264)	(1,481)	(1,256)

Total increase (decrease) in net assets	(186,606)	(23,055)	(2,647)	1,726

Net assets at beginning of year	1,278,103	1,301,158	16,762	15,036

Net assets at end of year	$1,091,497	$1,278,103	$14,115	$16,762

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$6,802	$7,117	$261,777	$248,468
Net realized gains (losses)	85,462	21,991	19,697	(2,699)
Net change in unrealized appreciation/ (depreciation)	(129,337)	71,196	(487,265)	163,474

Increase (decrease) in net assets from operations	(37,073)	100,304	(205,791)	409,243

Contract Owner Transactions:

Purchase payments received	1,675	1,675	140,271	148,237
Transfers between Sub-Accounts (including the Fixed Account), net	—	25,726	79,764	(4,911)
Withdrawals, surrenders and contract charges	(57,157)	—	(33,380)	(19,647)
Mortality and expense risk charges	(654)	(629)	(9,436)	(8,918)
Cost of insurance charges	(24,274)	(19,886)	(83,055)	(74,808)

Net increase (decrease) from contract owner transactions	(80,410)	6,886	94,164	39,953

Total increase (decrease) in net assets	(117,483)	107,190	(111,627)	449,196

Net assets at beginning of year	590,538	483,348	6,846,485	6,397,289

Net assets at end of year	$473,055	$590,538	$6,734,858	$6,846,485

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA0 Sub-Account		MC1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$6,694	$7,097	$2,349	$3,463
Net realized gains (losses)	(477)	294	74,970	41,522
Net change in unrealized appreciation/ (depreciation)	(12,720)	3,126	(147,657)	59,041

Increase (decrease) in net assets from operations	(6,503)	10,517	(70,338)	104,026

Contract Owner Transactions:

Purchase payments received	775	6,990	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	44,844	650,442	26,194
Withdrawals, surrenders and contract charges	—	(756)	—	—
Mortality and expense risk charges	(209)	(231)	(492)	(186)
Cost of insurance charges	(17,069)	(15,503)	(29,094)	(21,281)

Net increase (decrease) from contract owner transactions	(16,503)	35,344	620,856	4,727

Total increase (decrease) in net assets	(23,006)	45,861	550,518	108,753

Net assets at beginning of year	198,816	152,955	529,428	420,675

Net assets at end of year	$175,810	$198,816	$1,079,946	$529,428

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC3 Sub-Account		MC6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$7,211	$21,101	$2,310	$3,883
Net realized gains (losses)	65,939	(24,476)	28,839	13,743
Net change in unrealized appreciation/ (depreciation)	(363,323)	517,450	(53,869)	77,446

Increase (decrease) in net assets from operations	(290,173)	514,075	(22,720)	95,072

Contract Owner Transactions:

Purchase payments received	19,203	17,329	49,338	31,748
Transfers between Sub-Accounts (including the Fixed Account), net	(349,356)	790,468	—	—
Withdrawals, surrenders and contract charges	—	(170,363)	—	—
Mortality and expense risk charges	(2,997)	(2,404)	(1,882)	(1,472)
Cost of insurance charges	(33,322)	(24,583)	(6,717)	(5,139)

Net increase (decrease) from contract owner transactions	(366,472)	610,447	40,739	25,137

Total increase (decrease) in net assets	(656,645)	1,124,522	18,019	120,209

Net assets at beginning of year	2,339,351	1,214,829	399,573	279,364

Net assets at end of year	$1,682,706	$2,339,351	$417,592	$399,573

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC9 Sub-Account		M96 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$7,856	$13,606	$336,667	$342,708
Net realized gains (losses)	88,925	19,401	(56,739)	(382,502)
Net change in unrealized appreciation/ (depreciation)	(191,227)	188,194	(239,807)	294,190

Increase (decrease) in net assets from operations	(94,446)	221,201	40,121	254,396

Contract Owner Transactions:

Purchase payments received	1,669	1,669	32,098	150,831
Transfers between Sub-Accounts (including the Fixed Account), net	—	46,885	(370,586)	(5,030,308)
Withdrawals, surrenders and contract charges	—	—	(229,899)	(586,731)
Mortality and expense risk charges	(573)	(527)	(17,292)	(23,059)
Cost of insurance charges	(55,290)	(44,567)	(188,522)	(222,962)

Net increase (decrease) from contract owner transactions	(54,194)	3,460	(774,201)	(5,712,229)

Total increase (decrease) in net assets	(148,640)	224,661	(734,080)	(5,457,833)

Net assets at beginning of year	1,099,602	874,941	10,894,868	16,352,701

Net assets at end of year	$950,962	$1,099,602	$10,160,788	$10,894,868

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,901	$2,116	$200,217	$46,528
Net realized gains (losses)	(974)	(107)	(37,886)	(877)
Net change in unrealized appreciation/ (depreciation)	(898)	(520)	(273,255)	(136)

Increase (decrease) in net assets from operations	29	1,489	(110,924)	45,515

Contract Owner Transactions:

Purchase payments received	—	—	53,252	35,359
Transfers between Sub-Accounts (including the Fixed Account), net	(9,083)	(3,120)	2,583,383	10
Withdrawals, surrenders and contract charges	—	—	(70,545)	—
Mortality and expense risk charges	(163)	(171)	(5,253)	(2,862)
Cost of insurance charges	(756)	(908)	(18,655)	(11,435)

Net increase (decrease) from contract owner transactions	(10,002)	(4,199)	2,542,182	21,072

Total increase (decrease) in net assets	(9,973)	(2,710)	2,431,258	66,587

Net assets at beginning of year	73,423	76,133	729,764	663,177

Net assets at end of year	$63,450	$73,423	$3,161,022	$729,764

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$7,099	$8,354	$20,612	$27,439
Net realized gains (losses)	(1,089)	(1,254)	208,157	(92,202)
Net change in unrealized appreciation/ (depreciation)	(10,264)	868	(391,050)	673,614

Increase (decrease) in net assets from operations	(4,254)	7,968	(162,281)	608,851

Contract Owner Transactions:

Purchase payments received	1,518	1,927	59,806	76,503
Transfers between Sub-Accounts (including the Fixed Account), net	—	2,319	(22,456)	(1,242,939)
Withdrawals, surrenders and contract charges	—	—	(203,756)	(181,776)
Mortality and expense risk charges	(116)	(111)	(3,555)	(4,218)
Cost of insurance charges	(5,771)	(5,075)	(21,510)	(23,269)

Net increase (decrease) from contract owner transactions	(4,369)	(940)	(191,471)	(1,375,699)

Total increase (decrease) in net assets	(8,623)	7,028	(353,752)	(766,848)

Net assets at beginning of year	134,383	127,355	2,039,708	2,806,556

Net assets at end of year	$125,760	$134,383	$1,685,956	$2,039,708

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$17,052	$22,628	$130,489	$159,683
Net realized gains (losses)	186,569	(51,165)	306,523	117,020
Net change in unrealized appreciation/ (depreciation)	(398,411)	591,680	(1,538,075)	1,962,679

Increase (decrease) in net assets from operations	(194,790)	563,143	(1,101,063)	2,239,382

Contract Owner Transactions:

Purchase payments received	1,225	1,633	222,627	619,235
Transfers between Sub-Accounts (including the Fixed Account), net	—	(308,676)	(47,975)	5,306,137
Withdrawals, surrenders and contract charges	—	—	(268,381)	(241,720)
Mortality and expense risk charges	(1,511)	(1,419)	(37,095)	(29,165)
Cost of insurance charges	(99,163)	(84,693)	(137,725)	(105,247)

Net increase (decrease) from contract owner transactions	(99,449)	(393,155)	(268,549)	5,549,240

Total increase (decrease) in net assets	(294,239)	169,988	(1,369,612)	7,788,622

Net assets at beginning of year	2,185,841	2,015,853	11,876,483	4,087,861

Net assets at end of year	$1,891,602	$2,185,841	$10,506,871	$11,876,483

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MIS Sub-Account		MB3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$143	$220	$1,946	$2,151
Net realized gains (losses)	7,935	2,235	47,564	50,400
Net change in unrealized appreciation/ (depreciation)	(7,551)	5,850	(44,851)	73,204

Increase (decrease) in net assets from operations	527	8,305	4,659	125,755

Contract Owner Transactions:

Purchase payments received	953	1,126	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	(24,489)
Withdrawals, surrenders and contract charges	(14,844)	—	—	—
Mortality and expense risk charges	(59)	(67)	(335)	(197)
Cost of insurance charges	(928)	(1,074)	(29,440)	(22,983)

Net increase (decrease) from contract owner transactions	(14,878)	(15)	(29,775)	(47,669)

Total increase (decrease) in net assets	(14,351)	8,290	(25,116)	78,086

Net assets at beginning of year	37,633	29,343	556,180	478,094

Net assets at end of year	$23,282	$37,633	$531,064	$556,180

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	ME2 Sub-Account		MA7 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$17,617	$20,450	$1,566	$1,947
Net realized gains (losses)	37,716	15,146	(156)	27,352
Net change in unrealized appreciation/ (depreciation)	(227,362)	254,011	(2,334)	(17,046)

Increase (decrease) in net assets from operations	(172,029)	289,607	(924)	12,253

Contract Owner Transactions:

Purchase payments received	25,704	14,307	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(25,314)	(61,776)	—	(237,694)
Withdrawals, surrenders and contract charges	—	(59,694)	—	—
Mortality and expense risk charges	(2,796)	(2,848)	—	(80)
Cost of insurance charges	(17,640)	(15,977)	(2,165)	(7,409)

Net increase (decrease) from contract owner transactions	(20,046)	(125,988)	(2,165)	(245,183)

Total increase (decrease) in net assets	(192,075)	163,619	(3,089)	(232,930)

Net assets at beginning of year	1,237,771	1,074,152	44,067	276,997

Net assets at end of year	$1,045,696	$1,237,771	$40,978	$44,067

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB8 Sub-Account		MF6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$23,431	$18,858	$424,937	$362,777
Net realized gains (losses)	298,653	182,118	17,586	481,856
Net change in unrealized appreciation/ (depreciation)	(497,474)	108,558	(784,917)	227,989

Increase (decrease) in net assets from operations	(175,390)	309,534	(342,394)	1,072,622

Contract Owner Transactions:

Purchase payments received	—	—	23,127	25,861
Transfers between Sub-Accounts (including the Fixed Account), net	462,326	222,197	1,201,491	80,756
Withdrawals, surrenders and contract charges	(53,486)	(11,019)	(405,579)	(181,455)
Mortality and expense risk charges	(6,138)	(5,014)	(17,803)	(15,881)
Cost of insurance charges	(25,916)	(20,142)	(97,581)	(84,972)

Net increase (decrease) from contract owner transactions	376,786	186,022	703,655	(175,691)

Total increase (decrease) in net assets	201,396	495,556	361,261	896,931

Net assets at beginning of year	2,534,303	2,038,747	9,126,348	8,229,417

Net assets at end of year	$2,735,699	$2,534,303	$9,487,609	$9,126,348

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF2 Sub-Account		MG3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$324,116	$256,329	$32,811	$45,283
Net realized gains (losses)	(9,182)	(3,073)	228,899	55,862
Net change in unrealized appreciation/ (depreciation)	(108,496)	14,970	(668,830)	362,933

Increase (decrease) in net assets from operations	206,438	268,226	(407,120)	464,078

Contract Owner Transactions:

Purchase payments received	139,753	711,637	158,525	268,404
Transfers between Sub-Accounts (including the Fixed Account), net	525,818	(271,659)	(12,003)	(8,840)
Withdrawals, surrenders and contract charges	(23,350)	(18,209)	(319,072)	(123,626)
Mortality and expense risk charges	(20,410)	(18,821)	(8,743)	(8,255)
Cost of insurance charges	(165,456)	(148,349)	(61,691)	(68,250)

Net increase (decrease) from contract owner transactions	456,355	254,599	(242,984)	59,433

Total increase (decrease) in net assets	662,793	522,825	(650,104)	523,511

Net assets at beginning of year	15,983,838	15,461,013	3,873,838	3,350,327

Net assets at end of year	$16,646,631	$15,983,838	$3,223,734	$3,873,838

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	VMG Sub-Account		NPP Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$132	$57
Net realized gains (losses)	10,519	(392)	1,227	278
Net change in unrealized appreciation/ (depreciation)	(13,976)	9,728	(1,460)	834

Increase (decrease) in net assets from operations	(3,457)	9,336	(101)	1,169

Contract Owner Transactions:

Purchase payments received	18,392	3,813	1,278	953
Transfers between Sub-Accounts (including the Fixed Account), net	42,603	(8,908)	—	77
Withdrawals, surrenders and contract charges	—	(1,970)	—	—
Mortality and expense risk charges	(282)	(123)	(21)	(18)
Cost of insurance charges	(1,209)	(966)	(699)	(593)

Net increase (decrease) from contract owner transactions	59,504	(8,154)	558	419

Total increase (decrease) in net assets	56,047	1,182	457	1,588

Net assets at beginning of year	30,902	29,720	10,051	8,463

Net assets at end of year	$86,949	$30,902	$10,508	$10,051

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	NMC Sub-Account		NAR Sub-Account[4]
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	1,418	255	—	5,120
Net change in unrealized appreciation/ (depreciation)	(2,617)	3,146	—	(2,982)

Increase (decrease) in net assets from operations	(1,199)	3,401	—	2,138

Contract Owner Transactions:

Purchase payments received	1,566	1,185	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	—	—	—	(45,079)
Mortality and expense risk charges	(37)	(30)	—	(32)
Cost of insurance charges	(672)	(565)	—	(343)

Net increase (decrease) from contract owner transactions	857	590	—	(45,454)

Total increase (decrease) in net assets	(342)	3,991	—	(43,316)

Net assets at beginning of year	17,210	13,219	—	43,316

Net assets at end of year	$16,868	$17,210	$—	$—

[4]

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I Sub-Account (NAR) is active but had zero balance at December 31, 2018. Therefore it is not reported in the Statement of Assets and Liabilities or the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	NLM Sub-Account		O01 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$61	$3,322	$2,463
Net realized gains (losses)	(50)	1	87,460	68,958
Net change in unrealized appreciation/ (depreciation)	35	(29)	(144,080)	181,984

Increase (decrease) in net assets from operations	(15)	33	(53,298)	253,405

Contract Owner Transactions:

Purchase payments received	182	547	578	15,945
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	75,509	(47,536)
Withdrawals, surrenders and contract charges	(4,283)	—	(138,749)	(58,931)
Mortality and expense risk charges	(1)	(7)	(529)	(1,096)
Cost of insurance charges	(45)	(264)	(7,171)	(16,945)

Net increase (decrease) from contract owner transactions	(4,147)	276	(70,362)	(108,563)

Total increase (decrease) in net assets	(4,162)	309	(123,660)	144,842

Net assets at beginning of year	4,162	3,853	1,115,645	970,803

Net assets at end of year	$—	$4,162	$991,985	$1,115,645

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	OGS Sub-Account		OSC Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$19,761	$15,907	$3,581	$9,001
Net realized gains (losses)	155,943	(6,959)	150,109	56,500
Net change in unrealized appreciation/ (depreciation)	(439,334)	524,322	(271,694)	71,345

Increase (decrease) in net assets from operations	(263,630)	533,270	(118,004)	136,846

Contract Owner Transactions:

Purchase payments received	157,721	166,116	44,742	28,061
Transfers between Sub-Accounts (including the Fixed Account), net	(33,477)	(77,455)	492	12,268
Withdrawals, surrenders and contract charges	(80,128)	(15,759)	—	—
Mortality and expense risk charges	(7,434)	(6,280)	(2,568)	(2,140)
Cost of insurance charges	(63,107)	(57,176)	(14,223)	(12,217)

Net increase (decrease) from contract owner transactions	(26,425)	9,446	28,443	25,972

Total increase (decrease) in net assets	(290,055)	542,716	(89,561)	162,818

Net assets at beginning of year	2,006,508	1,463,792	1,112,821	950,003

Net assets at end of year	$1,716,453	$2,006,508	$1,023,260	$1,112,821

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$8,314	$35,935	$39,054	$49,979
Net realized gains (losses)	(5,862)	(98,946)	1,229	(7,923)
Net change in unrealized appreciation/ (depreciation)	(62,677)	73,527	(86,616)	47,686

Increase (decrease) in net assets from operations	(60,225)	10,516	(46,333)	89,742

Contract Owner Transactions:

Purchase payments received	42,739	32,193	74,566	45,254
Transfers between Sub-Accounts (including the Fixed Account), net	28,499	41,165	(65,708)	5,293
Withdrawals, surrenders and contract charges	(2,206)	(2,049)	(27,341)	(30,105)
Mortality and expense risk charges	(1,619)	(1,320)	(4,018)	(4,017)
Cost of insurance charges	(10,570)	(8,819)	(12,864)	(13,240)

Net increase (decrease) from contract owner transactions	56,843	61,170	(35,365)	3,185

Total increase (decrease) in net assets	(3,382)	71,686	(81,698)	92,927

Net assets at beginning of year	371,241	299,555	993,758	900,831

Net assets at end of year	$367,859	$371,241	$912,060	$993,758

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P06 Sub-Account		P07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$291,239	$233,376	$664,991	$455,556
Net realized gains (losses)	(60,684)	(50,330)	224,761	(62,350)
Net change in unrealized appreciation/ (depreciation)	(495,360)	133,808	(1,025,107)	740,213

Increase (decrease) in net assets from operations	(264,805)	316,854	(135,355)	1,133,419

Contract Owner Transactions:

Purchase payments received	212,733	195,869	1,598,987	1,870,902
Transfers between Sub-Accounts (including the Fixed Account), net	(258,744)	7,026,954	643,694	9,266,222
Withdrawals, surrenders and contract charges	(340,495)	(212,081)	(663,917)	(315,040)
Mortality and expense risk charges	(21,292)	(19,877)	(80,416)	(67,405)
Cost of insurance charges	(163,171)	(152,159)	(397,347)	(356,741)

Net increase (decrease) from contract owner transactions	(570,969)	6,838,706	1,101,001	10,397,938

Total increase (decrease) in net assets	(835,774)	7,155,560	965,646	11,531,357

Net assets at beginning of year	12,313,460	5,157,900	25,477,341	13,945,984

Net assets at end of year	$11,477,686	$12,313,460	$26,442,987	$25,477,341

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	SCP Sub-Account		R02 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$8,580	$11,246	$43	$10
Net realized gains (losses)	41,595	(793,883)	1,592	840
Net change in unrealized appreciation/ (depreciation)	(129,746)	792,547	(3,980)	4,629

Increase (decrease) in net assets from operations	(79,571)	9,910	(2,345)	5,479

Contract Owner Transactions:

Purchase payments received	90,648	131,834	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(191,124)	(1,704,722)	—	—
Withdrawals, surrenders and contract charges	(39,956)	(55,951)	—	—
Mortality and expense risk charges	(4,929)	(5,701)	—	—
Cost of insurance charges	(27,652)	(31,033)	1	(1)

Net increase (decrease) from contract owner transactions	(173,013)	(1,665,573)	1	(1)

Total increase (decrease) in net assets	(252,584)	(1,655,663)	(2,344)	5,478

Net assets at beginning of year	1,240,030	2,895,693	22,717	17,239

Net assets at end of year	$987,446	$1,240,030	$20,373	$22,717

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	R03 Sub-Account		TBC Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	389	—	2,139,373	1,843,481
Net change in unrealized appreciation/ (depreciation)	(1,446)	—	(1,711,039)	2,956,418

Increase (decrease) in net assets from operations	(1,057)	—	428,334	4,799,899

Contract Owner Transactions:

Purchase payments received	—	—	237,289	257,154
Transfers between Sub-Accounts (including the Fixed Account), net	9,978	—	(199,774)	(5,099,954)
Withdrawals, surrenders and contract charges	—	—	(236,254)	(330,900)
Mortality and expense risk charges	(20)	—	(38,934)	(35,215)
Cost of insurance charges	(76)	—	(182,484)	(155,460)

Net increase (decrease) from contract owner transactions	9,882	—	(420,157)	(5,364,375)

Total increase (decrease) in net assets	8,825	—	8,177	(564,476)

Net assets at beginning of year	—	—	15,114,670	15,679,146

Net assets at end of year	$8,825	$—	$15,122,847	$15,114,670

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	REI Sub-Account		RNA Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$56,796	$51,744	$40	$22
Net realized gains (losses)	273,772	444,728	2,778	2,347
Net change in unrealized appreciation/ (depreciation)	(564,332)	51,620	(2,525)	3,536

Increase (decrease) in net assets from operations	(233,764)	548,092	293	5,905

Contract Owner Transactions:

Purchase payments received	131,193	206,778	953	729
Transfers between Sub-Accounts (including the Fixed Account), net	(355,697)	(3,144,493)	—	(204)
Withdrawals, surrenders and contract charges	(209,715)	(116,601)	—	—
Mortality and expense risk charges	(5,830)	(9,116)	(51)	(39)
Cost of insurance charges	(74,726)	(97,434)	(1,287)	(1,021)

Net increase (decrease) from contract owner transactions	(514,775)	(3,160,866)	(385)	(535)

Total increase (decrease) in net assets	(748,539)	(2,612,774)	(92)	5,370

Net assets at beginning of year	3,132,571	5,745,345	22,822	17,452

Net assets at end of year	$2,384,032	$3,132,571	$22,730	$22,822

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	W42 Sub-Account
	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$45	$—
Net realized gains (losses)	12,141	5,728
Net change in unrealized appreciation/ (depreciation)	(13,069)	944

Increase (decrease) in net assets from operations	(883)	6,672

Contract Owner Transactions:

Purchase payments received	10,831	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,300)	—
Withdrawals, surrenders and contract charges	(4,644)	—
Mortality and expense risk charges	(120)	(91)
Cost of insurance charges	(2,125)	(1,192)

Net increase (decrease) from contract owner transactions	1,642	(1,283)

Total increase (decrease) in net assets	759	5,389

Net assets at beginning of year	40,053	34,664

Net assets at end of year	$40,812	$40,053

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2018

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL, FuturitySM Corporate VUL, and Large Case VUL. The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-
Account	Previous Name	Effective Date
C89	Columbia Variable Portfolio – Loomis Sayles Growth Fund Class 1	May 1, 2018
C58	Columbia Variable Portfolio - Select International Equity Fund Class 2	May 1, 2018
001	Deutsche CROCI U.S. VIP - Class A	July 2, 2018
SSI	Deutsche Small Cap Index VIP - Class A	July 2, 2018
D55	Deutsche Small Cap Index VIP - Class B	July 2, 2018
S61	Deutsche Small Mid Cap Value VIP - Class A	July 2, 2018

There were no Sub-Accounts that merged with new or existing Sub-Accounts during the current year.

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C58, C89	April 29, 2016
M44, M40, M08, M42	August 11, 2014

There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2018. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfers between Sub-Accounts (including the Fixed Account) line on the Statements of Changes in Net Assets.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2018 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2018, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2018. There were no transfers between levels during the year ended December 31, 2018.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. These charges are reflected in the Statements of Changes in Net Assets. As of December 31, 2018, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10		Years 11 - 20		Years 21+

FuturitySM Corporate VUL		0.40%		0.25%		0.20%
Corporate VUL		0.60%		0.20%		0.10%
Large Case VUL	≤	0.50%	≤	0.10%	≤	0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for each month in the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders and contract charges”.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statements of Changes in Net Assets under the “Cost of insurance charges” line item.

Other Contract Charges

The Large Case VUL products also charge a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
A71	$269,215	$115,709
AM2	235,583	409,634
IVP	351,755	609,762
A19	14,951	79,726
ASM	83,861	18,595
A54	138,452	86,571
A51	19,981	40,285
308	571,791	249,626
301	569,022	135,699
304	203,518	339,578
307	42,080	21,851
306	34,758	18,454
303	310,879	371,392
302	573,523	520,677
305	9,999	160,665
300	6,877,609	2,780,916
BLG	730,198	44,760
MSV	55,292	4,123
C89	441	174
C58	7,223	58,453
DRS	484,578	224,922
DSV	991,849	1,021,621
D37	560,176	134,510
001	18,488	103,186
SSI	70,854	27,359
D55	284,243	654,961
S61	492,151	115,678
D18	310,877	37,850
DTG	93,299	10,977
DSI	52,455,147	59,844,861
DCA	455,432	47,785
DSC	27,659	19,896
DGI	6,249	9,444
DQB	2,568	1,273
FVI	89,754	199,016
FCN	1,014,187	631,367
F24	450,506	614,441

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FEI	$650,396	$372,996
FF1	133,501	296,988
FF2	91,525	442,299
FF3	457,539	260,333
FVG	92,780	83,072
FGP	33,459	34,868
F99	1,138,620	882,221
FHI	97,849	41,049
FIP	625,460	1,796,276
FIG	10,812,910	9,311,303
FMC	1,301,547	1,240,245
FM8	52,877,379	53,196,917
FOF	28,814	6,246
F91	107,685	219,224
FE3	238,727	74,653
TFS	185,366	476,936
T20	128,223	13,986
TSF	712,560	361,422
F56	2,509	40,056
FSS	1,744	1,103
FSC	1,077	329
FRE	6,620	19,224
G31	15,514	14,584
V15	275,512	267,592
VCP	99,210	137,252
A39	13,963	3,771
IB1	587,740	420,622
A21	177,239	1,018,012
A22	76,691	32,021
I84	11,361	2,230
I76	21,774	536
MVP	31,580	13,847
JM7	1,275,845	1,466,893
J43	61,896	25,868
J32	44,208	5,566
LRI	3,253,179	3,149,827
L27	6,258	27,509
MD8	11,835,038	16,254,697

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M07	$1,385,043	$993,805
M35	409,185	700,910
M31	62,160	27,300
M80	128,383	41,100
MF1	365,364	382,701
M41	83,264	25,603
M42	200,857	35,966
M06	4,111,700	1,081,973
M33	10,432	5,471
M44	33,531	28,625
M40	1,253	294
M83	2,455,487	2,223,273
M08	102,689	61,819
MB6	1,626	1,481
MB7	59,859	82,082
MC0	479,687	96,245
MA0	8,225	17,277
MC1	709,798	29,584
MC3	147,194	506,455
MC6	77,901	8,376
MC9	72,576	54,194
M96	499,947	937,481
MD2	10,674	18,775
MA6	3,462,721	720,322
MA3	8,615	5,885
M97	230,083	223,592
MD5	205,784	100,654
M98	782,747	789,408
MIS	2,554	15,830
MB3	36,327	29,774
ME2	111,145	83,767
MA7	1,567	2,166
MB8	995,560	265,183
MF6	2,389,566	1,099,975
MF2	1,303,663	523,192
MG3	672,381	646,573
VMG	72,071	2,490
NPP	2,585	719
NMC	2,973	709
NLM	182	4,329

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
O01	$238,265	$227,175
OGS	348,445	215,402
OSC	209,820	30,316
P10	84,438	19,281
PK8	165,416	161,727
P06	632,035	911,765
P07	4,296,764	2,213,424
SCP	256,850	407,194
R02	1,636	—
R03	10,372	95
TBC	4,226,553	4,152,978
REI	414,828	633,319
RNA	3,499	1,336
W42	22,152	9,010

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)

A71	4,984	(3,910)	1,074
AM2	411	(4,158)	(3,747)
IVP	577	(26,982)	(26,405)
A19	30	(1,355)	(1,325)
ASM	2,307	(315)	1,992
A54	157	(3)	154
A51	391	(1,455)	(1,064)
308	11,931	(5,335)	6,596
301	37,826	(9,243)	28,583
304	609	(6,247)	(5,638)
307	495	(124)	371
306	498	(444)	54
303	287	(3,318)	(3,031)
302	6,953	(7,104)	(151)
305	17	(7,079)	(7,062)
300	147,105	(29,585)	117,520
BLG	34,827	(2,584)	32,243
MSV	53	(133)	(80)
C89	30	(12)	18
C58	490	(4,932)	(4,442)
DRS	6,491	(1,909)	4,582
DSV	1,721	(16,931)	(15,210)
D37	5,801	(1,995)	3,806
001	544	(6,133)	(5,589)
SSI	59	(385)	(326)
D55	29	(12,662)	(12,633)
S61	5,903	(594)	5,309

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
D18	6,730	(809)	5,921
DTG	1,382	(250)	1,132
DSI	15,876	(394,142)	(378,266)
DCA	150	(1,495)	(1,345)
DSC	59	(653)	(594)
DGI	94	(318)	(224)
DQB	97	(57)	40
FVI	420	(4,828)	(4,408)
FCN	422	(5,473)	(5,051)
F24	572	(6,493)	(5,921)
FEI	322	(9,611)	(9,289)
FF1	0	(9,477)	(9,477)
FF2	595	(21,036)	(20,441)
FF3	11,497	(5,882)	5,615
FVG	254	(224)	30
FGP	62	(304)	(242)
F99	4,214	(13,155)	(8,941)
FHI	2,164	(787)	1,377
FIP	0	(27,880)	(27,880)
FIG	36,517	(24,833)	11,684
FMC	603	(23,291)	(22,688)
FM8	197,116	(249,204)	(52,088)
FOF	1,061	(262)	799
F91	3,051	(6,828)	(3,777)
FE3	4,148	(781)	3,367
TFS	507	(15,942)	(15,435)
T20	3,951	(481)	3,470
TSF	69	(8,106)	(8,037)
F56	203	(1,569)	(1,366)
FSS	68	(45)	23
FSC	25	(11)	14
FRE	373.00	(1,515)	(1,142)
G31	13	(413)	(400)
V15	—	(11,635)	(11,635)
VCP	—	(4,481)	(4,481)
A39	154	(113)	41
IB1	2,283	(3,809)	(1,526)
A21	38	(27,423)	(27,385)
A22	1,535	(1,394)	141
I84	79	(72)	7
I76	1,054	(27)	1,027
MVP	394	(308)	86

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
JM7	34,710	(70,993)	(36,283)
J43	17	(650)	(633)
J32	129	(68)	61
LRI	98,560	(114,227)	(15,667)
L27	194	(1,147)	(953)
MD8	238,424	(636,760)	(398,336)
M07	13,394	(21,189)	(7,795)
M35	148	(48,246)	(48,098)
M31	—	(1,117)	(1,117)
M80	3,507	(3,688)	(181)
MF1	717	(16,640)	(15,923)
M41	—	(1,100)	(1,100)
M42	28	(2,430)	(2,402)
M06	348,440	(95,175)	253,265
M33	29	(267)	(238)
M44	2,222	(2,420)	(198)
M40	100	(28)	72
M83	191	(37,350)	(37,159)
M08	175	(4,427)	(4,252)
MB6	—	(48)	(48)
MB7	48	(2,356)	(2,308)
MC0	12,055	(6,896)	5,159
MA0	39	(862)	(823)
MC1	28,069	(1,277)	26,792
MC3	1,205	(24,206)	(23,001)
MC6	974	(170)	804
MC9	61	(2,028)	(1,967)
M96	1,300	(32,659)	(31,359)
MD2	—	(575)	(575)
MA6	204,963	(7,343)	197,620
MA3	51	(199)	(148)
M97	2,789	(11,718)	(8,929)
MD5	39	(3,223)	(3,184)
M98	11,173	(24,651)	(13,478)
MIS	36	(604)	(568)
MB3	—	(895)	(895)
ME2	1,096	(1,951)	(855)
MA7	—	(110)	(110)
MB8	9,189	(1,700)	7,489

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF6	22,482	(9,564)	12,918
MF2	55,230	(17,361)	37,869
MG3	6,576	(16,655)	(10,079)
VMG	1,439	(36)	1,403
NPP	39	(22)	17
NMC	35	(16)	19
NLM	11	(253)	(242)
O01	2,635	(5,072)	(2,437)
OGS	5,288	(6,174)	(886)
OSC	1,250	(464)	786
P10	9,779	(1,976)	7,803
PK8	2,534	(3,736)	(1,202)
P06	10,967	(40,401)	(29,434)
P07	106,237	(54,082)	52,155
SCP	3,892	(11,320)	(7,428)
R03	312	(3)	309
TBC	7,397	(20,494)	(13,097)
REI	3,507	(17,268)	(13,761)
RNA	27	(38)	(11)
W42	356	(302)	54

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	9,105	(6,920)	2,185
AM2	1,536	(2,427)	(891)
IVP	38,236	(14,514)	23,722
A19	43	(118)	(75)
ASM	2,450	(1,415)	1,035
A54	313	(1)	312
A51	545	(18,080)	(17,535)
308	1,206	(488)	718
301	43	(192)	(149)
304	1,784	(665)	1,119
307	591	(120)	471
306	849	(321)	528
303	215	(3,308)	(3,093)
302	1,864	(1,980)	(116)
305	—	(193)	(193)
300	43,491	(37,676)	5,815
BLG	2,841	(1,023)	1,818
MSV	33	(144)	(111)
C89	8	(7)	1
C58	565	(104)	461
DRS	3,245	(4,487)	(1,242)
DSV	39,034	(15,052)	23,982
D37	771	(1,776)	(1,005)
001	657	(158)	499
SSI	351	(3,037)	(2,686)
D55	90	(7,048)	(6,958)
S61	5,621	(1,261)	4,360

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
D18	213	(9,698)	(9,485)
DTG	1,299	(256)	1,043
DSI	174,288	(128,414)	45,874
DCA	180	(934)	(754)
DSC	83	(572)	(489)
DGI	97	(154)	(57)
DQB	75	(86)	(11)
FVI	1,536	(312)	1,224
FCN	783	(3,122)	(2,339)
F24	515	(1,905)	(1,390)
FEI	369	(3,462)	(3,093)
FF1	32	(12,081)	(12,049)
FF2	970	(48,819)	(47,849)
FF3	856	(46,196)	(45,340)
FVG	153	(1,347)	(1,194)
FGP	1,034	(39)	995
F99	11,019	(2,452)	8,567
FHI	3,231	(716)	2,515
FIP	10	(43,494)	(43,484)
FIG	11,164	(287,678)	(276,514)
FMC	9,603	(135,477)	(125,874)
FM8	264,670	(122,624)	142,046
FOF	2,064	(1,953)	111
F91	1,098	(6,229)	(5,131)
FE3	17,085	(689)	16,396
TFS	4,255	(98,320)	(94,065)
T20	458	(411)	47
TSF	3,840	(4,069)	(229)
F56	10	(392)	(382)
FSS	56	(49)	7
FSC	18	(9)	9
FRE	—	(732)	(732)
G31	180	(426)	(246)
V15	—	(2,094)	(2,094)
VCP	—	(4,191)	(4,191)
A39	187	(135)	52
IB1	5,100	(3,439)	1,661
A21	49	(4,526)	(4,477)
A22	1,915	(816)	1,099
I84	184	(105)	79
I76	45	(1,690)	(1,645)
MVP	822	(177)	645

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
JM7	121,955	(12,900)	109,055
J43	16	(666)	(650)
J32	—	(178)	(178)
LRI	77,218	(18,334)	58,884
L27	55	(312)	(257)
MD8	109,642	(488,106)	(378,464)
M07	3,442	(28,675)	(25,233)
M35	93,950	(19,652)	74,298
M31	—	(1,141)	(1,141)
M80	63	(14,083)	(14,020)
MF1	163	(6,710)	(6,547)
M41	—	(2,786)	(2,786)
M42	43	(12,911)	(12,868)
M06	14,092	(13,656)	436
M33	40	(2,596)	(2,556)
M44	2,462	(4,458)	(1,996)
M40	107	(2,397)	(2,290)
M83	129	(71,967)	(71,838)
M08	259	(17,739)	(17,480)
MB6	—	(45)	(45)
MB7	995	(745)	250
MC0	8,073	(5,897)	2,176
MA0	2,595	(826)	1,769
MC1	1,413	(1,158)	255
MC3	52,576	(12,845)	39,731
MC6	788	(164)	624
MC9	2,273	(2,111)	162
M96	6,168	(239,773)	(233,605)
MD2	—	(242)	(242)
MA6	2,916	(1,179)	1,737
MA3	149	(182)	(33)
M97	4,478	(85,002)	(80,524)
MD5	64	(15,378)	(15,314)
M98	358,532	(22,759)	335,773
MIS	126	(128)	(2)
MB3	—	(1,788)	(1,788)
ME2	677	(6,642)	(5,965)
MA7	—	(12,389)	(12,389)
MB8	9,627	(1,567)	8,060

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MF6	2,384	(6,313)	(3,929)
MF2	59,676	(38,326)	21,350
MG3	12,753	(9,929)	2,824
VMG	142	(446)	(304)
NPP	27	(16)	11
NMC	32	(16)	16
NAR	—	(1,591)	(1,591)
NLM	32	(16)	16
O01	653	(5,099)	(4,446)
OGS	3,183	(3,002)	181
OSC	1,225	(436)	789
P10	10,680	(1,774)	8,906
PK8	5,795	(5,430)	365
P06	374,737	(19,929)	354,808
P07	543,990	(36,106)	507,884
SCP	6,544	(89,222)	(82,678)
TBC	8,815	(192,692)	(183,877)
REI	6,383	(103,959)	(97,576)
RNA	15	(26)	(11)
W42	—	(55)	(55)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A70
2018	—	$21.6404	$19	—%	(9.98%)
2017	—	24.0404	21	—	36.30
2016	—	17.6383	16	—	(0.88)
2015	—	17.7940	16	—	2.65
2014	360	17.3350	6,253	—	4.81

A71					(5.84)
2018	27,925	30.1650	844,142	0.79
2017	26,851	32.0374	862,116	1.24	18.60
2016	24,666	27.0139	667,923	0.96	11.07
2015	23,549	24.3215	574,180	1.30	1.43
2014	17,489	23.9794	419,468	1.15	9.29

AM2					(17.60)
2018	49,085	29.7499	1,460,293	0.40
2017	52,832	36.1043	1,907,472	0.94	34.63
2016	53,723	26.8168	1,440,685	—	(7.07)
2015	53,868	28.8567	1,554,468	0.06	(2.17)
2014	59,906	29.4980	1,767,632	—	(1.42)

IVP		9.5108
2018	90,966		865,151	1.32	(22.79)
2017	117,371	12.3178	1,445,746	2.41	25.42
2016	93,649	9.8213	919,740	1.30	(0.50)
2015	96,775	9.8707	955,227	2.80	2.59
2014	74,191	9.6215	713,819	2.78	(6.21)

A19		48.0487			(1.11)
2018	3,247		156,006	—
2017	4,572	48.5860	222,147	—	33.78
2016	4,647	36.3181	168,777	—	6.21
2015	27,156	34.1930	928,531	—	(1.53)
2014	23,039	34.7257	800,046	—	(2.08)

ASM
2018	10,407	20.0180	208,343	0.48	(15.03)
2017	8,415	23.5585	198,259	0.49	13.15
2016	7,380	20.8212	153,667	0.68	25.09
2015	5,240	16.6452	87,222	0.80	(5.49)
2014	5,679	17.6112	100,010	1.10	9.20

A54
2018	14,509	24.1796	350,813	—	(7.44)
2017	14,355	26.1245	375,004	—	29.79
2016	14,043	20.1282	282,651	—	0.97
2015	17,923	19.9341	357,264	—	(1.56)
2014	20,581	20.2508	416,764	—	8.01

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A51
2018	6,963	$20.8482	$145,174	—%	1.44%
2017	8,027	20.5531	164,988	—	28.73
2016	25,562	15.9659	408,129	—	6.24
2015	35,730	15.0283	536,968	—	(3.32)
2014	89,529	15.5440	1,391,642	—	0.44

308
2018	40,241	28.7508	1,156,969	2.12	(8.66)
2017	33,645	31.4754	1,058,987	2.06	17.04
2016	32,927	26.8929	885,497	9.88	18.70
2015	34,412	22.6563	779,653	1.29	(2.93)
2014	69,615	23.3401	1,624,834	2.45	15.36

301
2018	41,212	15.0601	620,656	6.29	(0.71)
2017	12,629	15.1682	191,553	1.94	3.66
2016	12,778	14.6320	186,967	2.03	2.94
2015	12,916	14.2136	183,586	1.22	0.27
2014	21,781	14.1747	308,732	1.96	5.28

304
2018	16,230	29.5278	479,231	0.58	(9.04)
2017	21,868	32.4633	709,895	0.93	31.47
2016	20,749	24.6928	512,347	8.58	0.62
2015	24,563	24.5404	602,781	1.05	6.94
2014	10,139	22.9485	232,685	0.83	2.31

307
2018	3,257	26.8022	87,290	1.72	(9.63)
2017	2,886	29.6578	85,580	2.13	26.06
2016	2,415	23.5259	56,813	1.28	7.35
2015	4,097	21.9162	89,801	0.92	(1.34)
2014	3,096	22.2140	68,770	3.82	5.64

306
2018	9,968	26.5219	264,361	0.08	(10.55)
2017	9,914	29.6490	293,929	0.43	25.89
2016	9,386	23.5509	221,045	18.99	2.10
2015	8,556	23.0669	197,351	—	0.27
2014	7,999	23.0056	184,020	0.12	2.12

303
2018	12,432	36.9289	459,191	0.39	(0.25)
2017	15,463	37.0203	572,528	0.47	28.29
2016	18,556	28.8566	535,540	9.60	9.49
2015	25,821	26.3561	680,621	0.61	6.86
2014	18,572	24.6646	458,144	0.22	8.51

302
2018	27,905	31.9436	891,376	1.83	(1.79)
2017	28,056	32.5246	912,510	1.39	22.38
2016	28,172	26.5764	748,709	13.85	11.52
2015	15,383	23.8309	366,605	2.76	1.45
2014	4,007	23.4892	94,125	1.35	10.63

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
305
2018	5,713	$21.8304	$124,702	4.51%	(2.34%)
2017	12,775	22.3536	285,552	6.69	6.89
2016	12,968	20.9131	271,191	6.24	17.69
2015	13,138	17.7691	233,446	3.90	(7.30)
2014	25,927	19.1679	496,964	5.67	0.63

300
2018	841,291	20.7838	17,485,166	1.80	(13.13)
2017	723,771	23.9258	17,316,751	1.28	32.14
2016	717,956	18.1058	12,999,150	9.95	3.53
2015	895,323	17.4881	15,657,509	1.62	(4.53)
2014	860,495	18.3171	15,761,751	1.37	(2.65)

BLG
2018	54,444	18.2604	994,177	1.18	(7.34)
2017	22,201	19.7062	437,507	1.37	13.86
2016	20,383	17.3077	352,786	1.40	4.11
2015	16,536	16.6237	274,893	1.23	(0.71)
2014	11,254	16.7426	188,427	1.78	2.11

MSV
2018	15,599	28.5366	445,114	1.32	(6.39)
2017	15,679	30.4848	477,955	0.95	14.05
2016	15,790	26.7286	422,016	0.29	23.65
2015	16,914	21.6162	365,608	0.77	(6.61)
2014	980	23.1454	22,670	0.26	5.22

C63[5]
2016	—	—	—	0.57	0.11
2015	—	17.5114	3	—	2.17
2014	11,753	17.1391	201,432	0.21	9.42

C65[6]
2016	—	—	—	1.15	(4.64)
2015	3,490	10.4444	36,455	0.32	(0.03)
2014	3,028	10.4477	31,637	0.03	(5.09)

C89
2018	19	13.7019	263	—	(2.40)
2017	1	14.0385	14	—	33.03

C58
2018	8	10.3747	81	3.18	(16.81)
2017	4,450	12.4714	55,500	1.80	27.18
2016	3,989	9.8061	39,115	1.08	(1.94)

DRS
2018	86,539	29.6520	2,566,044	2.03	(7.22)
2017	81,957	31.9596	2,619,310	1.58	1.54
2016	83,199	31.4764	2,618,811	1.40	5.87
2015	124,774	29.7317	3,709,744	1.15	3.75
2014	196,967	28.6579	5,644,657	1.34	29.46

DSV
2018	167,172	31.9377	5,339,076	0.86	(16.72)
2017	182,382	38.3483	6,994,002	0.88	12.05
2016	158,400	34.2243	5,421,114	1.11	31.41
2015	241,557	26.0449	6,291,313	0.81	(6.22)
2014	304,016	27.7724	8,443,186	0.55	5.86

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
D37
2018	23,222	$38.2069	$887,240	0.17%	(12.12%)
2017	19,416	43.4749	844,103	0.31	18.65
2016	20,421	36.6426	748,274	0.23	8.29
2015	21,448	33.8363	725,714	0.45	7.54
2014	30,532	31.4642	960,662	0.06	3.15

001
2018	38	14.4210	550	3.25	(10.50)
2017	5,627	16.1124	90,662	1.53	22.88
2016	5,128	13.1121	67,245	1.05	(4.39)
2015	4,619	13.7138	63,345	1.52	(6.87)
2014	4,114	14.7256	60,587	1.75	10.72

SSI
2018	22,649	27.7359	628,181	0.95	(11.23)
2017	22,975	31.2445	717,841	0.99	14.33
2016	25,661	27.3287	701,270	1.14	21.03
2015	34,688	22.5807	783,270	1.06	(4.60)
2014	37,562	23.6684	888,959	1.01	4.74

D55
2018	41,387	37.4010	1,547,889	0.72	(11.42)
2017	54,020	42.2232	2,280,847	0.69	14.03
2016	60,978	37.0275	2,257,820	0.84	20.71
2015	65,643	30.6757	2,013,632	0.76	(4.85)
2014	64,147	32.2408	2,068,264	0.72	4.47

S61
2018	41,481	25.7036	1,066,843	1.24	(16.01)
2017	36,172	30.6047	1,107,790	0.74	10.52
2016	31,812	27.6908	881,596	0.62	16.89
2015	37,127	23.6900	880,128	0.21	(1.91)
2014	13,578	24.1515	328,656	1.11	5.53

D18
2018	27,053	25.8306	698,794	0.57	(15.49)
2017	21,132	30.5644	645,886	1.26	15.38
2016	30,617	26.4911	811,077	0.55	15.47
2015	61,862	22.9422	1,419,245	0.12	(2.29)
2014	29,798	23.4792	699,637	1.01	12.09

DTG
2018	14,424	39.5830	570,942	—	(0.98)
2017	13,292	39.9762	531,350	—	42.64
2016	12,249	28.0261	343,295	—	4.72
2015	10,065	26.7623	269,365	—	6.16
2014	6,604	25.2097	166,474	—	6.82

DSI
2018	3,218,397	25.7294	82,809,628	1.67	(4.63)
2017	3,596,663	26.9799	97,039,793	1.75	21.54
2016	3,550,789	22.1987	78,824,539	2.03	11.71
2015	3,596,137	19.8723	71,465,200	1.80	1.11
2014	1,932,111	19.6547	37,983,425	1.71	13.42

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
DCA
2018	100,248	$30.0199	$3,009,564	1.26%	(6.85%)
2017	101,593	32.2280	3,274,276	1.35	27.33
2016	102,347	25.3104	2,590,540	1.64	7.90
2015	108,494	23.4565	2,544,968	1.77	(2.47)
2014	129,640	24.0501	3,117,875	1.87	8.09

DSC
2018	4,591	24.2589	111,368	—	(19.08)
2017	5,185	29.9775	155,418	—	24.68
2016	5,674	24.0436	136,412	—	17.07
2015	6,405	20.5377	131,524	—	(2.28)
2014	6,358	21.0162	132,948	—	1.59

DGI
2018	1,197	27.2919	32,660	0.79	(4.68)
2017	1,421	28.6333	40,680	0.74	19.71
2016	1,478	23.9193	35,352	1.21	10.03
2015	1,681	21.7385	36,537	0.88	1.58
2014	1,620	21.3994	34,664	0.80	10.07

DQB
2018	659	22.5406	14,853	2.74	(2.54)
2017	619	23.1291	14,314	2.11	4.50
2016	630	22.1342	13,939	1.75	1.52
2015	606	21.8029	13,212	2.02	(1.65)
2014	606	22.1685	13,421	2.48	4.79

FVI
2018	7,770	26.8973	209,011	1.26	(4.22)
2017	12,178	28.0828	342,002	1.53	16.43
2016	10,954	24.1209	264,226	1.17	7.26
2015	13,244	22.4877	297,836	0.65	0.59
2014	38,573	22.3556	862,307	1.37	10.26

FCN
2018	118,995	57.0507	6,788,482	0.71	(6.38)
2017	124,046	60.9359	7,558,586	1.01	21.88
2016	126,385	49.9986	6,318,809	0.68	8.01
2015	172,991	46.2927	8,007,978	0.92	0.67
2014	214,859	45.9841	9,879,833	0.97	11.94

F24
2018	11,210	40.2407	451,569	0.31	(6.64)
2017	17,131	43.1025	738,901	0.78	21.59
2016	18,521	35.4501	657,020	0.54	7.73
2015	28,082	32.9065	924,471	0.57	0.42
2014	48,654	32.7703	1,595,396	0.67	11.65

FEI
2018	322,425	17.9939 to 34.6575	7,891,129	2.27	(8.29)
2017	331,714	19.6208 to 37.7911	8,919,294	1.74	12.89
2016	334,807	17.3799 to 33.4749	7,974,653	2.36	18.02
2015	344,552	14.7266 to 28.3644	6,919,692	3.06	(3.96)
2014	394,757	15.3345 to 29.5352	7,974,911	2.86	8.72

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
FF1
2018	12,947	$18.2115	$235,790	1.31%	(5.07%)
2017	22,424	19.1841	430,186	1.12	15.10
2016	34,473	16.6674	574,574	1.67	5.91
2015	34,185	15.7367	537,961	1.36	(0.33)
2014	62,867	15.7892	992,615	1.73	4.70

FF2
2018	35,965	18.2211	655,313	1.23	(5.86)
2017	56,406	19.3557	1,091,779	1.20	16.62
2016	104,255	16.5979	1,730,408	1.43	6.12
2015	104,603	15.6406	1,636,049	1.44	(0.27)
2014	164,785	15.6832	2,584,360	1.55	4.82

FF3
2018	103,648	18.9471	1,963,827	1.38	(7.78)
2017	98,033	20.5456	2,014,140	1.39	20.96
2016	143,373	16.9854	2,435,234	1.63	6.61
2015	78,674	15.9327	1,253,493	2.15	(0.24)
2014	62,555	15.9704	999,026	1.70	4.96

FVG
2018	6,780	26.2277	177,829	0.33	(8.98)
2017	6,750	28.8156	194,512	1.17	16.90
2016	7,944	24.6505	195,822	1.66	16.08
2015	8,887	21.2358	188,726	1.47	(2.27)
2014	14,701	21.7295	319,452	1.99	10.47

FGP
2018	1,093	42.3980	46,362	0.28	(0.17)
2017	1,335	42.4694	56,694	0.29	35.13
2016	340	31.4279	10,700	0.04	0.80
2015	322	31.1782	10,040	0.05	7.17
2014	2,188	29.0911	63,946	0.17	11.30

F99
2018	105,090	33.0713	3,476,720	0.04	(0.43)
2017	114,031	33.2147	3,788,778	0.08	34.81
2016	105,464	24.6373	2,599,295	—	0.55
2015	119,712	24.5025	2,934,174	0.04	6.90
2014	74,750	22.9201	1,713,251	—	11.01

FHI
2018	18,714	22.8110	426,876	5.64	(3.29)
2017	17,337	23.5858	408,906	5.64	6.93
2016	14,822	22.0564	327,085	3.87	14.61
2015	31,331	19.2451	603,101	7.42	(3.63)
2014	30,769	19.9694	614,617	3.25	1.16

FIP
2018	164,678	43.2054	7,114,877	1.76	(4.49)
2017	192,558	45.2370	8,710,609	1.82	21.71
2016	236,042	37.1672	8,772,889	1.49	11.86
2015	282,455	33.2267	9,384,946	2.81	1.33
2014	464	32.7892	15,112	1.71	13.57

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
FIG
2018	1,478,783	$26.3985	$39,037,700	2.56%	(0.53%)
2017	1,467,099	26.5394	38,935,843	2.39	4.22
2016	1,743,613	25.4656	44,402,143	2.27	4.74
2015	2,024,711	24.3129	49,226,504	2.96	(0.60)
2014	1,016,255	24.4584	24,855,987	2.75	5.83

FMC
2018	221,280	23.0242	5,094,795	0.66	(14.54)
2017	243,968	26.9410	6,572,771	0.68	20.81
2016	369,842	22.3006	8,247,697	0.47	12.23
2015	408,897	19.8697	8,124,692	0.51	(1.39)
2014	401,489	20.1496	8,089,853	0.22	6.29

FM8
2018	1,634,859	12.1288	19,822,839	1.55	1.55
2017	1,686,947	11.9436	20,142,377	0.58	0.57
2016	1,544,901	11.8753	18,340,425	0.10	0.10
2015	1,760,703	11.8629	20,881,240	0.01	0.01
2014	1,550,217	11.8618	18,365,019	0.01	0.01

FOF
2018	10,004	19.3809	193,885	1.60	(14.81)
2017	9,205	22.7494	209,410	1.43	30.28
2016	9,094	17.4614	158,787	1.26	(5.06)
2015	9,741	18.3925	179,153	1.05	3.62
2014	14,826	17.7491	263,142	1.47	(8.08)

F91
2018	26,866	23.8697	641,274	1.45	(15.06)
2017	30,643	28.1006	861,083	1.17	29.99
2016	35,774	21.6181	773,368	1.23	(5.27)
2015	36,015	22.8203	821,880	1.16	3.30
2014	36,749	22.0919	812,824	1.11	(8.30)

FE3
2018	54,921	19.3147	1,060,789	2.20	(10.55)
2017	51,554	21.5926	1,113,195	1.27	14.57
2016	35,158	18.8459	662,589	0.52	5.17
2015	45,667	17.9195	818,327	0.81	1.84
2014	25,590	17.5954	450,268	2.59	(1.23)

TFS
2018	62,634	18.8362	1,179,792	2.87	(15.27)
2017	78,069	22.2305	1,735,532	2.31	17.02
2016	172,134	18.9972	3,270,085	2.15	7.49
2015	176,535	17.6735	3,120,001	3.46	(6.31)
2014	181,512	18.8633	3,423,639	2.09	(10.89)

T20
2018	19,683	25.6830	506,334	2.41	(15.44)
2017	16,213	30.3730	493,418	2.54	16.69
2016	16,166	26.0283	421,609	1.97	7.18
2015	13,364	24.2858	325,337	3.48	(6.49)
2014	14,638	25.9718	380,080	1.90	(11.13)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
TSF
2018	174,816	$28.5022	$4,982,583	2.25%	(14.61%)
2017	182,853	33.3777	6,103,156	1.83	18.77
2016	183,082	28.1033	5,145,158	2.29	9.90
2015	206,564	25.5721	5,282,204	2.87	(6.24)
2014	207,464	27.2731	5,658,039	1.73	(2.53)

F56
2018	16	26.6025	412	1.69	(14.85)
2017	1,382	31.2415	43,176	1.68	18.50
2016	1,764	26.3642	46,497	2.02	9.62
2015	1,806	24.0506	43,432	2.60	(6.49)
2014	1,855	25.7188	47,661	1.41	(2.81)

FSS
2018	48	23.0723	1,096	2.64	(8.86)
2017	25	25.3141	635	2.32	8.64
2016	18	23.3020	412	3.01	16.35
2015	7,257	20.0268	145,341	3.53	(4.69)
2014	12,213	21.0130	256,625	2.26	7.38

FSC
2018	123	27.6652	3,397	—	(5.15)
2017	109	29.1684	3,182	—	21.75
2016	100	23.9585	2,380	—	4.40
2015	63,131	22.9483	1,448,744	—	(2.44)
2014	58,766	23.5230	1,382,128	—	7.78

FRE
2018	8,836	13.8142	122,061	2.80	(6.52)
2017	9,978	14.7773	147,448	3.56	10.76
2016	10,710	13.3418	142,886	1.45	0.81
2015	13,745	13.2352	181,912	3.48	0.83
2014	10,531	13.1268	138,236	0.58	15.27

520[7]
2014	—	23.2536	—	—	13.64

G31
2018	2,620	32.0242	83,908	1.18	(6.19)
2017	3,020	34.1386	103,092	1.39	24.07
2016	3,266	27.5163	89,852	1.33	10.73
2015	3,785	24.8494	94,050	1.39	(0.20)
2014	3,876	24.8982	96,491	1.41	16.37

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
V15
2018	197,486	$19.5272	$3,856,346	—%	(3.62%)
2017	209,121	20.2614	4,237,078	0.08	27.34
2016	211,215	15.9112	3,360,676	—	2.27
2015	214,167	15.5584	3,332,091	—	5.01
2014	215,934	14.8165	3,199,382	0.04	8.44

VCP
2018	28,567	25.8640	738,868	1.62	(12.16)
2017	33,048	29.4454	973,099	2.05	17.85
2016	37,239	24.9853	930,432	1.47	17.30
2015	42,202	21.3007	898,938	1.83	(5.98)
2014	47,871	22.6560	1,084,546	1.58	9.39

A39
2018	3,701	29.0140	107,384	0.91	(9.39)
2017	3,660	32.0225	117,214	1.06	13.17
2016	3,608	28.2948	102,085	0.72	10.26
2015	4,226	25.6611	108,452	1.17	(5.77)
2014	4,115	27.2323	112,068	0.87	8.15

IB1
2018	65,750	26.9955	1,774,963	2.02	(13.38)
2017	67,276	31.1660	2,096,707	1.49	14.32
2016	65,615	27.2625	1,788,837	0.98	19.69
2015	102,116	22.7766	2,325,867	2.99	(3.06)
2014	105,328	23.4962	2,474,797	1.80	10.28

A21
2018	20,387	29.2884	597,092	2.28	(14.98)
2017	47,772	34.4469	1,645,604	1.39	23.00
2016	52,249	28.0053	1,463,246	1.19	(0.45)
2015	72,382	28.1323	2,036,278	1.53	(2.34)
2014	67,199	28.8072	1,935,991	1.69	0.33

A22
2018	10,661	23.4066	249,548	0.52	(11.35)
2017	10,520	26.4034	277,774	0.53	14.92
2016	9,421	22.9759	216,455	0.06	13.43
2015	11,851	20.2549	240,043	0.19	(4.03)
2014	55,688	21.1050	1,175,301	0.04	4.43

I84
2018	4,244	17.1561	72,814	—	(5.58)
2017	4,237	18.1705	76,994	—	22.49
2016	4,158	14.8342	61,684	—	0.76
2015	3,983	14.7229	58,648	—	1.21
2014	3,930	14.5474	57,169	—	8.04

I76
2018	1,280	17.4374	22,315	—	(15.08)
2017	253	20.5338	5,205	—	14.06
2016	1,898	18.0033	34,165	—	12.06
2015	1,849	16.0652	29,701	—	(5.52)
2014	1,675	17.0035	28,486	—	2.36

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
AI6[8]
2015	—	$14.6579	$—	—%	(10.40%)
2014	3,135	16.3601	51,291	1.45	6.62

MVP
2018	5,720	22.5423	128,965	1.07	(13.63)
2017	5,634	26.1006	147,083	0.79	13.94
2016	4,989	22.9079	114,330	0.23	19.03
2015	55,982	19.2457	1,077,439	1.07	(3.47)
2014	92,043	19.9366	1,834,718	1.75	8.77

JM7
2018	907,050	14.5355	13,184,439	2.37	0.05
2017	943,333	14.5284	13,705,131	2.53	3.57
2016	834,278	14.0274	11,702,729	2.64	2.12
2015	754,255	13.7368	10,361,059	4.89	1.12
2014	110,094	13.5847	1,495,604	5.09	4.92

J43
2018	21,984	34.0905	749,438	0.38	(11.93)
2017	22,617	38.7079	875,450	0.32	15.23
2016	23,267	33.5930	781,592	0.47	20.21
2015	31,195	27.9443	871,715	0.14	(5.28)
2014	32,896	29.5023	970,496	0.15	9.59

J32
2018	7,668	34.9664	268,129	0.82	(6.16)
2017	7,607	37.2634	283,460	0.87	22.33
2016	7,785	30.4615	237,139	0.99	10.94
2015	7,589	27.4581	208,382	0.84	0.86
2014	4,555	27.2228	123,996	0.90	13.90

LRI
2018	388,870	17.5439	6,825,530	1.92	(18.32)
2017	404,537	21.4789	8,692,987	2.14	28.14
2016	345,653	16.7621	5,796,976	1.27	21.12
2015	413,046	13.8396	5,718,955	1.19	(19.90)
2014	201,487	17.2778	3,484,521	2.46	(4.38)

L27
2018	743	23.6066	17,544	0.85	(23.67)
2017	1,696	30.9258	52,461	1.12	39.21
2016	1,953	22.2148	43,375	0.69	(4.28)
2015	4,220	23.2070	97,943	0.84	11.10
2014	4,330	20.8892	90,458	1.61	(5.76)

MD8
2018	5,525,022	10.1569 to 13.6081	75,160,719	1.24	1.26
2017	5,923,358	10.0305 to 13.4388	79,580,378	0.29	0.30
2016	6,301,822	10.0009 to 13.3991	84,416,960	0.01	0.01
2015	5,760,748	10.0000 to 13.3979	77,160,544	—	—
2014	6,998,046	10.0000 to 13.3979	93,804,815	—	—

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
M07
2018	527,288	$13.4699	$7,102,506	2.10%	(5.61%)
2017	535,083	14.2707	7,635,988	2.31	12.30
2016	560,316	12.7078	7,120,370	2.74	9.09
2015	682,063	11.6484	7,944,966	2.61	(0.37)
2014	672,781	11.6918	7,866,010	1.97	8.50

M35
2018	400,774	13.2916	5,326,916	1.95	(5.87)
2017	448,872	14.1206	6,338,327	2.32	12.02
2016	374,574	12.6049	4,721,452	2.75	8.81
2015	391,134	11.5838	4,530,803	2.48	(0.58)
2014	437,785	11.6513	5,100,758	1.73	8.24

M31
2018	36,693	22.7229	833,775	0.09	2.67
2017	37,810	22.1321	836,822	0.10	31.40
2016	38,951	16.8428	656,049	0.04	2.44
2015	40,515	16.4412	666,107	0.16	7.56
2014	41,624	15.2857	636,251	0.11	8.94

M80
2018	52,240	22.3650	1,168,346	—	2.41
2017	52,421	21.8383	1,144,784	—	31.08
2016	66,441	16.6598	1,106,895	—	2.18
2015	51,115	16.3046	833,410	—	7.30
2014	51,176	15.1952	777,631	—	8.68

MF1
2018	94,156	21.5819	2,032,056	—	1.24
2017	110,079	21.3185	2,346,710	0.12	27.00
2016	116,626	16.7868	1,957,770	—	4.91
2015	123,321	16.0011	1,973,276	—	4.61
2014	192,545	15.2956	2,945,092	—	8.86

M41
2018	20,704	21.5908	447,011	—	0.95
2017	21,804	21.3867	466,312	—	26.68
2016	24,590	16.8830	415,157	—	4.62
2015	25,671	16.1381	414,277	—	4.43
2014	28,889	15.4531	446,417	—	8.56

M42
2018	93,144	13.4084	1,248,908	—	(1.72)
2017	95,546	13.6426	1,303,500	—	26.33
2016	108,414	10.7991	1,170,775	—	8.80
2015	111,021	9.9258	1,101,968	—	(2.15)
2014	115,038	10.1434	1,166,870	—	1.43

M06
2018	554,823	11.2473	6,240,264	3.78	(1.09)
2017	301,558	11.3708	3,428,959	3.37	4.46
2016	301,122	10.8857	3,277,922	3.33	4.23
2015	393,577	10.4435	4,110,338	3.13	(0.30)
2014	431,463	10.4752	4,519,681	2.87	5.85

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2018	3,777	$19.0788	$72,070	0.70%	(4.37%)
2017	4,015	19.9504	80,096	1.17	23.37
2016	6,571	16.1714	106,258	0.79	8.74
2015	6,828	14.8722	101,542	0.66	0.80
2014	8,773	14.7536	129,429	0.21	10.20

M44
2018	43,510	11.2550	489,711	1.11	1.06
2017	43,708	11.1370	486,774	4.26	14.83
2016	45,704	9.6986	443,261	4.30	11.47
2015	145,351	8.7005	1,264,632	4.10	(14.52)
2014	166,383	10.1782	1,693,484	2.02	1.78

M40
2018	1,137	11.1308	12,654	0.88	0.81
2017	1,065	11.0413	11,756	2.58	14.49
2016	3,355	9.6437	32,352	3.70	11.24
2015	3,319	8.6696	28,776	4.60	(14.76)
2014	2,607	10.1705	26,510	1.95	1.70

M83
2018	555,316	18.1031	10,052,932	1.55	(10.09)
2017	592,475	20.1338	11,928,793	1.99	17.65
2016	664,313	17.1132	11,368,550	2.00	14.09
2015	802,818	14.9999	12,042,194	2.42	(0.74)
2014	908,257	15.1112	13,724,886	3.09	10.51

M08
2018	85,553	12.7581	1,091,497	1.32	(10.36)
2017	89,805	14.2319	1,278,103	1.67	17.35
2016	107,285	12.1280	1,301,158	1.89	13.78
2015	111,555	10.6596	1,189,137	2.11	(0.93)
2014	116,082	10.7601	1,249,053	1.30	7.60

MB6
2018	497	28.3777	14,115	1.38	(7.74)
2017	545	30.7579	16,762	1.51	20.76
2016	590	25.4697	15,036	1.39	8.45
2015	885	23.4862	20,802	1.59	1.13
2014	926	23.2246	21,546	1.67	12.57

MB7
2018	15,529	30.4636	473,055	1.18	(7.99)
2017	17,837	33.1088	590,538	1.33	20.47
2016	17,587	27.4832	483,348	1.35	8.17
2015	23,782	25.4062	604,193	1.34	0.87
2014	24,609	25.1873	619,817	1.41	12.28

MC0
2018	370,914	18.1574	6,734,858	3.89	(3.00)
2017	365,755	18.7188	6,846,485	3.74	6.39
2016	363,579	17.5953	6,397,289	4.20	6.28
2015	358,431	16.5550	5,933,830	4.04	(0.31)
2014	352,974	16.6071	5,861,856	3.82	5.78

MA0
2018	8,806	19.9654	175,810	3.62	(3.31)
2017	9,629	20.6488	198,816	3.87	6.11
2016	7,860	19.4597	152,955	3.88	5.98
2015	8,658	18.3611	158,965	3.90	(0.58)
2014	8,809	18.4685	162,697	3.66	5.59

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MC1
2018	50,580	$21.3511	$1,079,946	0.37%	(4.07%)
2017	23,788	22.2563	529,428	0.73	24.50
2016	23,533	17.8759	420,675	0.49	11.07
2015	24,567	16.0946	395,402	0.31	(0.40)
2014	25,632	16.1600	414,199	0.57	11.07

MC3
2018	117,085	14.3717	1,682,706	0.33	(13.94)
2017	140,086	16.6994	2,339,351	1.23	37.95
2016	100,355	12.1053	1,214,829	0.66	9.37
2015	98,642	11.0687	1,091,835	1.14	(12.89)
2014	110,214	12.7068	1,400,463	0.53	(6.72)

MC6
2018	9,001	46.4032	417,592	0.52	(4.83)
2017	8,197	48.7586	399,573	1.11	32.14
2016	7,573	36.9000	279,364	0.88	6.07
2015	799	34.7884	27,723	0.96	(1.54)
2014	785	35.3324	27,885	0.50	4.32

MC9
2018	38,158	24.9216	950,962	0.73	(9.06)
2017	40,125	27.4047	1,099,602	1.36	25.17
2016	39,963	21.8937	874,941	0.84	5.21
2015	41,636	20.8094	866,426	1.00	(1.09)
2014	43,361	21.0385	912,243	0.78	2.15

M96
2018	405,857	25.0369	10,160,788	3.23	0.47
2017	437,216	24.9201	10,894,868	2.68	2.22
2016	670,821	24.3780	16,352,701	2.69	1.04
2015	630,355	24.1269	15,207,903	2.78	0.47
2014	632,587	24.0141	15,189,955	2.46	4.86

MD2
2018	3,614	17.5581	63,450	2.91	0.17
2017	4,189	17.5283	73,423	2.87	2.03
2016	4,431	17.1803	76,133	2.66	0.68
2015	3,804	17.0649	64,912	3.45	0.26
2014	15,813	17.0215	269,905	2.40	4.67

MA6
2018	254,585	12.4163	3,161,022	11.30	(3.08)
2017	56,965	12.8107	729,764	6.55	6.69
2016	55,228	12.0078	663,177	6.80	13.82
2015	59,915	10.5494	632,079	8.11	(4.22)
2014	448,905	11.0140	4,944,237	5.55	2.81

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MA3
2018	4,360	$28.8466	$125,760	5.42%	(3.24%)
2017	4,508	29.8125	134,383	6.35	6.31
2016	4,541	28.0431	127,355	6.52	13.64
2015	4,627	24.6762	114,171	6.91	(4.42)
2014	4,686	25.8177	120,979	5.23	2.53

M97
2018	88,671	19.0137	1,685,956	1.05	(9.02)
2017	97,600	20.8987	2,039,708	1.24	32.64
2016	178,124	15.7562	2,806,556	1.18	2.49
2015	181,322	15.3732	2,787,501	1.66	0.32
2014	670,366	15.3241	10,272,750	0.99	(4.98)

MD5
2018	66,254	28.5510	1,891,602	0.80	(9.30)
2017	69,438	31.4790	2,185,841	1.10	32.35
2016	84,752	23.7853	2,015,853	0.88	2.15
2015	88,154	23.2840	2,052,577	1.19	0.10
2014	109,808	23.2598	2,554,109	0.66	(5.19)

M98
2018	583,585	18.0040	10,506,871	1.12	(9.49)
2017	597,063	19.8915	11,876,483	1.68	27.14
2016	261,290	15.6449	4,087,861	1.33	4.05
2015	252,357	15.0359	3,794,414	2.00	6.65
2014	674,951	14.0981	9,515,494	2.14	1.34

MIS
2018	902	25.8031	23,282	0.49	0.81
2017	1,470	25.5959	37,633	0.66	28.42
2016	1,472	19.9307	29,343	0.60	6.08
2015	1,404	18.7892	26,383	0.50	(0.12)
2014	1,336	18.8110	25,208	0.11	11.51

MB3
2018	16,781	31.6471	531,064	0.34	0.58
2017	17,676	31.4657	556,180	0.42	28.10
2016	19,464	24.5634	478,094	0.38	5.84
2015	20,318	23.2077	471,524	0.46	(0.33)
2014	21,198	23.2857	493,561	0.28	11.23

M1A9
2014	—	—	—	—	(8.78)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
ME2
2018	51,792	$20.1902	$1,045,696	1.49%	(14.12%)
2017	52,647	23.5111	1,237,771	1.76	28.29
2016	58,612	18.3265	1,074,152	1.40	(0.70)
2015	95,558	18.4561	1,763,612	1.98	(1.96)
2014	116,568	18.8257	2,194,467	1.51	(6.88)

MA7
2018	2,081	19.6928	40,978	3.71	(2.11)
2017	2,191	20.1165	44,067	1.26	5.88
2016	14,580	18.9986	276,997	2.85	8.00
2015	15,224	17.5912	267,804	5.55	(2.06)
2014	15,886	17.9614	285,340	3.04	2.99

UTS[10]
2014	—	—	—	6.06	11.00

MFE[11]
2014	—	—	—	2.46	10.81

MVS[12]
2014	—	—	—	3.30	2.53

MV1[13]
2014	—	—	—	2.90	2.41

MB8
2018	94,317	23.5258 to 42.7387	2,735,699	0.86	(5.11)
2017	86,828	24.7920 to 45.0391	2,534,303	0.86	14.97
2016	78,768	21.5646 to 39.1759	2,038,747	1.16	20.90
2015	94,286	17.8362 to 32.4026	1,965,711	0.68	(4.15)
2014	65,297	18.6092 to 33.8068	1,530,358	1.02	7.29

MF6
2018	192,104	49.3827	9,487,609	4.50	(3.03)
2017	179,186	50.9266	9,126,348	4.23	13.33
2016	183,115	44.9363	8,229,417	2.72	7.94
2015	197,809	41.6315	8,235,900	4.01	0.74
2014	205,500	41.3237	8,491,109	2.12	15.62

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
MF2
2018	1,373,799	$12.1173	$16,646,631	2.01%	1.28%
2017	1,335,930	11.9647	15,983,838	1.63	1.73
2016	1,314,580	11.7613	15,461,013	1.30	1.68
2015	1,390,966	11.5664	16,088,359	1.13	0.48
2014	1,946,936	11.5115	22,412,034	1.28	0.80

MG3
2018	157,259	20.4982	3,223,734	0.88	(11.45)
2017	167,338	23.1483	3,873,838	1.26	13.67
2016	164,514	20.3637	3,350,327	0.87	15.98
2015	213,189	17.5584	3,743,432	0.97	(2.33)
2014	236,161	17.9766	4,245,271	1.08	10.36

VMG
2018	2,312	37.6182	86,949	—	10.65
2017	909	33.9975	30,902	—	38.76
2016	1,213	24.5007	29,720	—	(8.78)
2015	6,444	26.8592	173,069	—	(5.90)
2014	85,567	28.5423	2,442,244	—	1.97

NPP
2018	318	33.0602	10,508	1.25	(1.04)
2017	301	33.4074	10,051	0.62	13.36
2016	290	29.4701	8,463	0.73	27.37
2015	332	23.1381	7,621	0.19	(11.80)
2014	2,325	26.2349	60,938	0.77	9.85

NMC
2018	429	39.3062	16,868	—	(6.40)
2017	410	41.9958	17,210	—	25.29
2016	394	33.5193	13,219	—	4.40
2015	364	32.1081	11,696	—	1.28
2014	360	31.7038	11,396	—	7.58

NAR
2017	—	—	—	—	16.74
2016	1,591	27.2178	43,316	0.67	16.17
2015	1,630	23.4298	38,196	0.74	(8.34)
2014	1,819	25.5606	46,508	0.86	13.84

NLM
2018	—	17.3911	—	—	1.02
2017	242	17.2154	4,162	1.53	0.89
2016	226	17.0633	3,853	0.12	1.22
2015	25,399	16.8578	428,174	1.99	0.18
2014	25,789	16.8269	434,032	1.77	0.61

O01
2018	40,454	24.5201	991,985	0.32	(5.73)
2017	42,891	26.0101	1,115,645	0.23	26.83
2016	47,337	20.5075	970,803	0.41	(2.20)
2015	65,017	20.9694	1,363,393	0.09	3.54
2014	73,567	20.2518	1,489,958	0.35	15.41

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
OGS
2018	59,388	$28.9016	$1,716,453	0.99%	(13.18%)
2017	60,274	33.2888	2,006,508	0.91	36.66
2016	60,093	24.3582	1,463,792	0.98	0.08
2015	67,110	24.3382	1,633,344	1.48	3.94
2014	32,405	23.4147	758,757	1.02	2.29

OSC
2018	31,780	32.1988	1,023,260	0.31	(10.32)
2017	30,994	35.9053	1,112,821	0.87	14.16
2016	30,205	31.4528	950,003	0.43	18.05
2015	45,180	26.6431	1,203,714	0.89	(5.90)
2014	42,829	28.3133	1,212,628	0.83	11.93

P10
2018	58,486	6.2897	367,859	2.09	(14.13)
2017	50,683	7.3248	371,241	10.89	2.15
2016	41,777	7.1704	299,555	1.12	15.16
2015	39,940	6.2267	248,697	4.47	(25.70)
2014	28,138	8.3811	235,823	0.34	(18.42)

PK8
2018	48,215	18.9291 to 37.9296	912,060	4.12	(4.73)
2017	49,417	19.8697 to 39.8142	993,758	5.18	9.89
2016	49,052	18.0809 to 36.2300	900,831	5.23	13.34
2015	60,452	15.9522 to 31.9646	977,188	5.31	(2.25)
2014	57,141	16.3187 to 32.6990	951,747	5.36	1.52

P06
2018	599,175	19.1566	11,477,686	2.46	(2.20)
2017	628,609	19.5883	12,313,460	2.33	3.66
2016	273,801	18.8971	5,157,900	2.39	5.20
2015	243,363	17.9633	4,356,414	2.54	(2.71)
2014	907,727	18.4627	16,743,431	1.46	3.10

P07
2018	1,253,306	21.1162	26,442,987	2.55	(0.53)
2017	1,201,151	21.2286	25,477,341	2.06	4.92
2016	693,267	20.2333	13,945,984	2.08	2.68
2015	795,413	19.7047	15,595,271	4.35	0.45
2014	1,453,510	19.6163	28,436,093	2.12	4.28

SCP
2018	49,171	20.0810	987,446	0.67	(8.34)
2017	56,599	21.9083	1,240,030	0.71	5.38
2016	139,277	20.7905	2,895,693	1.88	20.96
2015	141,882	17.1882	2,438,723	0.57	(11.80)
2014	222,365	19.4881	4,333,505	0.12	3.24

R02
2018	886	23.0004	20,373	0.18	(10.32)
2017	886	25.6474	22,717	0.05	31.78
2016	886	19.4624	17,239	—	15.72
2015	886	16.8183	14,897	—	(0.72)
2014	909	16.9399	15,398	0.09	18.59

R03[14]
2018	309	28.6111	8,825	—	(1.81)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return[2]
TBC
2018	487,554	$28.3540 to $38.7338	$15,122,847	—%	1.92%
2017	500,651	27.8208 to 38.0054	15,114,670	—	36.17
2016	684,528	20.4315 to 27.9110	15,679,146	—	0.78
2015	819,579	20.2729 to 27.6943	18,622,792	—	11.05
2014	1,211,048	18.2553 to 24.9381	26,449,798	—	9.17

REI
2018	72,735	32.7702	2,384,032	1.97	(9.50)
2017	86,496	36.2103	3,132,571	1.42	16.02
2016	184,072	31.2101	5,745,345	2.33	19.17
2015	240,069	26.1898	6,287,746	1.83	(6.85)
2014	799,464	28.1168	22,478,660	1.70	7.38

RNA
2018	649	35.0166	22,730	0.16	1.16
2017	660	34.6155	22,822	0.11	34.43
2016	671	25.7503	17,452	0.01	1.31
2015	7,435	25.4181	189,169	—	8.60
2014	326,775	23.4052	7,648,401	—	9.33

W42
2018	1,630	25.0403	$40,812	0.10	(1.46)
2017	1,576	25.4116	40,053	—	19.58
2016	1,631	21.2505	34,664	—	13.69
2015	31,008	18.6919	579,595	—	(0.61)
2014	30,384	18.8065	571,412	—	4.78

[1]

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

[2]

Ratio represents the total return for the year indicated and reflects the changes in value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.

[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.
[4]

Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[5]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) merged into fund C89 on April 29, 2016.
[6]	Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.
[7]

Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account (520) is active but has zero balance and therefore is not reported on Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

[8]

Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6) is active but has zero balance and therefore is not reported on Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

[9]	MFS VIT II New Discovery Portfolio Service Class Sub-Account (M1A) merged into fund M42 on August 11, 2014.
[10]	MFS VIT II Utilities Portfolio Initial Class Sub-Account (UTS) merged into fund M44 on August 11, 2014.
[11]	MFS VIT II Utilities Portfolio Service Class Sub-Account (MFE) merged into fund M40 on August 11, 2014.
[12]	MFS VIT II Value Portfolio Initial Class Sub-Account (MVS) merged into fund M83 on August 11, 2014.
[13]	MFS VIT II Value Portfolio Service Class Sub-Account (MV1) merged into fund M08 on August 11, 2014.
[14]	The net assets in R03 were transferred out during 2010 and R03 remained with zero balance through 2017.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2018 and 2017 and for the Years

Ended December 31, 2018, 2017 and 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2018, 2017 and 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017 and 2016, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

April 25, 2019

Hartford, Connecticut

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$10,497,705	$8,089,119
Preferred stocks	566,677	174,641
Common stocks	592,218	551,243
Mortgage loans on real estate	544,207	491,362
Cash, cash equivalents and short-term investments	982,422	1,106,031
Contract loans	405,685	595,367
Derivatives	250,525	314,694
Other invested assets	451,955	777,825
Mortgage escrow funds	3,430	3,213
Receivables for securities	4,970	9,550
Investment income due and accrued	105,522	103,782
Amounts recoverable from reinsurers	17,199	3,446
Other amounts receivable under reinsurance contracts	5,435	5,445
Current federal and foreign income tax recoverable	23,865	54,178
Net deferred tax asset	83,265	87,558
Electronic data processing equipment and software	837	—
Receivables from parent, subsidiaries and affiliates	12,864	9,950
Cash value of company owned life insurance	—	74,774
Reinsurance deposit asset	1,051,960	861,444
Other assets	73,989	23,377

Total general account assets	15,674,730	13,336,999
SEPARATE ACCOUNT ASSETS	21,177,841	23,870,351

TOTAL ADMITTED ASSETS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$12,168,958	$10,087,846
Liability for deposit type contracts	475,872	464,401
Contract claims	31,574	32,274
Other amounts payable on reinsurance	13,315	6,484
Interest maintenance reserve	14,497	118,766
Commissions to agents due or accrued	15,770	12,567
General expenses due or accrued	61,193	54,162
Transfers from Separate Accounts due or accrued (net)	(252,664)	(421,403)
Remittances and items not allocated	38,084	25,180
Asset valuation reserve	71,674	93,754
Payable for securities	65,607	106,522
Funds held under reinsurance treaties with unauthorized and certified reinsurers	246,959	247,534
Funds held under coinsurance	1,052,175	861,444
Derivatives	77,319	44,259
Other liabilities	39,114	139,820

Total general account liabilities	14,119,447	11,873,610
SEPARATE ACCOUNT LIABILITIES	21,177,839	23,870,350

Total liabilities	35,297,286	35,743,960
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	330,150	238,255

Total surplus	1,548,848	1,456,953

Total capital stock and surplus	1,555,285	1,463,390

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
INCOME:
Premiums and annuity considerations	$(10,314,071)	$2,033,394	$1,814,434
Considerations for supplementary contracts with life contingencies	41,368	31,253	28,598
Net investment income	719,167	204,701	171,895
Amortization of interest maintenance reserve	12,414	20,548	22,067
Commissions and expense allowances on reinsurance ceded	243,365	2,288	2,442
Reserve adjustments on reinsurance ceded	10,705,103	—	—
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	375,076	421,373	436,129
Change in cash value of company owned life insurance	3,513	6,877	1,109
Investment income (loss) on reinsurance deposit asset	19,592	(262,531)	(327,872)
Reinsurance experience refund	129,967	—	—
Other income	57,899	65,750	70,917

Total Income	1,993,393	2,523,653	2,219,719
BENEFITS AND EXPENSES:
Death benefits	123,612	132,771	128,678
Annuity benefits	267,802	588,661	588,881
Surrender benefits and withdrawals for life contracts	1,009,649	2,206,148	2,112,722
Interest and adjustments on contract or deposit-type contract funds	22,140	23,571	(38,729)
Payments on supplementary contracts with life contingencies	41,136	36,609	35,940
Increase in aggregate reserves for life and accident and health contracts	2,081,112	1,277,372	971,605

Total Benefits	3,545,451	4,265,132	3,799,097
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	152,103	133,038	118,388
Commissions and expense allowances on reinsurance assumed	123	112	121
General insurance expenses	219,357	236,239	228,521
Insurance taxes, licenses and fees, excluding federal income taxes	5,103	3,737	2,820
Net transfers from Separate Accounts net of reinsurance	(2,270,518)	(2,020,178)	(1,949,196)
Investment expense (income) on funds held	135,750	(288,371)	(178,151)
Other deductions	222	2,021	2,751

Total Benefits and Expenses	1,787,591	2,331,730	2,024,351
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,802	191,923	195,368
Federal income tax benefit, excluding tax on capital gains (losses)	(3,553)	(65,461)	(39,991)

Net income from operations after federal income taxes and before net realized capital gains	209,355	257,384	235,359
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(10,566)	24,045	74,587

NET INCOME	$198,789	$281,429	$309,946

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,463,390	$1,635,897	$1,635,891
Net income	198,789	281,429	309,946
Change in net unrealized capital (losses) gains, net of deferred income tax	(105,877)	(95,725)	(155,105)
Change in net unrealized foreign exchange capital (losses) gains	(3,123)	(15,426)	(3,686)
Change in net deferred income tax	27,017	(89,076)	(68,842)
Change in nonadmitted assets	(16,961)	(3,784)	62,747
Change in asset valuation reserve	22,080	22,072	35,402
Dividends to stockholder	(157,384)	(235,358)	(300,000)
Prior period adjustment net of tax	—	—	(18,108)
Investment income (expense) on funds held—unrealized	127,354	(36,639)	137,652

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,555,285	$1,463,390	$1,635,897

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,735,182	$2,064,646	$1,843,032
Net investment income	593,150	522,677	430,578
Miscellaneous income	433,475	489,411	519,373

Total receipts	3,761,807	3,076,734	2,792,983
Benefits and loss related payments	(3,146,388)	(2,997,833)	(2,833,510)
Net transfers from Separate Accounts	2,083,619	2,221,156	1,971,722
Commissions, expenses paid and aggregate write-ins for deductions	(377,617)	(387,448)	(356,543)
Federal and foreign income taxes recovered (paid)	33,867	11,280	(20,405)

Total payments	(1,406,519)	(1,152,845)	(1,238,736)

Net cash from operations	2,355,288	1,923,889	1,554,247

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	3,963,764	7,792,594	13,130,777
Stocks	151,520	46,290	84,939
Mortgage loans	80,758	114,292	129,924
Other Invested Assets	60,752	3,587	89,713
Net gains or (losses) on cash, cash equivalents and short-term investments	1,079	(1,388)	89
Miscellaneous proceeds	51,913	—	—

Total investment proceeds	4,309,786	7,955,375	13,435,442
Cost of investments acquired (long-term only):
Bonds	(6,155,024)	(8,581,956)	(14,162,654)
Stocks	(349,366)	(208,860)	(81,889)
Mortgage loans	(131,649)	(229,405)	(118,719)
Other Invested Assets	(10,965)	(113,041)	(607,204)
Miscellaneous applications	(36,335)	(522,792)	(401,611)

Total investments acquired	(6,683,339)	(9,656,054)	(15,372,077)
Net decrease (increase) in contract loans and premium notes	23,436	23,591	11,876

Net cash from investments	(2,350,117)	(1,677,088)	(1,924,759)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	—	(25,000)
Net deposits on deposit-type contracts and other liabilities	11,471	(2,899)	277,947
Dividends to stockholders	(157,384)	(235,358)	(300,000)
Other cash (used) provided	17,133	14,763	(36,134)

Net cash from financing and miscellaneous sources	(128,780)	(223,494)	(83,187)

Net change in cash, cash equivalents and short-term investments	(123,609)	23,307	(453,699)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,106,031	1,082,724	1,536,423

End of year	$982,422	$1,106,031	$1,082,724

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2018	2017	2016
Exchanges of bonds	$342,445	$191,862	$103,085
Transfer of other invested assets to bonds	—	134,445	—
Transfer of other invested assets to common stock	—	40	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	10,705,103	—	—
Exchange of PPVUL policies for funding agreements	255,773	—	—
Transfer of other invested assets to preferred stocks	255,000	—	—
Transfer of bonds to preferred stocks	14,344	—	—
Transfer preferred stocks to bonds	18,620	—	—
Exchange of policy loans for bonds	166,220	—	—
Transfer of separate account MVA bonds to general account	99,864	—	—
Transfer of mortgage loan to bonds	—	—	117,601
See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life and disability insurance to a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money markets which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other lnvested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The asset valuation reserve (“AVR”) is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The interest maintenance reserve (“IMR”) is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, and in replication transactions, which are used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts. Refer to Note 16 for further discussion of the DRD.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds (“ETFs”). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on howto determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC, and the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed to Group One Thousand One from Delaware Life Holdings Group.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2018	2017
DLNY	Insurance	$366,354	$369,198
DL Reinsurance Company	Insurance	32,357	32,878
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,557	20,335
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$421,722	$423,865

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2018 and 2017, the admitted amount was $1,454 thousand. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In December 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015”) amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received $255.0 million par value of Series A Preferred Units (non-voting interests) in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. The Series A Preferred Units pay a cumulative annual rate of 6% and are redeemable at the option of DLIH 2015. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million. The carrying value of the Series A Preferred Units as of December 31, 2018 was $255.0 million.

Investments in Affiliates – Other lnvested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2018 and December 31, 2017.

The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

Effective January 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC (“CSPCH”), a Delaware limited liability company. The Company is an 80% owner of CSPCH. During 2018, SeaBright’s name was changed to Clear Spring Property and Casualty Company (“CSP&C”).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC(“CSHH”), a Delaware limited liability company, that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to CSHH during 2017, which was then transferred to Clear Spring Health of Illinois, Inc. During 2018, the Company contributed $8.5 million to CSHH, of which $3.5 million was used to purchase Eon Health Plan LLC (“EHP”) and $5.0 million was transferred upon purchase as a capital contribution.

The Company values its investments in CSPCH and CSHH at $44.8 million and ($2.3) million, respectively, using the look-through approach.

The financial statements of CSPCH and its wholly-owned non-insurance subsidiary are not audited; therefore, the Company limited the value of CSPCH to 80% of the statutory value contained in the audited financial statements of CSPCH’s downstream insurance subsidiary, adjusted for unamortized goodwill in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying value.

The financials of CSHH and its wholly-owned non-insurance subsidiaries are also not audited; therefore, the Company limited the value of CSHH to the sum of the statutory values of CSHH’s insurance subsidiaries, modified to exclude accrued and unpaid capital contributions, and adjusted for any unamortized goodwill, liabilities, commitments, contingencies, guarantees or obligations required to be recorded in accordance with SSAP 97.

Dividends/Distributions

In December 2018, December 2017, and November 2016, the Company received ordinary dividends from DLNY in the amounts of $20.3 million, $40.4 million, and $17.2 million, respectively. In September 2018, DLIH 2015 distributed $15.0 million of capital back to the Company. In October 2018, the Company received an ordinary dividend of $2.9 million from DL Reinsurance Company (“DLRC”). In December 2018, Ellendale Insurance Agency, LLC paid a distribution in the amount of $20.0 million to the Company. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company has two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transfer hedging risks to DLRC, but do not transfer insurance risks. Both treaties are accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are now accounted for as investment income (loss) on reinsurance deposit asset. During 2018 and 2017, there were changes in the hedging strategy by the Company and certain hedges were excluded or added from/to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)

	Treaty Impacts
Statements of Operations	2018	2017	2016
Investment Income (Loss) on Reinsurance Deposit Asset	$19,592	$(262,531)	$(327,872)

Total Revenue	19,592	(262,531)	(327,872)
Investment Expense (Income) on Funds Held	123,723	(299,170)	(190,220)

Total Policyholder Benefits and Expenses	123,723	(299,170)	(190,220)
Net Realized Capital Gains (Losses)	(23,223)	—	—

Net (loss) income	(127,354)	36,639	(137,652)

Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held—Unrealized	127,354	(36,639)	137,652

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,052.0 million and $861.4 million at December 31, 2018 and 2017, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”) entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLlAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. No amounts were outstanding at December 31, 2018 or 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2018 or 2017.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2018 and 2017, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2018 and 2017 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2018, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2018 and 2017 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2018 and 2017
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid from inception through December 31, 2018 was approximately $949.4 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December31, 2018 and 2017.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2018 and 2017.

The Company sponsored the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualified under Section 401(k) of the Internal Revenue Code and included a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.1 million, and $1.8 million, respectively, for the years ended December 31, 2018, 2017 and 2016, of which $0.1 million, $0.1 million, and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.4 million, $8.6 million, and $9.2 million for the years ended December31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2018, 2017 and 2016 were negligible.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million and $0.6 million for the years ended December 31, 2018 and 2017, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 14.

An administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2018 and 2017, respectively.

A services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

administrative, information technology and other support functions. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and CSHH pursuant to which the company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December31, 2018.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.8 million, $4.2 million, and $5.3 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, $2.9 million, and $2.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2018, 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $65.5 million, $58.6 million and $57.0 million for the years ended December 31,2018, 2017 and 2016, respectively.

A master agency agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $15.5 million, $16.8 million and $20.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

A limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. No amounts were allocated under this agreement for the years ended December 31, 2018.

The Company has a services agreement with se2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Refunds received and expenses incurred

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

under this agreement amounted to approximately $(17.9) million, $27.2 million, and $24.4 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, the Company incurred $20.1 million, $25.2 million and $35.9 million of administration system conversion costs related to this agreement for the years ended December 31, 2018, 2017 and 2016, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2018, 2017 and 2016.

The Company had $12.9 million and $10.0 million due from affiliates, $0 and $0 due to affiliates, and $19.0 million and $19.1 million included in general expenses due or accrued to other related parties as of December 31, 2018 and 2017, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

As of December 31, 2018 and 2017, the Company held $171.0 million and $110.6 million of affiliated short-term investments. All of the 2017 affiliated short-term investments matured in 2018, resulting in no gain. These investments were from Armstrong STF IV, LLC, Marcy STF I, LLC, Delaware Life Marketing, LLC (formerly Redfield STF II, LLC), and Wright STF III, LLC. The Company recorded $9.1 million of investment income in 2018 from these investments, and the average yield was 7.4%. During 2018, the Company purchased a short-term investment from a new affiliate, WPH Holdings II Parent, LLC, totaling $256.0 million and also disposed of $85.0 million of this investment, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company recorded $13.8 million of investment income related to these short-term investments in 2018, and the average yield was 8.0%.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, held company owned life insurance (“COLI”) policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company (“ELIC”), a former related party, in 2014. At December 31, 2017, the net cash surrender value of these COLI policies was $74.8 million. These policies were surrendered during 2018 and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life (“PPVUL”) policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC, which had a total value of $240.8 million and outstanding policy loans of $169.9 million at December 31, 2017. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of the $182.4 million of related policy loans, including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

At December 31, 2018 and 2017, the Company had investments in parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

	December 31,
(In Thousands)	2018	2017
Bonds	$738,483	$570,765
Commercial Mortgage Loans	2,534	—
Common Stocks	54,773	70,685
Other Invested Assets	43,495	61,891

Total	$839,285	$703,341

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2018 and December 31, 2017 was approximately $207.9 million and $230.7 million, respectively. At December31, 2018 and 2017, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.8 million and $7.9 million at December 31, 2018 and 2017, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by DLIH 2015, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.4 million.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2018
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,732	35	(5)	3,762
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	254,762	5,096	(2,165)	257,693
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884

Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2018
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$436,382	$435,354
Due after one year through five years	2,858,751	2,807,879
Due after five years through ten years	1,622,224	1,586,274
Due after ten years	2,745,311	2,540,788
SVO Identified Exchange Traded Funds	408,611	376,884

Total before asset and mortgage-backed securities	8,071,279	7,747,179

Asset and mortgage-backed securities	2,426,426	2,400,391

Total	$10,497,705	$10,147,570

Proceeds from sales and maturities of investments in bonds and preferred stock during 2018, 2017 and 2016, were $4.4 billion, $8.0 billion, and $13.2 billion, including non-cash transactions of $375.4 million, $195.8 million and $103.1 million, respectively; gross gains were $41.4 million, $63.6 million and $198.3 million respectively; and gross losses were $77.2 million, $22.9 million, and $12.7 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,083.7 million and $716.6 million as of December 31, 2018 and 2017 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2018 and 2017 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 97.8% and 95.3% of the Company’s total bonds as of December 31, 2018, and 2017, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2018, 2017 and 2016 on LBSS held as of December 31, 2018, 2017 and 2016, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2018, 2017 and 2016, the Company incurred write-downs of bonds totaling $5.8 million, $27.9 million, and $0.3 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,251	(5)	—	—	—	2	2,251	(5)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Industrial and Miscellaneous (Unaffiliated)	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded Funds	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)

Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$864	$864	$915
Structured Securities	500	500	504

	$1,364	$1,364	$1,419

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	1	2	$1	$2,539	$2	$2,745

Total	1	2	$1	$2,539	$2	$2,745

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Alabama	$3,331	$3,512
Arizona	2,352	2,493
California	73,401	79,835
Colorado	17,187	17,823
Connecticut	10,925	10,925
Florida	130	485
Georgia	10,813	1,260
Idaho	1,438	1,508
Illinois	48,523	33,917
Kansas	13,300	13,300
Kentucky	1,744	1,830
Louisiana	577	742
Maine	2,534	2,478
Massachusetts	979	1,026
Michigan	7,669	7,669
Minnesota	4,322	631
Mississippi	2,567	2,684
New Jersey	5,426	5,832
New Mexico	4,125	4,385
New York	291,638	246,421
North Carolina	6,972	7,479
Ohio	4,148	9,545
Oregon	5,202	5,744
Pennsylvania	3,011	4,332
Rhode Island	—	153
South Carolina	1,535	1,993
Texas	7,323	13,320
Utah	3,549	3,945
Virginia	1,252	1,731
Washington	1,656	1,986
Wisconsin	43	209
Great Britain	8,995	4,629
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

The Company had $79.8 million and $36.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2018 and December 31, 2017 respectively.

The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, and seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68%. During the years ended December 31, 2018, 2017

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

and 2016, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2018 and 2017. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2018 and 2017. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2018 and 2017, the Company individually and collectively evaluated loans with a gross carrying value of $546.7 million and $493.8 million, respectively.

As of December 31, 2018 and 2017, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2018 or December 31, 2017.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$546,667	$—	$546,667
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2018 or 2017.

The Company did not have any investments in impaired loans during 2018 or 2017.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Allowance for Credit Losses:

(In Thousands)	2018	2017
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2018 and 2017, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2018	2017
Current	$546,667	$493,822
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)    Type of Repurchase Trades Used

	1 FIRST	2 SECOND	3 THIRD	4 FOURTH
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(3)    Original (Flow) & Residual Maturity

(in Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

(in Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

		THIRD QUARTER				FOURTH QUARTER
(in Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,187	XXX	XXX	XXX	$23,177
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,102	$26,108	$25,559	$25,240	$24,543	$24,543	$24,543	$24,543

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$25,843	XXX	XXX	XXX	$26,053
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,750	$25,750	$25,750	$25,750	$26,116	$26,116	$26,116	$26,116

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$22,793	$3,260	$—	$—	$—	$—	$—
Bonds - FV	—	22,933	3,183	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	22,793	3,260	—	—	—	—	—
Total Assets - FV	—	22,933	3,183	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,240	XX	XX	XX	24,543
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,750	XX	XX	XX	26,116
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,116	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,116	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,116

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

3)	Original (Flow) & Residual Maturity

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	18,989	6,321	—	—	17,355	5,607	—
e. > 1 Month to 3 Months	—	127,100	104,585	99,900	—	99,900	23,495	16,260
f. > 3 Months to 1 Year	398,352	488,302	452,817	488,302	470,409	570,309	558,014	570,309
g. > 1 Year	—	—	—	—	—	—	—	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	MINIMUM	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	16,260	5,324	—	—	241,144	36,953	12,904
e. > 1 Month to 3 Months	—	101,200	9,192	101,200	23,475	163,375	104,670	40,000
f. > 3 Months to 1 Year	483,709	584,909	571,014	483,709	244,069	560,309	417,471	269,909
g. > 1 Year	—	—	—	—	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	—	34,000	32,867	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	—	40,000	38,667	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	—	10,000	2,167	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	—	27,200	26,747	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	44,000	78,200	73,640	78,200	78,200	78,200	78,200	78,200
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	22,500	22,500	22,500	22,500
Platler Financial Holdings, LLC	NJ	42,362	43,988	42,915	42,362	40,729	42,362	41,300	40,729
Secured Loan Funding 06-1, LLC	DE	36,000	101,700	92,940	101,700	101,700	101,700	101,700	101,700
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	—	28,750	27,792	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

		THIRD QUARTER				FOURTH QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	—	18,000	16,615	—
Berentson Collateral Holding Company	DE	34,000	34,000	34,000	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	78,200	78,200	78,200	78,200	—	78,200	72,185	—
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	—	22,500	20,769	—
Platler Financial Holdings, LLC	NJ	39,069	40,729	39,698	39,069	37,374	39,069	37,993	37,374
Secured Loan Funding 06-1, LLC	DE	101,700	101,700	101,700	101,700	—	101,700	93,877	—
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	—	40,000	36,923	—
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$601,537	$720,817	$689,008	$720,817	$721,796	$723,838	$722,511	$721,796

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	THIRD QUARTER				FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$719,721	$721,796	$720,508	$719,721	$428,269	$71,921	$696,120	$428,269

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$403,517	$24,752	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	—	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$403,517	$24,752	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral—Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Realized Gains (Losses):
Bonds	$(41,605)	$12,901	$185,285
Preferred Stocks	23	(46)	16
Common Stocks	566	—	7,060
Mortgage Loans	374	(57)	63
Cash, Cash Equivalents and Short-term Investments	—	155	88
Other Invested Assets	(54,476)	(590)	950
Other Hedging Investments	—	—	4,783
Derivative Instruments	16,576	27,896	63,478
Reinsurance Realized Gains (Losses)	(23,223)	—	—

Subtotal	(101,765)	40,259	261,723
Capital Gains Tax Expense	—	8,105	60,364

Net Realized Gains (Losses)	(101,765)	32,154	201,359
Losses (Gains) Transferred to IMR (Net of Taxes)	$91,199	$(8,109)	$(126,772)

Total	$(10,566)	$24,045	$74,587

	Years Ended December 31,
	2018	2017	2016
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(38)	$(77)	$119
Common Stocks of Non-affiliates	(2,144)	(1,473)	8,003
Common Stocks of Affiliates	(14,004)	(33,845)	2,897
Preferred Stocks	77,368	—	—
Mortgage Loans	—	—	6,175
Derivative Instruments	(72,222)	26,171	(39,386)
Other Hedging Investments	(26,744)	7,694	(135,495)
Other Invested Assets	(68,093)	(115,335)	2,582
Tax Rate change impact	—	21,140	—

Total	$(105,877)	$(95,725)	$(155,105)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $26.6 million, ($21.6) million, and $57.6 million at December 31, 2018, 2017 and 2016, respectively.

In 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

million, respectively, for the year ended December 31, 2018, $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, and $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.4 million, $9.0 million, and $50.5 million for the years ended December 31, 2018, 2017, and 2016, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Bonds (Unaffiliated)	$426,102	$359,474	$296,501
Preferred Stocks (Unaffiliated)	21,777	14,351	1,943
Common Stocks (Unaffiliated)	13,033	23,086	11,747
Common Stocks (Affiliated)	23,190	40,436	18,038
Mortgage Loans	36,349	27,277	26,223
Contract Loans	28,459	29,563	34,293
Cash, Cash Equivalents and Short-term Investments	65,998	47,434	62,031
Derivative Instruments	133,172	(285,985)	(243,007)
Other Invested Assets	43,933	27,054	37,645
Other Investment Income	—	—	3

Gross Investment Income	792,013	282,690	245,417

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(29,586)	(34,729)	(30,262)

Net Investment Income	$719,167	$204,701	$171,895

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2018 and 2017.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new fixed index annuity products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2018 and 2017, the Company pledged $208.1 million and $101.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2018 and 2017, counterparties pledged to the Company $144.4 million and $224.3 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2018
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722

Total	$7,164,722	$184,962	$94,469	$90,493

		Outstanding at
		December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

At December 31, 2018 and 2017, open futures contracts had a notional value of $2,232.6 million and $1,676.4 million and a fair value of ($11.8) million and $1.6 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2018 or 2017.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.0 million and $247.5 million at December 31, 2018 and 2017, respectively.

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $2.0 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Premiums and Annuity Considerations:
Direct	$2,735,942	$2,079,789	$1,891,709
Ceded—Affiliated	(22,573)	(29,101)	(60,552)
Ceded—Non-affiliated	(13,027,440)	(17,295)	(16,723)

Net Premiums and Annuity Considerations	$(10,314,071)	$2,033,393	$1,814,434

Insurance and Other Individual Policy Benefits and Claims:
Direct	862,511	806,146	824,340
Assumed—Non-affiliated	4,214	4,182	4,287
Ceded—Affiliated	(22,493)	(26,772)	(62,746)
Ceded—Non-affiliated	(411,682)	(25,515)	(12,381)

Net Policy Benefits and Claims	$432,550	$758,041	$753,500

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2018 and 2017, the Company had $10.9 million and $11.4 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.1 million and $2.7 million as of December 31, 2018 and 2017, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2018 and 2017 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $63.4 million and $58.4 million at December 31, 2018 and 2017, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2018

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$8,024,252	$467,316	$—	$8,491,568	37.728%
At Book Value Less Current Surrender Charge of 5% or More	1,052,279	—	—	1,052,279	4.675%
At Fair Value	—	—	10,671,265	10,671,265	47.412%

Total with Adjustment or at Market Value	9,076,531	467,316	10,671,265	20,215,112	89.815%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,268,696	—	—	1,268,696	5.637%
Not Subject to Discretionary Withdrawal	999,454	—	24,345	1,023,799	4.548%

Total (Gross: Direct and Assumed)	11,344,681	467,316	10,695,610	22,507,607	100.000%
Reinsurance Ceded	36,646	—	—	36,646

Total (Net)	$11,308,035	$467,316	$10,695,610	$22,470,961

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct +Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $21,177.8 million and $23,870.4 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018 and 2017, the Company’s Separate Account statements, included legally insulated assets of $20,542.8 million and $23,004.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2018 were attributed to the following products:

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$9,732,260	$—	$9,732,260
Variable Annuity	10,810,504	—	10,810,504
MVA Annuity	—	635,076	635,076

Total	$20,542,764	$635,076	$21,177,840

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,071.3 million and $20,706.7 million of non-guaranteed Separate Account reserves and $467.3 million and $549.1 million of guaranteed Separate Account reserves as of December 31, 2018 and 2017, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $179.3 million, $206.1 million, and $207.6 million were received by the General Account from the Separate Accounts during the years ended December 31, 2018, 2017 and 2016, respectively.

For the years ended December 31, 2018, 2017 and 2016, the Company’s General Account paid $62.9 million, $84.0 million, and $95.7 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguarantee Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879

Total Reserves	$467,316	$18,071,347	$18,538,663

By Withdrawal Characteristics:
With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002

Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary Withdrawal	—	24,345	24,345

Total	$467,316	$18,071,347	$18,538,663

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Transfers to Separate Accounts	$198,215	$152,254	$119,314
Transfers (from) Separate Accounts	(2,468,733)	(2,172,432)	(2,068,510)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,270,518)	$(2,020,178)	$(1,949,196)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2018 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1		Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—		$1,856	$168,640	$—	$170,496
Bonds—Unaffiliated (b)						—
Asset-backed Securities	—		—	1,068	—	1,068
Derivative Assets (d)						—
Interest Rate Contracts	45,885		21,247	—	—	67,132
Equity Contracts	93		147,679	—	—	147,772
Foreign Exchange Contracts	—		25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549		5,656,089	323,517	179,611	18,515,766

Total Assets at Fair Value	$12,402,527		$5,852,555	$493,225	$179,611	$18,927,918

Liabilities at Fair Value:
Separate Accounts (c)	$—		$(28,142)	$—	$—	$(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)		(30,029)	—	—	(53,271)
Equity Contracts	(10,227)		—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)		—	—	—	(1,622)

Total Liabilities at Fair Value	$(35,091	) $	(58,171)	$—	$—	$(93,262)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$—	$127,377
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	—	1,118
Industrial and Miscellaneous	—	19	—	—	19
Derivative Assets (d) Interest Rate Contracts	40,912	41,143	—	—	82,055
Equity Contracts	4,339	212,356	—	—	216,695
Foreign Exchange Contracts	—	15,944	—	—	15,944
Separate Accounts Assets (c) (e)	14,955,094	5,575,017	653,171	199,884	21,383,166

Total Assets at Fair Value	$15,000,345	$5,846,384	$779,761	$199,884	$21,826,374

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$(34,040)	$—	$—	$(34,040)
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	—	(41,159)
Equity Contracts	(1,000)	—	—	—	(1,000)
Foreign Exchange Contracts	(1,740)	(360)	—	—	(2,100)

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$—	$(78,299)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,233.1 million and $2,001.9 million of investment income and receivables due at December 31, 2018 and 2017, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $179.6 million and $199.9 million at December 31, 2018 and 2017 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2018 or 2017, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2018 and December 31, 2017.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2018:

(In Thousands)	Beginning Balance at 01/01/2018	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2018
Assets:
Common Stock Unaffiliated	$125,472	$—	$—	$—	$(13,956)	$70,470	—	$(13,308)	$(38)	$168,640
Bonds—Unaffiliated:
Asset-backed Securities	1,118	—	—	—	(50)	—	—	—	—	1,068
Separate Accounts Assets	653,171	27,077	(409,933)	236	(19,364)	117,300	16	(19,163)	(25,723)	323,517

Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	—	(2,332)	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31,2018:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Matrix Pricing	Spreads	168,640	1-216	46
Separate Accounts Assets	Matrix Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	94-104	98

Total Assets			$460,379

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total assets			$511,296

There were no significant changes made in valuation techniques during 2018 and 2017.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2018:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$ 982,420	$982,422 $	261,757	$720,663	$—	$—	$—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives—Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(490,792)	(475,872)	—	—	(490,792)	—	—
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives—Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	—	—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets (a)	431,441	431,733	—	—	329,540	101,901	—
Separate Account Assets	21,873,899	21,867,696	14,971,158	5,993,125	709,732	199,884	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

(a)—Other invested assets includes assets with a fair value of $105.8 million and $199.9 million at December 31, 2018 and 2017 respectively in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2018 and December 31, 2017, there were $112.9 million and $121.3 million of unfunded commitments for limited partnership investments. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

14.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2018 and December 31, 2017.

The components of the Company’s DTAs and DTLs as of December 31, 2018 and December 31, 2017 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$172,389	$—	$172,389	$190,165	$—	$190,165	$(17,776)	$—	$(17,776)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	172,389	—	172,389	190,165	—	190,165	(17,776)	—	(17,776)
Deferred Tax Assets Nonadmitted	10,997	—	10,997	6,301	—	6,301	4,696	—	4,696

Subtotal Net Admitted Deferred Tax Assets	161,392	—	161,392	183,864	—	183,864	(22,472)	—	(22,472)
Deferred Tax Liabilities	78,127	—	78,127	96,306	—	96,306	(18,179)	—	(18,179)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$83,265	$—	$83,265	$87,558	$—	$87,558	$(4,293)	$—	$(4,293)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2018			December 31,2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2 (b)2 Below)	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	219,153	XXX	XXX	205,430	XXX	XXX	13,723
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	—	—	—	—	—	—	—	—	—

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2 (c))	$83,265	—	$83,265	$87,558	—	$87,558	$(4,293)	—	$(4,293)

	2018	2017
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	923%	1,024%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,472,020	$1,375,832

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2018		December 31, 2017		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$172,389	—	$190,165	—	$(17,776)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax
Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$161,392	—	$183,864	—	$(22,472)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	26.06%	0.00%	5.00%	0.00%	21.06%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2018	December 31, 2017	December 31, 2016
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,553)	$(65,461)	$(39,991)
Federal Income Tax Expense on Net Capital Gains	—	8,105	60,364

Current Income Tax (Benefit) Expense	$(3,553)	$(57,356)	$20,373

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The main components of the Company’s DTAs and DTLs as of December 31, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2018	December 31, 2017	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$97,382	$81,244	$16,138
Investments	23,255	23,159	96
Deferred Acquisition Costs	22,997	15,403	7,594
Net Operating Loss Carryforward	—	44,573	(44,573)
Other (Including Items <5% of Total Ordinary Tax Assets)	28,755	25,786	2,969

Total Ordinary Deferred Tax Assets	$172,389	$190,165	$(17,776)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	10,997	6,301	4,696

Admitted Ordinary Deferred Tax Assets	$161,392	$183,864	$(22,472)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$161,392	$183,864	$(22,472)

Deferred Tax Liabilities:
Ordinary
Investments	$26,602	$36,335	$(9,733)
Policyholder Reserves	51,525	59,971	(8,446)

Subtotal	$78,127	$96,306	$(18,179)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$78,127	$96,306	$(18,179)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$83,265	$87,558	$(4,293)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2018	December 31, 2017	Change
Total Deferred Tax Assets	$172,389	$190,165	$(17,776)
Total Deferred Tax Liabilities	78,127	96,306	(18,179)

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Tax Effect of Unrealized (Gains)/Losses			(26,614)

Change in Net Deferred Income Tax			$27,017

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

The Company has quantified the impact of these provisions, as applicable, in the following schedules and disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01 on February 8, 2018.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus as of December 31, 2017. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. The amount of the remeasurement included in the December 31, 2017 financial statements complies with the modifications of the Act.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2018, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			December 31, 2016
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%
Pre-tax Capital Gains—Pre IMR	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%	261,723	91,603	20.0%
Dividends Received Deduction		(16,026)	(15.4)%		(25,309)	(10.9)%		(10,581)	(2.3)%
Tax Credits		—	—%		—	—%		(764)	(0.2)%
Non-deductible Expenses		60	0.1%		61	—%		59	—%
Prior Period Adjustment		—	—%		—	—%		(9,750)	(0.3)%
Reversal of IMR		(3,179)	(3.1)%		(8,981)	(3.9)%		1,209	0.3%
Change in Non-admitted assets		(2,576)	(2.5)%		881	0.4%		(1,540)	(0.3)%
Prior Year Over/Under Accrual		2,083	2.0%		(8,058)	(3.5)%		(1,201)	(2.1)%
Deferred Tax Adjustment for Rate Change		—	—%		83,440	35.9%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(32,785)	(31.5)%		(91,695)	(39.5)%		(57,572)	(12.6)%
Other		5	—%		117	0.2%		(376)	(0.1)%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

Federal Income Taxes Incurred		$(3,553)	(3.4)%		$(57,356)	(24.7)%		$20,373	4.5%
Change in Net Deferred Income Taxes		(27,017)	(26.0)%		89,076	38.4%		59,092	12.9%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

At December 31, 2018, the Company had no net operating loss or capital loss carryforwards. At December 31, 2018, the Company had $21.0 million of foreign tax credit carryforward, which will begin to expire if not utilized, by 2019. At December 31, 2018, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2018, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2019.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2018 and 2017. As of December 31, 2018, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2018 and December 31, 2017. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2018, 2017 and 2016. The Company has not accrued any penalties related to UTBs.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company will file a consolidated federal income tax return for the December 31, 2018 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2018 and 2017.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $112.9 million and $121.3 million as of December 31, 2018 and December 31, 2017, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million for guaranty fund assessments as of December 31, 2018 and 2017. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2018 and 2017, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaced the prior law calculation of the Company’s share and policyholders’ share with a fixed percentage of 70% and 30%, respectively, effective for tax years beginning after December 31, 2017. For the years ended December 31, 2018 and 2017, the Company’s financial statements reflect benefits of $7.2 million and $11.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2018 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

•	Cash held in a tax escrow account.

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	347,813	—	—	—	347,813	504,928	(157,115)	—	347,813	0.94%	0.94%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,193	—	—	—	5,193	5,191	2	—	5,193	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	603,518	—	—	—	603,518	463,248	140,270	—	603,518	1.64%	1.64%
Other Restricted Assets	139,833	—	—	—	139,833	477,964	(338,131)	—	139,833	0.38%	0.38%

Total Restricted Assets	$1,012,659	$—	$—	$—	$1,012,659	$1,434,722	$(305,099)	$—	$1,012,659	2.74%	2.74%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,430	$—	$—	$—	$3,430	$3,213	$217	$3,430	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	11,280	—	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	—	—	—	—	—	288,473	(288,473)	—	—%	—%
Restricted Cash—Derivative Collateral	125,123	—	—	—	125,123	174,998	(49,875)	125,123	0.34%	0.34%

Total	$139,833	$—	$—	$—	$139,833	$477,964	$(338,131)	$139,833	0.38%	0.38%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2018, 2017 and 2016 were $2.4 million, $2.3 million, and $1.7 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2018, 2017 and 2016 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2018, 2017 and 2016 were $0.4 million, $0.4 million and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago, Illinois office. This sublease expires on August 31, 2019. Rental expenses for 2018, 2017 and 2016 were $0.3 million, $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSP&C under its services agreement with the Company.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2018 was $0 due to the abatement of the first five months of rent.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional six months with a monthly rental expense of approximately $18.8 thousand.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York.

The monthly rental expense is approximately $3.9 thousand. The lease ended March 31, 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on May 31, 2024. Rental payments will commence once the Company takes possession of the space which is currently projected to be March 1, 2019. The first three months of rent in 2019 will be abated.

a. At December 31, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2019	$2,995
2020	3,073
2021	2,936
2022	3,077
2023	1,685
Aggregate Total All Future Years	$1,824

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2018, 2017, and 2016 were approximately $0.9 million, $1.7 million, and $1.5 million, respectively, and the total interest paid under the Facility in 2016 was approximately $200 thousand. At December 31, 2018 and 2017, there was no amounts outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2018 and 2017, there was $365.0 million outstanding to the FHLB.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2018 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,587	2,587	—
Activity Stock	13,838	13,838	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$471,449	XXX	XXX

Year Ended 2017 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$531,213	$527,623	$365,000
Current Year Separate Accounts Total Collateral Pledged	76,461	75,895	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$607,674	$603,518	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,247	$365,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Maximum Amount Pledged During Reporting Period

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$547,842	$545,485	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	96,957	95,763	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$644,799	$641,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,132	$507,986	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$320,507

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19. SUBSEQUENT	EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2019 to April 25, 2019, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2018 having a material effect on the financial statements.

Type II—Nonrecognized Subsequent Events:

During 2019, the Company recaptured the policies previously ceded to DLRC under the FIA Treaty with the consent of DLRC. This transaction reduced the reinsurance deposit asset and funds held liabilities by $724.4 million. The recaptures had no effect on the surplus of the Company.

During 2019, the Company contributed certain hedging instruments totaling $167.5 million to DL Investment Holdings 2016-1, LLC.

On April 1, 2019, after receipt of all required regulatory approvals, the Company acquired the Pennsylvania domiciled Lackawanna Casualty Group, consisting of Lackawanna Casualty Company and its two subsidiaries, Lackawanna National Insurance Company and Lackawanna American Insurance Company, for the purchase price of $168.7 million.

On April 5, 2019, the Company paid an ordinary dividend of $200.0 million to the Parent.

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed on October 14, 1997.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 5, 2004.)

	(2)	Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

E.	(1)	Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(3)	Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(6)	Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement OF Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

	(3)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(4)	Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(5)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(6)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(7)	Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 29, 1999.)

	(8)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(9)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

	(10)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

(11)	Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund, and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on April 27, 1999.)

(12)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

(13)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-111688, filed on December 30, 2005.)

(14)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No.333-136435, filed on August 9, 2006.)

(15)	Participation Agreement, dated November 16, 2005, by and among Janus Aspen Series, Janus Distributors LLC, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

(16)	Participation Agreement, dated September 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Royce Capital Fund, and Royce & Associates, LLC. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

(17)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

(18)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

(19)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

(20)	Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

(21)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed on May 30, 2007.)

	(22)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

	(23)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)

I.	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 24, 2019, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on April 26, 2019.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.

	(2)	Representation of Counsel Pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed April 26, 2019.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b) Name and Principal	Position and Offices

Business Address*	with Underwriter
Thomas G. Seitz	President and Director
Michael K. Moran	Financial/Operations Principal and Treasurer and Director
Michael S. Bloom	Secretary and Director
Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2019.

DELAWARE LIFE VARIABLE ACCOUNT G (Registrant)

DELAWARE LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chairman and Director	April 29, 2019
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Daniel J. Towriss*	Chief Executive Officer, President and Director	April 29, 2019
Daniel J. Towriss	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 29, 2019
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

/s/ Dennis A. Cullen*	Director	April 29, 2019
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2019
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed with the Securities and Exchange Commission on April 26, 2019. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)